Exhibit 10.34

CREDIT AGREEMENT dated as of November 22, 2022 among MIDWEST HOLDING INC., as Borrower, THE LENDERS FROM TIME TO TIME PARTY HERETO, ROYAL BANK OF CANADA, as Administrative Agent, ROYAL BANK OF CANADA, as Collateral Agent, _____________________________________ RBC CAPITAL MARKETS, as Sole Lead Arranger and Sole Book Manager

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01	Defined Terms	1
Section 1.02	Other Interpretive Provisions	31
Section 1.03	Accounting Terms	32
Section 1.04	Rounding	32
Section 1.05	Times of Day	32
Section 1.06	Timing of Payment or Performance	32
Section 1.07	Pro Forma Compliance	33
Section 1.08	Compliance with this Agreement	33
Section 1.09	Foreign Currencies	33
Section 1.10	Interest Rate; Benchmark Notification	34
Section 1.11	LLC Divisions	34

ARTICLE II
THE COMMITMENTS AND LOANS

Section 2.01	Loans	34
Section 2.02	Borrowings, Conversions and Continuations of Loans	35
Section 2.03	Prepayments	36
Section 2.04	Termination or Reduction of Commitments	36
Section 2.05	Repayment of Loans	37
Section 2.06	Interest	37
Section 2.07	Fees	37
Section 2.08	Computation of Interest and Fees	38
Section 2.09	Evidence of Debt	38
Section 2.10	Payments Generally; Administrative Agent's Clawback	38
Section 2.11	Sharing of Payments by Lenders	40
Section 2.12	Defaulting Lenders	40
Section 2.13	Benchmark Replacement	42

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01	Taxes	43
Section 3.02	Illegality	46
Section 3.03	Inability to Determine Rates	47
Section 3.04	Increased Costs; Reserves on Term Benchmark Loans	47
Section 3.05	Compensation for Losses	48
Section 3.06	Mitigation Obligations; Replacement of Lenders	49
Section 3.07	Survival	50

ARTICLE IV
CONDITIONS PRECEDENT

Section 4.01	Conditions to Effectiveness	50

- i -

Table of Contents (cont.) Page - ii - Section 4.02 Conditions to all Borrowings ......................................................................................51 ARTICLE V REPRESENTATIONS AND WARRANTIES Section 5.01 Existence, Qualification and Power ............................................................................52 Section 5.02 Authorization; No Contravention................................................................................52 Section 5.03 Governmental Authorization; Other Consents............................................................52 Section 5.04 Execution and Delivery; Binding Effect .....................................................................52 Section 5.05 Financial Statements; No Material Adverse Effect.....................................................53 Section 5.06 Litigation .....................................................................................................................53 Section 5.07 No Default ...................................................................................................................53 Section 5.08 Property .......................................................................................................................53 Section 5.09 Taxes ...........................................................................................................................53 Section 5.10 Subsidiaries; Capitalization.........................................................................................54 Section 5.11 Disclosure....................................................................................................................54 Section 5.12 Compliance with Laws and Contractual Obligations..................................................54 Section 5.13 ERISA Compliance. ....................................................................................................54 Section 5.14 Environmental Matters................................................................................................54 Section 5.15 Margin Regulations .....................................................................................................55 Section 5.16 Investment Company Act............................................................................................55 Section 5.17 Anti-Corruption Laws, Sanctions and Beneficial Ownership Regulation ..................55 Section 5.18 Solvency ......................................................................................................................55 Section 5.19 Collateral .....................................................................................................................55 Section 5.20 EEA Financial Institutions ..........................................................................................56 Section 5.21 Insurance Licenses ......................................................................................................56 ARTICLE VI AFFIRMATIVE COVENANTS Section 6.01 Financial Statements and Statutory Statements...........................................................56 Section 6.02 Certificates; Other Information ...................................................................................57 Section 6.03 Notices.........................................................................................................................58 Section 6.04 Preservation of Existence, Etc.....................................................................................59 Section 6.05 Maintenance of Properties...........................................................................................59 Section 6.06 Maintenance of Insurance ...........................................................................................59 Section 6.07 Payment of Tax Liabilities and Other Contractual Obligations..................................59 Section 6.08 Compliance with Laws................................................................................................60 Section 6.09 Books and Records......................................................................................................60 Section 6.10 Inspection Rights.........................................................................................................60 Section 6.11 Use of Proceeds...........................................................................................................60 Section 6.12 Additional Guarantors and Collateral..........................................................................60 Section 6.13 Further Assurances......................................................................................................62 ARTICLE VII NEGATIVE COVENANTS Section 7.01 Indebtedness ................................................................................................................63 Section 7.02 Liens ............................................................................................................................64 Section 7.03 Fundamental Changes .................................................................................................67

Table of Contents (cont.) Page - iii - Section 7.04 Restricted Payments ....................................................................................................68 Section 7.05 Transactions with Affiliates ........................................................................................68 Section 7.06 Certain Restrictive Agreements...................................................................................69 Section 7.07 Use of Proceeds...........................................................................................................70 Section 7.08 Change in Nature of Business .....................................................................................70 Section 7.09 Amendments to Organizational Documents................................................................70 Section 7.10 Asset Dispositions .......................................................................................................70 Section 7.11 Financial Covenants ....................................................................................................71 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default.........................................................................................................71 Section 8.02 Remedies Upon Event of Default................................................................................74 Section 8.03 Application of Funds...................................................................................................74 ARTICLE IX ADMINISTRATIVE AGENT AND COLLATERAL AGENT Section 9.01 Appointment and Authority.........................................................................................75 Section 9.02 Rights as a Lender .......................................................................................................75 Section 9.03 Exculpatory Provisions................................................................................................76 Section 9.04 Reliance by Administrative Agent ..............................................................................77 Section 9.05 Delegation of Duties....................................................................................................77 Section 9.06 Resignation and Removal of Administrative Agent....................................................77 Section 9.07 Non-Reliance on Agents and Other Lenders...............................................................78 Section 9.08 No Other Duties, Etc. ..................................................................................................78 Section 9.09 Administrative Agent May File Proofs of Claim ........................................................78 Section 9.10 Certain ERISA Matters. ..............................................................................................79 Section 9.11 Collateral and Guaranty Matters; Exercise of Remedies ............................................80 Section 9.12 Erroneous Payments....................................................................................................82 Section 9.13 Cash Management Agreements and Secured Hedging Agreements...........................84 ARTICLE X MISCELLANEOUS Section 10.01 Amendments, Etc. .......................................................................................................84 Section 10.02 Notices; Effectiveness; Electronic Communication....................................................86 Section 10.03 No Waiver; Cumulative Remedies; Enforcement.......................................................87 Section 10.04 Expenses; Indemnity; Damage Waiver .......................................................................88 Section 10.05 Marshaling; Payments Set Aside.................................................................................91 Section 10.06 Successors and Assigns...............................................................................................91 Section 10.07 Treatment of Certain Information; Confidentiality.....................................................96 Section 10.08 Right of Setoff.............................................................................................................97 Section 10.09 Interest Rate Limitation...............................................................................................97 Section 10.10 Counterparts; Integration.............................................................................................97 Section 10.11 Survival of Representations and Warranties ...............................................................98 Section 10.12 Severability..................................................................................................................98 Section 10.13 Replacement of Lenders..............................................................................................98 Section 10.14 Governing Law; Jurisdiction; Etc................................................................................99

Table of Contents (cont.)

		Page
Section 10.15	Waiver of Jury Trial	100
Section 10.16	No Advisory or Fiduciary Responsibility	100
Section 10.17	Electronic Execution of Assignments and Certain Other Documents	101
Section 10.18	USA PATRIOT Act	101
Section 10.19	Judgment Currency	101
Section 10.20	Acknowledgement and Consent to Bail-In.	102
Section 10.21	Acknowledgement Regarding Any Supported QFCs.	102

- iv -

Table of Contents (cont.) - iv - Schedules: Schedule 2.01 – Commitments and Applicable Percentages Schedule 5.10 – Subsidiaries; Capitalization Schedule 7.01 – Existing Debt Schedule 7.02 – Existing Liens Schedule 10.02 – Administrative Agent’s Office; Certain Addresses for Notices Exhibits: Exhibit A – Form of Loan Notice Exhibit B – Form of Note Exhibit C – Form of Compliance Certificate Exhibit D – Form of Assignment and Assumption Exhibit E-1 – Form of U.S. Tax Compliance Certificate Exhibit E-2 – Form of U.S. Tax Compliance Certificate Exhibit E-3 – Form of U.S. Tax Compliance Certificate Exhibit E-4 – Form of U.S. Tax Compliance Certificate Exhibit F – Form of Guaranty Exhibit G – Form of Solvency Certificate Exhibit H – Form of Security Agreement Exhibit I – Form of Perfection Certificate

CREDIT AGREEMENT This CREDIT AGREEMENT (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of November 22, 2022 among Midwest Holding Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”). The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein. Accordingly, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Accounting Change” has the meaning specified in Section 1.03(b). “Act” has the meaning specified in Section 10.18. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) the SOFR Adjustment; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) the SOFR Adjustment; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent” means RBC in its capacity as administrative agent under any of the Loan Documents. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form acceptable to the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

- 2 - “Agents” the collective reference to the Administrative Agent and the Collateral Agent and “Agent” shall mean any of them. “Agent Parties” has the meaning specified in Section 10.02(c). “Agent-Related Persons” means the Administrative Agent and the Collateral Agent, together with their respective Affiliates (including, in the case of RBC in its capacity as the Administrative Agent or the Collateral Agent, RBC Capital Markets), and the partners, officers, directors, employees, agents and advisors of such Persons and Affiliates. “Aggregate Commitments” means, as of the date of any determination, the Commitments of all of the Lenders then in effect. As of the date hereof, the Aggregate Commitments equal $30,000,000. “Agreement” means this Credit Agreement (as may from time to time be amended, restated, amended and restated, supplemented or otherwise modified from time to time). “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Insurance Code” means, as to any Insurance Company, the insurance code or other insurance statute of any jurisdiction where such Insurance Company is domiciled and any successor statute of similar import, together with regulations thereunder, as amended or otherwise modified and in effect from time to time. “Applicable Insurance Regulatory Authority” means, with respect to any Insurance Company, the insurance commission or similar Governmental Authority which regulates insurance companies located in the jurisdiction in which such Insurance Company is domiciled. “Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in this Agreement, including Section 2.12. If the commitment of each Lender to make Loans has been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Debt to Capitalization Ratio as set forth below: Pricing Level Consolidated Debt to Capitalization Ratio Term SOFR Rate Base Rate Commitment Fee 1 >25% 4.25% 3.25% 0.600% 2 > 15% and < 25% 3.75% 2.75% 0.500%

- 3 - 3 ≤ 15% 3.50% 2.50% 0.500% Initially, the Applicable Rate shall be set at Pricing Level 3. Thereafter, each change in the Applicable Rate resulting from a change in the Consolidated Debt to Capitalization Ratio shall be effective on the date of the delivery of the Compliance Certificate for the applicable fiscal quarter and ending on the date immediately preceding the effective date of the next such change. “Approved Fund” means with respect to any Lender, any Person (other than a natural Person) that (a) is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (b) is administered, advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person or any Affiliate of any Person that administers, advises or manages such Lender. “Arranger” means RBC Capital Markets,1 in its capacities as sole lead arranger and sole book manager. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheets of the Borrower and its subsidiaries as of December 31, 2021 and December 31, 2020, and the related consolidated statements of income and cash flows of the Borrower and its subsidiaries prepared in accordance with GAAP, including the notes thereto, in each case as most recently delivered prior to the Effective Date. “Authorized Control Level Risk-Based Capital” means, with respect to an Insurance Company and as of a date of determination, the “Authorized Control Level Risk-Based Capital,” or equivalent term, as defined in the Applicable Insurance Code of the state in which such Insurance Company is domiciled, as reflected in such Insurance Company’s Statutory Statement as of such date of determination. “Availability Period” means the period from and including the Effective Date to the earliest of (i) the Commitment Termination Date, (ii) the date of termination of the Aggregate Commitments pursuant to Section 2.04 and (iii) the date of termination of the commitment of each Lender pursuant to Section 8.02. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date, and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of Section 2.13. 1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

- 4 - “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.” “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate plus 1/2 of 1%, (ii) the Prime Rate, and (iii) the Adjusted Term SOFR Rate for a term of one month plus 1.00%; provided that to the extent such highest rate as calculated above shall, at any time, be less than the 0%, such rate shall be deemed to be 0% for all purposes herein. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR Rate shall be effective on the opening of business on the day specified in the public announcement of such change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR Rate, respectively. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Benchmark” means, initially, with respect to any Term Benchmark Loan, the Adjusted Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 2.13. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment; If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment,

- 5 - or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of any Term Benchmark Loan or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” or any similar analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.13 and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the IOSCO Principles; provided, that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with

- 6 - respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the SOFR Administrator, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative or in compliance with or aligned with the IOSCO Principles. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13. “Beneficial Ownership Certification” means a beneficial ownership certificate under the Beneficial Ownership Regulation, which certificate shall be in the form of Appendix A to the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. Section 1010.230.

- 7 - “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Borrower” has the meaning specified in the preamble. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Business Day” means any day that is not a Saturday, Sunday or other day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions in the State of New York are authorized or required by Law to close; provided that, in relation to RFR Loans or Term Benchmark Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan or Term Benchmark Loan, as applicable, or any other dealings of such RFR Loan or such Term Benchmark Loan, as applicable, any such day that is only a U.S. Government Securities Business Day. “Capital Lease” of any Person means any lease of (or other arrangement conveying the right to use) property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP (subject to Section 1.03(a), as in effect as of the date hereof), be required to be accounted for as a capital lease on the balance sheet of such Person. “Capitalized Lease Obligations” means, subject to Section 1.03(a), as of any date of determination in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Cash Management Agreement” means any agreement or arrangement to provide Cash Management Services to the Borrower or any Subsidiary. “Cash Management Services” means any treasury and/or cash management services, including, without limitation, treasury, depository, custodial, overdraft, credit, commercial purchase card, purchasing or debit card, non-card e-payable services, electronic funds transfer, treasury management services (including controlled disbursement services, overdraft, automatic clearing house, transfer of funds services or arrangements or similar services and arrangements, return items and interstate depository network services, SWIFT), other demand deposit or operating account relationships, foreign exchange facilities, and merchant services. “CFC” means an entity treated as a controlled foreign corporation for US federal income tax purposes “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any Law; (ii) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (iii) the issuance or publication of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the

Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means: (i) any sale or transfer by the Borrower or its Subsidiaries of sixty-five percent (65%) or more of the assets of the Borrower and all of its Subsidiaries on a consolidated basis, or (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such “person” or “group” and its subsidiaries and any person or entity acting in its capacity as a trustee, agent or other fiduciary or administrator of any such plan), becomes the owner, directly or indirectly, of Voting Securities representing more than thirty five percent (35%) of the voting power of the Voting Securities of the Borrower. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator as selected by the Administrative Agent in its sole reasonable discretion in consultation with the Borrower). “Code” means the Internal Revenue Code of 1986. “Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted pursuant to any Loan Document, which shall exclude any Excluded Property. “Collateral Agent” has the meaning specified in the preamble to this Agreement. “Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Commitment Termination Date” means the earlier of November 22, 2025 (provided, however, that if such date is not a Business Day, the Commitment Termination Date shall be the next preceding Business Day). “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Debt to Capitalization Ratio” means, as of any date of determination for any Person, the ratio of (i) Consolidated Total Debt of such Person as of such date to (ii) the sum of (A) Consolidated Net Worth of such Person as of such date plus (B) Consolidated Total Debt of such Person as of such date. “Consolidated Net Operating Income” means, as of any date of determination for any Person, the aggregate of the operating net income (loss) of such Person and its Subsidiaries, determined on - 8 -

- 9 - a consolidated basis as of such date (excluding (a) any accumulated other comprehensive income balance according to Financial Accounting Standard Board Accounting Standards Codification Topic 810 – Consolidation and (b) changes in embedded derivatives associated with modified coinsurance or funds withheld reinsurance arrangements). “Consolidated Net Worth” means, as of any date of determination for any Person, the remainder of (a) consolidated assets (excluding (i) any accumulated other comprehensive income balance according to Financial Accounting Standard Board Accounting Standards Codification Topic 810 – Consolidation, (ii) embedded derivatives associated with modified coinsurance or funds withheld reinsurance agreements as a result of the application of FASB Derivatives Implementation Group Statement 133 Implementation Issue No. 36 (DIG B36) and (iii) amounts attributable to any minority or non-controlling interests) as of such date, minus (b) all consolidated liabilities as of such date. Unless otherwise specified, “Consolidated Net Worth” shall refer to the Consolidated Net Worth of the Borrower and its Subsidiaries. “Consolidated Total Assets” means, as of any date of determination for any Person, the net book value of all assets of such Person and its Subsidiaries, determined on a consolidated basis as of such date (which, for the avoidance of doubt, will be calculated inclusive of any amount attributable to any minority or non-controlling interest). Unless otherwise specified, “Consolidated Total Assets” shall refer to the Consolidated Total Assets of the Borrower and its Subsidiaries. “Consolidated Total Debt” means, as of any date of determination for any Person, all Debt of such Person and its Subsidiaries of the type described in any or all of clauses (a), (b), (c), (d), (g), (h) and (i) of the definition of the term “Debt” (but as to clause (h) thereof, only to the extent that it is an unpaid obligation in respect of a letter of credit or letter of guaranty that is then due and payable and not contingent); provided that Consolidated Total Debt shall exclude, without duplication, (i) commission financing to the extent incurred prior to the Effective Date, and (ii) loans made to any insurance company by an FHLB, (iii) any subordinated debt and (iv) for the avoidance of doubt, any items excluded from the definition of “Debt”. Unless otherwise specified, “Consolidated Total Debt” shall refer to the Consolidated Total Debt of the Borrower and its Subsidiaries. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided, however, that if as of 5:00 p.m. (New York City time) on any SOFR Determination Date, Daily Simple SOFR for the applicable tenor has not been published by the SOFR Administrator and a Benchmark Replacement Date

- 10 - with respect to Daily Simple SOFR has not occurred, then Daily Simple SOFR will be the Daily Simple SOFR as published by the SOFR Administrator on the first preceding U.S. Government Securities Business Day for which Daily Simple SOFR was published by the SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such SOFR Determination Date. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Debt” means, as to any Person at a particular time, without duplication, all of the following: (a) all obligations of such person for borrowed money; (b) all obligations of such person evidenced by bond, debentures, notes or similar instruments; (c) all obligations of such person under conditional sale or other title retention agreements relating to property acquired by such person; (d) all obligation of such person in respect of deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business); (e) all Debt of other secured by any lien on property owned by such person, whether or not the debt secured thereby has been assumed; provided that the amount of any debt of others that constitutes debt of such person solely by reason of this clause (e) shall not for purposes of the Revolving Credit Facility exceed the lesser of (x) the fair market value of the properties subject to such lien and (y) the amount of debt secured thereby; (f) all guarantees by such person of Debt of others; (g) all capital lease obligations of such person; (h) all unpaid obligations, contingent or otherwise, of such person as an account party in respect of letters of credit and letters of guaranty (other than cash collateralized letters of credit to secure the performance of workers’ compensation, unemployment insurance, other social security laws or regulations, bids, trade contract, leases, environmental and other statutory obligations, surety and appeal bonds, performance bond and other obligations of a like nature, in each case, obtained in the ordinary course of business); (i) current redeemable equity; (j) all obligations, contingent or otherwise, of such person in respect of bankers’ acceptance, and (k) solely for purposes of Section 7.01 and the definition of the term “Threshold Amount”, all obligations in respect of Swap Contracts calculated in the manner described below, other than obligations permitted at any Insurance Company in respect of transactions (i) that are income generation transactions made in accordance with the income generation transaction rules set forth in the NAIC rules, as such rules are in effect at the time of the applicable transaction or (ii) to replicate assets that would be admissible on the balance sheet of any insurance company organized under the laws of one of the states of

- 11 - the United States of America in accordance with the replication synthetic asset transaction rules set forth in the NAIC rules, as such rules are in effect at the time of the applicable transaction; provided that: “Debt” shall exclude the following: (I) obligations with respect to insurance policies, annuities, guaranteed investment contracts and similar products underwritten by, or Reinsurance Agreements or Retrocession Agreements entered into by, an Insurance Company in the ordinary course of business; (II) obligations with respect to surplus relief reinsurance ceded by an Insurance Company; (III) obligations in the ordinary course of business to purchase securities that arise out of or in connection with the sale of the same or substantially similar securities or to return collateral consisting of securities arising out of or in connection with the loan of the same or substantially similar securities; (IV) unspent cash deposits or securities held in escrow by or in favor of such Person, or in a segregated deposit or securities account, as applicable, controlled by such Person, in each case in the ordinary course of business to secure the performance obligations of, or damages owing from, one or more third parties; (V) any indebtedness under any overdraft or other cash management facilities so long as any such indebtedness is repaid in full no later than five (5) Business Days following the date on which it was incurred or, in the case of such indebtedness in respect of credit or purchase cards, within 60 days of its incurrence; (VI) except as provided in clause (g) above, any obligations in respect of a lease properly classified as an operating lease in accordance with GAAP; (VII) any liability for federal, state, local or other Taxes not yet delinquent or being contested in good faith and for which adequate reserves have been established to the extent required by GAAP; (VIII) any customer deposits or advance payments received in the ordinary course of business; (IX) the following obligations issued or undertaken in connection with one or more Regulatory Capital Transactions: (A) Reserve Financing Notes; (B) any securities backed by such Reserve Financing Notes by an entity formed in connection with a Statutory Reserve Financing; (C) letters of credit issued for the account of any Statutory Reserve Subsidiary of the Borrower; (D) reimbursement obligations of any statutory reserve; (E) any guarantees by the Borrower of the obligations described in clause (A), (B), (C) or (D) above; (F) reimbursement obligations of the Borrower; or

- 12 - (G) capital maintenance or similar obligations of the Borrower in favor of any Special Purpose Subsidiary; and (X) any portion of Debt that S&P’s guidelines would exclude from financial leverage or treat as a hybrid capital instrument, in each case, in accordance with S&P’s guidelines in effect as of the Effective Date. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such person is a general partner) to the extent that such Person is liable therefor pursuant to law or judicial holding as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent that contractual provisions binding on the holder of such Debt provide that such Person is not liable therefor;. The “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any hedging agreement at any time will be the maximum aggregate amount (after giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such hedging agreement were terminated at such time. “Debt Fund Affiliated Lender” means, with respect to any Person, an Affiliate of such Person that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and for which no personnel involved with the investment in any such Person (x) makes (or has the right to make or participates with others in making) any investment decisions or (y) has access to any information (other than information that is publicly available) relating to the Borrower or any entity that forms a part of the Borrower’s business (including its Subsidiaries of the Borrower). “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, rehabilitation, insolvency, reorganization, or similar debtor relief Laws of the United States, Bermuda or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2.00% per annum; provided, however, that with respect to a Term Benchmark Loan or RFR Loan (so long as it remains such Type of Loan), as applicable, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.00% per annum. “Defaulting Lender” means at any time, subject to Section 2.12(b), (i) any Lender that has failed for two or more Business Days to comply with its obligations under this Agreement to make a Loan or make any other payment due hereunder (each, a “Funding Obligation”), (ii) any Lender that has notified the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its Funding Obligations hereunder, (iii) any Lender that has, for three or more Business Days after written request of the Administrative Agent or the Borrower, failed to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective Funding Obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iii) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), (iv) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (v) any Lender that has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity

- 13 - Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (iv) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.12(b)) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders. “Dollar” and “$” means lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which this Agreement becomes effective in accordance with Section 4.01. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.06(b)(iii) and 10.06(b)(v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). “Embargoed Jurisdiction” means any country, territory or region that is the subject of a comprehensive embargo under applicable Sanctions, as modified from time to time by relevant Governmental Authorities. “Engagement Letter” means the Engagement Letter, dated 18, 2022, between the Borrower and RBC relating to this Agreement. “Environmental Laws” means any and all federal, state, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or binding governmental restrictions, including all common law, relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Equity Interests” means, as to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or

- 14 - acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA). “ERISA Event” means: (i) a Reportable Event with respect to a Pension Plan; (ii) the failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules; (iii) the incurrence by the Borrower (including on account of an ERISA Affiliate) of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (iv) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan which results in liability to the Borrower or notification that a Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA); (v) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (vi) the institution by the PBGC of proceedings to terminate a Pension Plan; (vii) to the extent any Pension Plan exists, any event or condition which would reasonably be expected to result, under Section 4042 of ERISA, in the termination of, or the appointment of a trustee to administer, any Pension Plan; (viii) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (ix) the imposition or incurrence of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower (including on account of an ERISA Affiliate); (x) the imposition of a lien upon the Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 9.12(a). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 9.12(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excluded Property” has the meaning assigned to it in the Security Agreement. “Excluded Subsidiary” means any Subsidiary of the Borrower: (a) that is prohibited by applicable law or contractual obligations existing on the date of this Agreement (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing, or granting Liens to secure, the Obligations

- 15 - or if guaranteeing, or granting Liens to secure, the Obligations would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, including, for the avoidance of doubt, any Insurance Company; (b) with respect to which the Borrower and the Administrative Agent reasonably agree that the burden or cost or other consequences of providing a guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom; (c) any direct or indirect Domestic Subsidiary has no material assets other than equity (or equity and debt) of one or more Foreign Subsidiaries that are CFCs (a “CFC Holdco”); (d) any Domestic Subsidiary that is a direct or indirect Subsidiary of (a) an Insurance Company or (b) a Foreign Subsidiary that is a CFC or a CFC Holdco; or (e) solely in the case of any obligation under any Secured Hedging Agreement that constitutes a “swap” within the meaning of section 1(a)(47) of the Commodity Exchange Act, any Subsidiary of the Borrower that is not an “Eligible Contract Participant” as defined under the Commodity Exchange Act. “Excluded Swap Obligation” means, with respect to any Guarantor, any obligations in respect of Swap Contracts if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such obligations (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such obligations. If any such obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13) or (B) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 3.01(g), and (iv) any withholding Taxes imposed pursuant to FATCA. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to

- 16 - comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules, official guidance notes or official practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to RBC on such day on such transactions as determined by the Administrative Agent; provided, however, that if the Federal Funds Rate as set forth above shall be less than 0.00% per annum at any time, the “Federal Funds Rate” for purposes hereof shall be deemed to be 0.00% per annum at such time. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Financial Officer” means, as to any Person, the chief financial officer; principal accounting officer; vice president, finance; treasurer; or controller of such Person (or any other officer acting in substantially the same capacity of any of the foregoing). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0%. “Foreign Subsidiary” means any existing or future direct or indirect subsidiary of the Borrower organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia. “Funding Agreement” means any agreement for a Insurance Company to accept and accumulate funds and to make one or more payments at future dates in amounts that are not based on mortality or morbidity contingencies of the Person to whom such agreement is issued. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means any nation or government, or state or political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body (including any Applicable Insurance Regulatory Authority), court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

- 17 - “Guarantee” means, as to any Person, (i) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “Primary Obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (A) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (B) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (C) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the Primary Obligor so as to enable the Primary Obligor to pay such Debt or other obligation or (D) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (ii) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related Primary Obligor, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” means any Subsidiary of the Borrower that has entered into a Guaranty as required or permitted pursuant to Section 6.12. “Guaranty” means a Guaranty, substantially in the form of Exhibit F, to be executed by and among the Administrative Agent and each Guarantor from time to time party thereto; provided that in respect of each Person who enters into a Guaranty, the Borrower shall have provided (or caused to be provided) customary documentation reasonably requested by the Administrative Agent. “Guaranty Release Event” has the meaning specified in Section 9.11(a)(ii). “Hybrid Securities” means, at any time, trust preferred securities, deferrable interest subordinated debt securities, mandatory convertible debt or other hybrid securities issued by the Borrower or any Subsidiary. “Immaterial Subsidiary” means any Subsidiary designated by the Borrower as an Immaterial Subsidiary if and for so long as such Immaterial Subsidiary does not have, as of the last day of the most recent Fiscal Quarter for which financial statements are available, (a)(i) total assets exceeding 5.0% of the consolidated assets or (ii) total revenues for the most recent four Fiscal Quarter period then ended exceeding 5.0% of the total revenues for such period of the Borrower and its Subsidiaries, and (b) together with all other Immaterial Subsidiaries so designated as Immaterial Subsidiaries, (i) total assets at such time exceeding 10.0% of the consolidated assets or (ii) total revenues for the most recent four Fiscal Quarter period then ended exceeding 10.0% of the total revenues for such period of the Borrower and its Subsidiaries, in the case of each of clauses (a) and (b) on a Consolidated basis. The Borrower may, at any time, by written notice to the Administrative Agent, designate any Immaterial Subsidiary as a Material Subsidiary. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes. “Indemnitee” has the meaning specified in Section 10.04(b).

- 18 - “Ineligible Assignee” means any Person (i) on a list of competitors of the Borrower and its Subsidiaries identified to the Administrative Agent in writing as updated from time to time by the Borrower, and (iii) any Affiliate of a Person described in the foregoing clause (i) (other than any Debt Fund Affiliated Lender, unless such Person is separately identified under clause (ii) or if such Affiliate is (A) identified in writing by name by the Borrower to the Administrative Agent or (B) reasonably identifiable as an Affiliate on the basis of such Person’s name; provided that, no Person disclosed by the Borrower to the Administrative Agent after the Effective Date shall be deemed an “Ineligible Assignee” for any purpose hereunder until the second Business Day after the time of such disclosure. “Ineligible Institution List” has the meaning specified in Section 10.06(f). “Information” has the meaning specified in Section 10.07. “Insurance Business” means one or more aspects of the business of issuing or underwriting insurance or reinsurance. “Insurance Company” means any Subsidiary of the Borrower, whether existing on or acquired or formed after the Effective Date, that is authorized or admitted to carry on or transact Insurance Business in any jurisdiction and is regulated by any Applicable Insurance Regulatory Authority. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in case by such Person with respect thereto. “Interest Payment Date” means, (a) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the Commitment Termination Date and (b) as to any Base Rate Loan, (i) the last Business Day of each March, June, September and December and (ii) the Commitment Termination Date. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no tenor that has been removed from this definition pursuant to Section 2.13(d) shall be available for specification in such Loan Notice.

- 19 - “IOSCO Principles” has the meaning specified in Section 2.13(d). “IP Security Agreement” has the meaning specified in the Security Agreement. “IRS” means the United States Internal Revenue Service. “ISDA U.S. QFC Protocol” has the meaning specified in Section 10.21. “Judgment Currency” has the meaning specified in Section 10.19(a). “Judgment Currency Conversion Date” has the meaning specified in Section 10.19(a). “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” has the meaning specified in the introductory paragraph hereto. “Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors or (ii) such Lender or its Parent Company is the subject of a Debtor Relief Law or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “License” means any license (including licenses or certificates of authority from Applicable Insurance Regulatory Authorities), permit or authorization to transact insurance and reinsurance business or to act as an insurance agent or broker. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever in the nature of a security interest (including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing). “Lien Release Event” has the meaning specified in Section 9.11(a)(i). “Liquidity” means unrestricted (as determined under GAAP), available cash and cash equivalents of the Borrower and its Subsidiaries (other than Insurance Companies), plus, if the conditions specified in Sections 4.02 have been satisfied, the amount by which the Aggregate Commitments exceed the Outstanding Amount. “Loan” has the meaning specified in Section 2.01.

- 20 - “Loan Documents” means this Agreement, each Note, the Guaranty and the Security Documents. “Loan Notice” means a notice of (i) a Borrowing, (ii) a conversion of Loans from one Type to the other or (iii) a continuation of Loans pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A. “Loan Party” means the Borrower and each Guarantor. “Margin Stock” means margin stock within the meaning of Regulation T, Regulation U or Regulation X. “Market Disruption Event” has the meaning specified in Section 3.03. “Master Agreement” means any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement, together with any related schedules. “Material Adverse Effect” means: (i) a material adverse effect on the business, properties or financial condition of the Borrower and its Subsidiaries, taken as a whole; (ii) a material adverse effect on the validity or enforceability against the Borrower of any Loan Document to which it is a party; (iii) a material adverse effect on the ability of the Loan Parties, taken as a whole, to perform any of their obligations under any Loan Document or (iv) a material adverse effect on the rights of, or remedies available to, the Administrative Agent, the Collateral Agent or any Lender under any Loan Documents, taken as a whole. “Material Insurance Company” means, as of any date of determination, any Insurance Company that is a Material Subsidiary as of such date. “Material Subsidiary” means any Subsidiary other than an Immaterial Subsidiary. “Maximum Rate” has the meaning specified in Section 10.09. “Mortgage” means any mortgage, deed of trust or equivalent document executed or required herein to be executed by the Borrower or any Guarantor and granting a security interest over fee-owned real property in favor of the Collateral Agent as security for the Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Collateral Agent and the relevant Loan Party. “Mortgaged Property” means each parcel of real property owned in fee by a Loan Party, and the improvements thereto, that (together with such improvements) has a book value of $5,000,000 or more other than any property that is located in an area determined by the Federal Emergency Management Agency to have special flood hazards. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Benefit Plan with respect to which the Borrower or any ERISA Affiliate is a contributing sponsor which has two or more contributing sponsors (including the Borrower or ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

- 21 - “NAIC” means the National Association of Insurance Commissioners. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval or consent of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 or any other provision of this Agreement (including the definition of “Borrower”) and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Recourse Debt” means, with respect to any Person, Debt if, but only if: (a) (i) such Person (A) provides no credit support of any kind for the payment of such Debt (including any undertaking, agreement or instrument that would constitute Debt) and (B) is not directly or indirectly liable as a guarantor or otherwise for such Debt; and (ii) no default with respect to such Debt would permit upon notice, lapse of time or both any holder of any other Debt (other than the Loans) of such Person to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity; (b) such Debt (i) relates solely to (A) such Person’s warehousing of loans for the issuance of asset-backed securities or asset-backed loans or (B) such Person’s purchase or warehousing of real property, and (ii) is non-recourse as to all of the assets of such Person except for such securitized, warehoused, financed or purchased loans, real property or other assets securing such Debt; or (c) such Debt is of a VIE with respect to such Person and is recourse only to the credit or assets of such variable interest entity and any third-party credit enhancement (i.e., is not recourse to the credit or assets of such Person). “Non-U.S. Lender Party” means each Lender that is not a U.S. Person. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B. “Obligation Currency” has the meaning specified in Section 10.19(a). “Obligations” means (i) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (ii) obligations of any Loan Party arising under any Secured Hedging Agreement or any Secured Cash Management Agreement; provided that in the case of clause (ii), only to the extent that, and for so long as, the other Obligations are so secured or guaranteed, and any release of Collateral or Guarantees effected in a manner permitted by this Agreement shall not require the consent of holders of obligations under Secured Hedging Agreements or obligations under Secured Cash Management Agreements; provided, further, that the Obligations shall exclude all Excluded Swap Obligations. Without limiting the foregoing, the Obligations include (i) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (ii) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that the

- 22 - Administrative Agent, the Collateral Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of such Loan Party. “Operating Lease” means, as applied to any Person, a lease (including leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease. “Organizational Documents” of a Person means: (i) if such Person is a corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) of such Person; (ii) if such Person is a limited liability company, the certificate or articles of formation or organization and operating agreement of such Person; and (iii) if such Person is a partnership, exempted limited partnership, joint venture, trust or other form of business entity, the partnership, exempted limited partnership, joint venture or other applicable agreement of formation or organization of such Person and any agreement, instrument, filing or notice with respect thereto filed in connection with such Person’s formation or organization with the applicable Governmental Authority in the jurisdiction of such Person’s formation or organization and, if applicable, any certificate or articles of formation, registration or organization of such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or enforced any Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to an assignment, transfer or sub-participation (other than pursuant to an assignment requested by the Borrower under Section 10.13). “Outstanding Amount” means with respect to the Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date. “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender. “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “Payment Notice” has the meaning assigned to it in Section 9.12(b). “Payment Recipient” has the meaning assigned to it in Section 9.12(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to

- 23 - Pension Plans and Multiemployer Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by the Borrower or ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Perfection Certificate” means a certificate substantially in the form of Exhibit I or any other form reasonably approved by the Administrative Agent, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower. “Permitted Repo and Securities Lending Agreements” means any Debt (i) that is owing by a VIE the obligations of which are consolidated on the balance sheet of the Borrower and its Subsidiaries solely as a result of the Borrower and/or one or more of its Subsidiaries being deemed the primary beneficiary of such Person under FASB ASC 810 and which is Non-Recourse Debt with respect to the Borrower and each of its Subsidiaries, (ii) incurred in the ordinary course of business by a Insurance Company to fund its short term liquidity requirements, or (iii) incurred in the ordinary course of business by a Insurance Company pursuant to an agreement under which assets that are ineligible to be pledged to secure Debt or a Swap Contract permitted or not prohibited hereby are transferred to a third-party in exchange for either (x) assets or (y) funds, the proceeds of which are used to acquire assets, that in either case are eligible to be pledged to secure such Debt or Swap Contract. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity, whether or not having separate legal personality in its jurisdiction of registration or formation. “Plan of Reorganization” has the meaning specified in Section 10.06(f). “Platform” has the meaning specified in Section 6.02. “Pledged Securities” has the meaning specified in the Security Agreement. “Pledged Certificated Equity Interests” has the meaning specified in the Security Agreement. “Pledged Debt Instruments” has the meaning specified in the Security Agreement. “Policies” means all insurance policies, other insurance products created in the ordinary course of business, annuity contracts, guaranteed interest contracts, guaranteed investment contracts and Funding Agreements and similar instruments and arrangements (including riders to any such policies or contracts, certificates issued with respect to group life insurance or annuity contracts and any insurance contracts issued in connection with retirement plans or arrangements) and assumption certificates issued or to be issued (or filed pending current review by applicable Governmental Authorities) by any Insurance Company. “Prime Rate” means the rate of interest per annum determined by Royal Bank of Canada from time to time as its prime commercial lending rate for United States Dollar loans in the United States for such day. The Prime Rate is not necessarily the lowest rate that Royal Bank of Canada is charging any corporate customer.

- 24 - “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Ratings Agency” means each of (i) Standard & Poor’s Financial Services LLC, a division of S&P Global, Inc., and its successors, (ii) Moody’s Investors Service, Inc. and its successors, and (iii) Fitch Ratings Inc. and its successors. “RBC” means Royal Bank of Canada. “Recipient” means the Administrative Agent, the Collateral Agent or any Lender. “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (b) if such Benchmark is Daily Simple SOFR, the SOFR Determination Date, provided, however, that if as of 5:00 p.m. (New York City time) on any SOFR Determination Date, Daily Simple SOFR for the applicable tenor has not been published by the SOFR Administrator and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then Daily Simple SOFR will be the Daily Simple SOFR as published by the SOFR Administrator on the first preceding U.S. Government Securities Business Day for which Daily Simple SOFR was published by the SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such SOFR Determination Date or (c) if such Benchmark is not Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning specified in Section 10.06(c). “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulatory Capital Transaction” means with respect to a Special Purpose Subsidiary, transactions to reduce regulatory capital requirements applicable to any Insurance Company. “Reinsurance Agreement” means any agreement, contract, treaty or other arrangement whereby one or more insurers, as reinsurers, assume liabilities under Policies issued by another insurance company or companies. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, attorneys-in-fact, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release Actions” has the meaning specified in Section 9.11(b). “Release Certificate” has the meaning specified in Section 9.11(c).

- 25 - “Relevant Party” has the meaning specified in Section 3.01(k)(ii). “Relevant Governmental Body” means, the Board of Governors of the Federal Reserve System, the SOFR Administrator, and/or the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the SOFR Administrator’s or, in each case, any successor thereto. “Removal Effective Date” has the meaning specified in Section 9.06(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Lenders” means, at any time, Lenders having Commitments or, if the Commitments have been terminated in accordance with the terms of this Agreement, Loans outstanding, representing more than 50% of the Aggregate Commitments or Loans of all Lenders, as applicable. The Commitment and any Loans outstanding of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Reserve Financing Notes” means any Surplus Notes or other obligations of any other Subsidiary that is formed solely to (a) issue Surplus Notes or other obligations in connection with a Statutory Reserve Financing, (b) enter into Reinsurance Agreements in connection with a Statutory Reserve Financing and/or (c) enter into ancillary obligations in respect of the foregoing. “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Responsible Officer” means the chief executive officer, president, executive vice president or a Financial Officer of the Borrower (or any other officer acting in substantially the same capacity of any of the foregoing). Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower. “Restricted Payment” means, without duplication, with respect to any Equity Interest of any Person (a) any dividend or other distribution (whether in cash, securities or other property) with respect to such Equity Interest, or (b) any payment (whether in cash, securities or other property) by such Person, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to such Person’s shareholders, partners or members (or the equivalent Persons thereof). “Retrocession Agreement” means any agreement, contract, treaty or other arrangement whereby one or more insurers or reinsurers, as retrocessionaires, assume liabilities of reinsurers under a Reinsurance Agreement or other retrocessionaires under another Retrocession Agreement. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR.

- 26 - “Risk-Based Capital Ratio” means, with respect to each Insurance Company, as of the end of any fiscal quarter, the ratio of: (a) the combined Total Adjusted Capital with respect to such Insurance Company as of such fiscal quarter-end, to (b) an amount equal to (i) the combined Authorized Control Level Risk-Based Capital with respect to such Insurance Company as of such fiscal quarter-end, if such fiscal quarter-end is the last day of such Insurance Company’s fiscal year, or otherwise as of the last day of the fiscal year of such Insurance Company that occurred immediately prior to such fiscal quarter-end, multiplied by (ii) two. “S&P” means Standard & Poor’s Financial Services Inc., a Standard & Poor’s Financial Services LLC business. “Sanctioned Person” means, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, His Majesty’s Treasury of the United Kingdom, Canada, the European Union or any European Union member state, (ii) any Person located in, resident in or organized under the laws of an Embargoed Jurisdiction, or (iii) any Person owned or controlled by a Person described in the foregoing clauses (i) or (ii). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (ii) the United Nations Security Council, (iii) the European Union or any European Union member state, (iv) Canada or (v) His Majesty’s Treasury of the United Kingdom. “SAP” means the accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority or the NAIC. “SEC” means the Securities and Exchange Commission. “Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between the Borrower or any of its Subsidiaries and any Secured Cash Management Bank, or any Guarantee by the Borrower or any of its Subsidiaries of any Secured Cash Management Agreement entered into by and between any Subsidiary and any Secured Cash Management Bank, in each case to the extent that such Secured Cash Management Agreement or such Guarantee, as applicable, is designated in writing by the Borrower and such Secured Cash Management Bank to the Administrative Agent to be included as a “Secured Cash Management Agreement”. “Secured Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement, is a Lender or the Administrative Agent, or an Affiliate of a Lender or the Administrative Agent, (b) in the case of any Cash Management Agreement in effect on or prior to the Effective Date, is, as of the Effective Date, a Lender or the Administrative Agent, or an Affiliate of a Lender or the Administrative Agent, and a party to a Cash Management Agreement or (c) in the case of any Cash Management Agreement in effect on or prior to the date of any amendment, restatement, or amendment and restatement to this Agreement, is, as of the date of such amendment, restatement or amendment and restatement, a Lender or the Administrative Agent, or an Affiliate of a Lender or the Administrative Agent, and a party to a Cash Management Agreement.

- 27 - “Secured Hedging Counterparty” means any Person that (a) at the time it enters into a Swap Contract is a Lender or the Administrative Agent, or an Affiliate of a Lender or the Administrative Agent, (b) in the case of any Swap Contract in effect on or prior to the Effective Date, is, as of the Effective Date, a Lender or the Administrative Agent, or an Affiliate of a Lender or Administrative Agent, and a party to a Swap Contract or (c) in the case of any Swap Contract in effect on or prior to the date of any amendment, restatement, or amendment and restatement to this Agreement, is, as of the date of such amendment, restatement or amendment and restatement, a Lender or the Administrative Agent, or an Affiliate of a Lender or Administrative Agent, and a party to a Swap Contract. “Secured Hedging Agreement” means any Swap Contract that is entered into by and between any Loan Party, on the one hand, and any Secured Hedging Counterparty, on the other hand, and designated in a writing by such Secured Hedging Counterparty and the Borrower to the Administrative Agent as a “Secured Hedging Agreement.” Such designation shall be irrevocable and a single designation shall be effective for any Swap Contract entered into pursuant to a single Master Agreement. “Secured Parties” means the Lenders, the Administrative Agent, the Collateral Agent, any Secured Hedging Counterparty, any Secured Cash Management Bank, each other Indemnitee solely as to indemnification claims asserted hereunder and any other permitted holder of any Obligation of any Loan Party. “Security Agreement” means the Security Agreement dated as of the Effective Date, by and among the Collateral Agent, the Borrower and each Guarantor from time to time party thereto, substantially in the form of Exhibit H. “Security Documents” means the Security Agreement, any Mortgages, the Perfection Certificate, the IP Security Agreements, each other agreement, instrument or document executed pursuant thereto or pursuant to Sections 4.01 or 6.12 and each of the other agreements, instruments or documents that creates or purports to create a Lien securing the Obligations in favor of the Collateral Agent for the benefit of the Secured Parties. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Adjustment” means with respect to the Term SOFR Reference Rate, 10 basis points. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning assigned to it in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning assigned to it in the definition of “Daily Simple SOFR”. “Solvent” means, as to any Person as of any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of such Person is not less than the amount that

- 28 - will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Special Purpose Subsidiary” means a Subsidiary that is a bankruptcy-remote special or limited purpose entity utilized in connection with transactions to reduce regulatory capital requirements applicable to any Insurance Company. “Specified Transaction” has the meaning specified in Section 1.09. “Statutory Reserve Financing” means a transaction or series of transactions entered into primarily for the purpose of financing a portion of the statutory reserves required to be held by an Insurance Company, where the proceeds or funding obligations provided by the financing counterparty or counterparties in such transaction or transactions are not expected, as of the date such transaction or transactions are entered into, to be used or applied to pay insurance or reinsurance claims reasonably projected to be payable as of the date such transaction or transactions are entered into. “Statutory Statement” means a statement of the condition and affairs of the Borrower or an Insurance Company, as applicable, in each case prepared in accordance with SAP, and filed with the Applicable Insurance Regulatory Authority. “Subsidiary” of a Person means any corporation, partnership, limited liability company, association, joint venture or other business entity of which either (x) a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) or (y) a majority of the Equity Interests are at the time beneficially owned or the management of which (including the board of directors or other governing body of any general partner) is controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. For the avoidance of doubt, a special purpose trust formed solely to hold Funding Agreements and to issue Funding Agreement-backed notes shall not be deemed to be a Subsidiary for purposes of this Agreement. “Supplier” has the meaning specified in Section 3.01(k)(ii). “Surplus Notes” means any debt security issued by an Insurance Company (whether or not titled as a “surplus note”) with respect to which such Insurance Company treats the principal of such security as capital in accordance with SAP applicable to such Insurance Company. “Swap Contract” means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, credit derivatives, total return swaps, futures, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or other derivatives or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such

- 29 - transaction is governed by or subject to any Master Agreement, and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any Master Agreement, including any such obligations or liabilities under any Master Agreement. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term SOFR Determination Date” has the meaning assigned to it in the definition of “Term SOFR Reference Rate”. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Date”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period on the day that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the SOFR Administrator, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR, provided that if the Term SOFR Reference Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of calculating such rate. If by 5:00 pm (New York City time) on any Term SOFR Determination Date, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Date will be the Term SOFR Reference Rate for such tenor as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the CME Term SOFR Administrator, so long as such first U.S. Government Securities Business Day preceding such Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Date. “Threshold Amount” means $5,000,000. “Trade Date” means, as to a particular assignment or participation of an interest hereunder to a Person, the date on which the applicable Lender enters into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person. “Total Adjusted Capital” means, with respect to an Insurance Company and as of a date of determination, the “Total Adjusted Capital,” or equivalent term, as defined in the Applicable Insurance Code of the state in which such Insurance Company is domiciled, as reflected in such Insurance Company’s Statutory Statement as of such date of determination. “Type” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate or the Base Rate.

- 30 - “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests. “U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unaudited Financial Statements” means the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the period ended September 30, 2021, and the related consolidated statements of income and comprehensive income and shareholders’ equity, together with such unaudited financial statements for the three, six or nine- month period, as applicable, ended on the last day of the most recent of such fiscal periods. “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(g)(ii)(B)(3). “VIE” means a variable interest entity as defined in FSB ASC 810. “Voting Securities” means Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other Controlling Persons of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency). “wholly-owned” means, as to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (i) director’s qualifying shares and (ii) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion

- 31 - powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organizational Document and the Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, extended, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, extensions, supplements or modifications set forth herein or in any other Loan Document) and, for the avoidance of doubt including any waiver with respect to such documents, (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns and, in the case of any Governmental Authority, any other Governmental Authority succeeding to its functions, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) In no event shall any Insurance Company be liable for any obligations of any Borrower or other Subsidiary under this Agreement or any other Loan Document. Section 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP or SAP, as applicable, applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements or Statutory Financial Statements, as applicable, except as otherwise specifically prescribed herein. Notwithstanding the

- 32 - foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. Notwithstanding anything herein to the contrary, unless and until the Borrower notifies the Administrative Agent otherwise, whether a lease constitutes a capital lease or an operating lease may be determined based on GAAP as in effect on December 31, 2018, notwithstanding any modification or interpretative change thereto after such date (including without giving effect to any treatment of leases under Accounting Standards Codification 842 or any Financial Accounting Standard having a similar result or effect). (b)Changes in GAAP. If at any time any change in GAAP or SAP, as applicable (each change, an “Accounting Change”), would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such Accounting Change (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP or SAP, as applicable, without giving effect to such Accounting Change and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such Accounting Change. Section 1.04Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.06 Timing of Payment or Performance. When payment of any obligation is stated to be due or the performance of any covenant, duty or obligation is required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Section 1.07 Pro Forma Compliance. In the event that the Borrower or any of its Subsidiaries incurs, issues, assumes, repays, repurchases or redeems any Debt or makes any acquisition or investment or other transaction that is required to be given “pro forma effect” hereunder, in each case, subsequent to the date for which the financial covenant under Section 7.11 or any financial ratio is being calculated but prior to or simultaneously with the event for which the calculation of such financial covenant or financial ratio is made, then such financial covenant or financial ratio shall be calculated giving pro forma effect to such incurrence, issuance, repayment, repurchase or redemption of Debt or acquisition or investment or other transaction, as if the same had occurred immediately prior to the date for which such financial covenant or financial ratio is being calculated. Section 1.08 Compliance with this Agreement (a) For purposes of determining the permissibility of any action, change, transaction or event that by the terms of the Loan Documents requires a calculation of any financial ratio or test, such financial ratio or test shall be calculated at the time such action is taken, such change is made, such

- 33 - transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be. (b) It is understood and agreed that any Debt, Liens, sale, transfer, lease, disposition, merger, dissolution, liquidation, consolidation, amalgamation, or Affiliate transaction need not be permitted solely by reference to one clause of Section 7.01, 7.02, 7.03 or 7.05, respectively, but may instead be permitted from time to time in part or in whole under any combination thereof. Section 1.09 Foreign Currencies. Notwithstanding anything to the contrary in this Agreement, for purposes of any determination under Article VI, Article VII (other than Section 7.11 or other financial ratio) or Article VIII with respect to the amount of any Debt, Liens, Affiliate transaction or other transaction, event or circumstance, or any determination under any other provision of this Agreement, (any of the foregoing, a “Specified Transaction”) in a currency other than Dollars, (i) the Dollar equivalent amount of a Specified Transaction in a currency other than Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower) for such currency, as in effect at 11:00 a.m. (New York time) on the date of such Specified Transaction; provided, that if any Debt is incurred (and, if applicable, associated Lien granted) to refinance or replace other Debt denominated in a currency other than Dollar, and such refinancing or replacement would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Debt (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Debt being refinanced or replaced, except by an amount equal to unpaid accrued interest and premiums (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) incurred in connection with such refinancing or replacement, and (ii) for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rates of currency exchange occurring after the time of any Specified Transaction so long as such Specified Transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i). For purposes of Section 7.11 and the calculation of compliance with any financial ratio or test for purposes of taking any action hereunder, on any date of determination, amounts in currencies other than Dollars shall be translated into Dollars at the currency exchange rate used in preparing the financial statements delivered pursuant to Section 6.01(i) or (ii) corresponding thereto as of the date of determination and will, in the case of Debt, reflect the currency translation effects, determined in accordance with GAAP, of any Swap Contract in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Debt. Section 1.10 Interest Rate; Benchmark Notification. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.13 provides a mechanism for determining an alternative rate of interest. Except as otherwise specifically provided for in this Agreement (including with respect to the quotation of the Prime Rate), the Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, the administration of, submission of, calculation of, performance of or any other matter related to any interest rate used in this Agreement (including, without limitation, the Base Rate (other than the Prime Rate), Daily Simple SOFR, Adjusted Daily Simple SOFR, SOFR, the Term SOFR Reference Rate or Adjusted Term SOFR Rate) or any component definition thereof or rates referred to in the definition

- 34 - thereof, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, or have the same value or economic equivalence of as the existing interest rate (or any component thereof) being replaced or have the same volume or liquidity as did any existing interest rate (or any component thereof) prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate (or component thereof) used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error in the calculation of any such rate (or component thereof) by any such information source or service. Section 1.11 LLC Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II THE COMMITMENTS AND LOANS Section 2.01 Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Loan”) in Dollars to the Borrower from time to time, on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Applicable Percentage of the then Aggregate Commitments; provided, however, that after giving effect to any Borrowing, (i) the Outstanding Amount shall not exceed the Aggregate Commitments and (ii) the principal amount of each Lender’s outstanding Loans shall not exceed such Lender’s Applicable Percentage of the Aggregate Commitments. Within the limits of each Lender’s Commitment and the Aggregate Commitments, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.03, and reborrow under this Section 2.01. Loans may be Base Rate Loans or Term Benchmark Loans, as further provided herein. Section 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term Benchmark Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term Benchmark Loans or of any conversion of Term Benchmark Loans to Base Rate Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Each Borrowing of, conversion to or continuation of Term Benchmark Loans shall be in a principal amount of $1,000,000

- 35 - or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term Benchmark Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term Benchmark Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term Benchmark Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. Each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of RBC with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower. Each Lender may, at its option, make any Loan available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) Except as otherwise provided herein, a Term Benchmark Loan may be continued or converted only on the last day of an Interest Period for such Term Benchmark Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Term Benchmark Loans without the consent of the Required Lenders. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term Benchmark Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Loans. Section 2.03 Prepayments. (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that: (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days

- 36 - prior to any date of prepayment of Term Benchmark Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Term Benchmark Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term Benchmark Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that such notice may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any prepayment of a Term Benchmark Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.12, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. (b) If for any reason the Outstanding Amount at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans in an aggregate amount equal to such excess. Section 2.04 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days (or such shorter period acceptable to the Administrative Agent) prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount would exceed the Aggregate Commitments. The Administrative Agent will promptly notify the Lenders of any notice of termination or reduction of the Aggregate Commitments; provided that such notice may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. (b) Mandatory. The Aggregate Commitments shall be automatically and permanently reduced to zero on the Commitment Termination Date. Section 2.05 Repayment of Loans. The Borrower shall repay to the Lenders on the Commitment Termination Date the aggregate principal amount of Loans outstanding on such date, together with accrued and unpaid interest thereon and all other Obligations then due and owing. Section 2.06 Interest. (a) Subject to the provisions of paragraph (b) below, (i) each Term Benchmark Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Term SOFR Rate for such Interest Period plus the Applicable Rate and (ii) each Base Rate

- 37 - Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) Upon the occurrence of an Event of Default pursuant to Section 8.01(a) and/or 8.01(f), the Obligations hereunder shall, to the fullest extent permitted by applicable Laws, automatically accrue interest at the Default Rate. (c) Upon the occurrence and during the continuance of any Event of Default, any Term Benchmark Loan will, upon the request of the Required Lenders, convert to a Base Rate Loan at the end of the Interest Period then in effect for such Term Benchmark Loan. (d) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (e) In connection with the use or administration of SOFR or the Term SOFR Reference Rate, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes, in consultation with the Borrower, from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use or administration of SOFR or Term SOFR Reference Rate, as applicable Section 2.07 Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender (other than any Defaulting Lenders) in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate times the average daily amount by which the Aggregate Commitments exceed the Outstanding Amount. The commitment fee shall accrue at all times during the Availability Period, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Effective Date, and on the last day of the Availability Period. (b)Other Fees. (i) The Borrower shall pay to the Arranger, the Administrative Agent, and the Lenders (as defined in the Engagement Letter) pursuant to the Engagement Letter for their own respective accounts fees in the amounts and at the times specified in the Engagement Letter. All such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii)The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. Section 2.08 Computation of Interest and Fees All computations of interest for Term Benchmark Loans and other fees and interest shall be made on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). All computations of interest for Base Rate Loans shall be made on the basis of a 365 or 366-day year, as the case may be, and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is

- 38 - made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.09 Evidence of Debt. The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Register maintained by the Administrative Agent in the ordinary course of business. The accounts or records maintained by each Lender and the Register maintained by the Administrative Agent shall be conclusive absent manifest error of the amount of the Borrowings made by the Lenders and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register maintained by the Administrative Agent in respect of such matters, the Register maintained by the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type, amount and maturity of its Loans and payments with respect thereto. Section 2.10 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b)Clawback. (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term Benchmark Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and

- 39 - a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii)Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. (d)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 10.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan or other funding obligation in any particular place or manner. Section 2.11 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro-rata share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii)

- 40 - purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing to them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii)the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower consents to the foregoing and agree, to the extent they may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 2.12 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Termination of Defaulting Lender Commitment. The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than two Business Days’ prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of clause (iii) below will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, or any Lender may have against such Defaulting Lender, or cause such Defaulting Lender to be a Non-Defaulting Lender. (ii)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01. (iii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (if no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in

- 41 - order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.12(a)(iii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iv) Certain Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.07(a) (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees). (b)Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their discretion that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the principal amount of the outstanding Loans of the Lenders to be on a pro-rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such outstanding principal amount of the Loans of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.13 Benchmark Replacement. (a) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark and (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such

- 42 - Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders and (ii) no Swap Contract shall be deemed to be a “Loan Document” for purposes of this Section 2.13. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.13(a) will occur prior to the applicable Benchmark Replacement Date. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement and (iii) any Benchmark Transition Event and any Benchmark Replacement Date. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.13(d). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks (the “IOSCO Principles”), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the IOSCO Principles for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term

- 43 - Benchmark Loan of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01 the term “applicable Law” includes FATCA. (b)Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d)Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent

- 44 - manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements or to avoid or reduce any withholding tax. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(g)(ii)(A), 3.01(g)(ii)(B), 3.01(g)(ii)(D), and 3.01(g)(iii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii)Without limiting the generality of the foregoing: (A) each Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) each Non-U.S. Lender Party shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender Party becomes a Non-U.S. Lender Party under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Non-U.S. Lender Party claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document,

- 45 - IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Non-U.S. Lender Party claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Non-U.S. Lender Party is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Non-U.S. Lender Party is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender Party is a partnership and one or more direct or indirect partners of such Non-U.S. Lender Party are claiming the portfolio interest exemption, such Non-U.S. Lender Party may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) each Non-U.S. Lender Party shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender Party becomes a Non-U.S. Lender Party under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Non-U.S. Lender Party under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Non-U.S. Lender Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Non-U.S. Lender Party shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Non-U.S. Lender Party has complied with such Non-U.S. Lender Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes

- 46 - of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification and deliver them to the Borrower and the Administrative Agent or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document. Section 3.02 Illegality. If any Lender determines that any Change in Law or introduction of any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Term SOFR Rate, or to determine or charge interest rates based upon the Term SOFR Rate (a “Term SOFR Illegality Event”), then, upon notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Term Benchmark Loans or to convert Base Rate Loans to Term Benchmark Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term Benchmark Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Benchmark Loans and (y) if such notice asserts the illegality of such Lender

- 47 - determining or charging interest rates based upon the Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term Benchmark component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Term Benchmark. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and any amount payable pursuant to Section 3.05. During any period in which a Term SOFR Illegality Event is in effect, the Borrower may request, through the Administrative Agent, that the Lenders affected by such Term SOFR Illegality Event confirm that the circumstances giving rise to the Term SOFR Illegality Event continue to be in effect. If, within ten (10) Business Days following such confirmation request, such Lenders have not confirmed the continued effectiveness of such Term SOFR Illegality Event, then such Term SOFR Illegality Event shall no longer be deemed to be in effect; provided, that (A) the Borrower shall not be permitted to submit any such request more than once in any 30-day period and (B) nothing contained in this Section 3.02 or the failure to provide confirmation of the continued effectiveness of such Term SOFR Illegality Event shall in any way affect the Lenders’ right to provide any additional notices of an Term SOFR Illegality Event as provided in this Section 3.02. Section 3.03 Inability to Determine Rates. Unless the provisions of Section 2.13 apply, if the Required Lenders determine that for any reason in connection with any request for a Term Benchmark Loan or a conversion to or continuation thereof that (i) adequate and reasonable means do not exist for determining the Term SOFR Rate for any requested Interest Period with respect to a proposed Term Benchmark Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Term SOFR Rate for any requested Interest Period with respect to a proposed Term Benchmark Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan (each, a “Market Disruption Event”), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term Benchmark Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR Rate component of the Base Rate, the utilization of the Term SOFR Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term Benchmark Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. Section 3.04 Increased Costs; Reserves on Term Benchmark Loans. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)); (ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender (except any reserve requirement contemplated by Section 3.04(e)),

- 48 - and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Term SOFR Rate (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. (d)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation. Section 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (i) such Lender’s actual loss, cost and expense incurred by such Lender as a consequence of (a) Borrower’s failure to make any payment when due on a Term Benchmark Loan, (b) any payment, prepayment or conversion of any Term Benchmark Loan on a day other than the last day of the Interest Period, or (c) any failure to make a borrowing or conversion of a Term Benchmark Loan after giving notice thereof, in each case whether voluntarily, by reason of acceleration or otherwise; provided that such loss, cost or expense shall exclude any loss of anticipated profit and all administrative, processing or similar fees. Any Lender requesting compensation under this Section shall be required to deliver a certificate to the Borrower that sets forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, the basis therefor and, in reasonable detail, the manner in which such amount or amounts were determined, which certificate shall be conclusive absent manifest error. A certificate as to any amounts payable pursuant to this paragraph given to Borrower’s by Administrative Agent shall, in the absence of manifest error, be conclusive and shall be payable within ten (10) Business Days after receipt of such certificate; (ii)any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

- 49 - (iii) any assignment of a Term Benchmark Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; including any loss of anticipated profits (other than margins) and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Term Benchmark Loan made by it at the Term SOFR Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Term Benchmark Loan was in fact so funded. Section 3.06Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts then or thereafter payable pursuant to Section 3.01 or 3.04, as the case may be, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b)Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.13. Section 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent or the Collateral Agent. ARTICLE IV CONDITIONS PRECEDENT Section 4.01 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction (or waiver in accordance with Section 10.01) of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, and each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders: (i) a counterpart to this Agreement executed by the Borrower, the Administrative Agent, the Collateral Agent and the Lenders;

- 50 - (ii)a Note executed by the Borrower in favor of each Lender requesting a Note in writing at least three Business Days prior to the Effective Date; (iii) the Security Documents executed by the Borrower and the Collateral Agent; (iv) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Loan Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents; (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Loan Parties are duly organized or formed, validly existing and in good standing (to the extent such concept is applicable) in their respective jurisdictions of organization; (vi) customary opinions of Foley & Lardner LLP, counsel to the Borrower, addressed to the Administrative Agent, the Collateral Agent and each Lender; (vii) a certificate (which certificate shall be true and correct) signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.02(a) and 4.02(b) have been satisfied; (viii) prior to the Effective Date, (x) the documentation and other information reasonably requested by the Lenders in writing at least five (5) Business Days prior to the Effective Date required in order to comply with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and (y) a Beneficial Ownership Certification of the Borrower (to the extent requested at least five (5) days prior to the Effective Date); (ix) the Administrative Agent shall have received a solvency certificate from the Chief Financial Officer (or another officer with reasonably equivalent responsibilities) of the Borrower in the form attached as Exhibit G hereto, certifying as to the matters set forth therein; (x) the Administrative Agent shall have received (A) the Audited Financial Statements and (B) a duly completed copy of the Perfection Certificate; (xi) the Administrative Agent shall have received all customary UCC, tax and judgment lien searches in the relevant jurisdictions and searches of the United States Patent and Trademark Office and the United States Copyright Office as of recent date; (xii) the Collateral Agent shall have received all UCC financing statements and IP Security Agreements required to be filed or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien in the Collateral described in the Security Agreement, as applicable, shall have been delivered to the Collateral Agent and be in proper form for filing; and (xiii) the Collateral Agent shall have received original certificated securities (as defined in the UCC), if any, representing pledged equity, if any, pursuant to the Security Documents, together with undated stock powers or transfer power in blank.

- 51 - (b) Any fees, costs or expenses required to be paid or reimbursed on or before the Effective Date pursuant to the Engagement Letter, including the fees and expenses of Fried, Frank, Harris, Shriver and Jacobson LLP as counsel to the Administrative Agent and the Lenders, shall have been paid. Without limiting the generality of the provisions of Section 9.03(c), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. Section 4.02 Conditions to all Borrowings. The obligation of each Lender to honor a Loan Notice (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term Benchmark Loans), is subject to the following conditions precedent: (a) The representations and warranties of the Borrower contained in Article V or any other Loan Document shall be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (i) and (ii), respectively, of Section 6.01. (b) No Default or Event of Default shall then exist, or would result from such proposed Borrowing or from the application of the proceeds thereof. (c) The Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof. Each Loan Notice (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term Benchmark Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Borrowing. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that: Section 5.01 Existence, Qualification and Power. The Borrower and each of its Material Subsidiaries (i) is duly organized, registered or formed, validly existing and, as applicable, in good standing (to the extent such concept is applicable) under the Laws of the jurisdiction of its incorporation, registration or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals from all Governmental Authorities to (A) own or lease its assets and carry on its business as then conducted and (B) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of

- 52 - its business requires such qualification or license, except in each case referred to in clause (i) (other than with respect to the existence of the Borrower), (ii)(A) or (iii), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its Organizational Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower which would reasonably be expected to result in a Material Adverse Effect or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or it’s applicable property is subject which would reasonably be expected to result in a Material Adverse Effect or (iii) violate any Law the effect of which would reasonably be expected to result in a Material Adverse Effect. Section 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or any other Loan Document to which the Borrower is a party, except for such approvals (or deemed approvals), consents, exemptions, authorizations, actions, notices or filings that have been duly obtained, taken or made and are in full force and effect and except as would not reasonably be expected to result in a Material Adverse Effect. Section 5.04 Execution and Delivery; Binding Effect. This Agreement has been, and each other Loan Document to which the Borrower is a party, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document to which the Borrower is a party when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as such enforceability may be limited by statutes of limitation, bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally, by defenses of set-off and counterclaim (to the extent not otherwise waived hereunder or under the Loan Documents), and by general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 5.05 Financial Statements; No Material Adverse Effect. (a) Financial Statements. The Audited Financial Statements fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the period covered thereby in accordance with GAAP, except as otherwise expressly noted therein. The Unaudited Financial Statements were prepared in accordance with GAAP except as otherwise expressly noted therein and fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and their consolidated results of operations for the periods covered thereby in accordance with GAAP, except as otherwise expressly noted therein and subject to the absence of footnotes and to normal year-end audit adjustments. (b)No Material Adverse Change. Since December 31, 2021, there has been no event or circumstance that, either individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Section 5.06 Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower, threatened in writing, at Law, in equity, in arbitration or before any

- 53 - Governmental Authority, by or against the Borrower or any Subsidiary of the Borrower or against any of their properties that (i) either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) affect the validity or enforceability of this Agreement or any other Loan Document or any of the transactions contemplated hereby. Section 5.07 No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. Section 5.08 Property. (a) Ownership of Properties. The Borrower and each Material Subsidiary of the Borrower has good record and indefeasible title to, valid leasehold interests in, or license to use all property and assets necessary or used in the ordinary conduct of its business, free and clear of all Liens (other than Liens permitted under Section 7.02) except for such lack of rights that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (b)Intellectual Property. The Borrower and each Material Subsidiary of the Borrower own, license or possess the right to use all of the trademarks, tradenames, service marks, trade names, copyrights, patents, franchises, licenses and other intellectual property rights that are necessary for the operation of their respective businesses, as currently conducted, and the use thereof by the Borrower and its Subsidiaries does not conflict with the rights of any other Person, except to the extent that such failure to own, license or possess or such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The conduct of the business of the Borrower and each Material Subsidiary of the Borrower as currently conducted or as contemplated to be conducted does not infringe upon or violate any intellectual property rights held by any other Person, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, is threatened that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.09 Taxes. The Borrower and each Material Subsidiary of the Borrower have filed (or caused to be filed) all U.S. federal and all material non-U.S. and other material tax returns and reports required to be filed, and have paid (or caused to be paid) all U.S. federal, material non-U.S. and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except Taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP or SAP, as the case may be. Section 5.10 Subsidiaries; Capitalization. Schedule 5.10 sets forth as of the Effective Date the name and jurisdiction of incorporation of each Subsidiary and, as to each Subsidiary, the percentage of each class of Equity Interests owned, directly or indirectly, by the Borrower (and, in the case of any Equity Interests in a Subsidiary indirectly owned by the Borrower, the percentage of each class of Equity Interests of such Subsidiary owned directly by any intervening Subsidiary). Section 5.11 Disclosure. No written report, financial statement, certificate or other written information furnished (other than preliminary, projected or pro-forma information and general market or industry data) by or on behalf of the Borrower or the Guarantors to the Administrative Agent or any Lender for use in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make

- 54 - the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. The preliminary, projected or pro-forma information contained in the materials referenced in the preceding sentence (if any) were prepared in good faith based upon assumptions believed to be reasonable at the time made (it being understood that such projected or pro-forma information is subject to uncertainties and contingencies, many of which are outside the control of the Borrower, and may vary from actual results and that such variances may be material). Section 5.12 Compliance with Laws and Contractual Obligations. The Borrower and each Material Subsidiary of the Borrower is in compliance with the requirements of all Contractual Obligations, all Laws (including Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to so comply, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Section 5.13 ERISA Compliance. (a) Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, each Pension Plan is in compliance with the applicable provisions of ERISA, the Code and other U.S. federal or state Laws. No ERISA Event has occurred with respect to any Pension Plan, that, when taken together with all such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. (b) To the extent applicable, each foreign Benefit Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure to so comply or maintain has had or would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Section 5.14 Environmental Matters. The Borrower and its Material Subsidiaries are not subject to any claim alleging liability or responsibility for violation of any Environmental Law in connection with their respective businesses, operations and properties, except for claims which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.15 Margin Regulations. The Borrower is not engaged, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock in violation of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any such margin stock, in each case in contravention of Regulation T, U or X of the Federal Reserve System. Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets of the Borrower and its Subsidiaries on a consolidated basis subject to Section 7.02 or other restriction on transfer or disposition hereunder will be Margin Stock. Section 5.16 Investment Company Act. No Loan Party or any of its Subsidiaries is required to register as an “investment company” under the Investment Company Act of 1940. Section 5.17 Anti-Corruption Laws, Sanctions and Beneficial Ownership Regulation. (i) The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by it, its Subsidiaries and, to the extent acting on their behalf and under their control, their respective directors, officers, affiliates, employees and agents with Anti-Corruption Laws and

- 55 - Sanctions, and (ii) the Borrower and its Subsidiaries and, to the knowledge of the Borrower, its directors, officers, affiliates, employees, and agents, to the extent are acting on their behalf, are in compliance with Anti-Corruption Laws and Sanctions. None of the Borrower or any Subsidiary or any of their directors or officers, or, to the knowledge of the Borrower, any of their employees or agents, is a Sanctioned Person. The Borrower is in compliance with the Uniting And Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA Patriot Act of 2001) and all implementing regulations. As of the Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects. Section 5.18 Solvency. As of the Effective Date, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 5.19 Collateral. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Loan Documents, together with such filings and other actions required to be taken hereby or by the applicable Loan Documents (including the delivery to Administrative Agent of any pledged debt and any pledged equity required to be delivered pursuant to the applicable Loan Documents), are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, a legal, valid, enforceable and first priority perfected security interest in or Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles; (ii) the effect of foreign laws, rules and regulations as they relate to pledges of Equity Interests in or Debt owed by Foreign Subsidiaries; and (iii) as to priority, Liens permitted by Section 7.02. (b) Notwithstanding anything herein (including this Section 5.19) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Administrative Agent or any Lender with respect thereto, under foreign law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to Section 6.12 or (C) on the Effective Date and until required pursuant to Section 6.12, the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Effective Date or the date or period for provision of the same has not yet occurred or expired pursuant to Section 6.12 or any other applicable provision of the Loan Documents. Section 5.20 EEA Financial Institutions. Neither the Borrower nor any Subsidiary is an EEA Financial Institution. Section 5.21 Insurance Licenses. Schedule T to the most recent annual Statutory Statement of each Material Insurance Company lists, as of the date of such Statutory Statement, all of the jurisdictions in which such Insurance Company holds active Licenses. Each Material Insurance Company is in compliance with each License held by it. No License of a Material Insurance Company is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation and, to the knowledge of the Borrower, no such suspension or revocation has been threatened in writing by any Applicable Insurance Regulatory Authority except in any such case where such proceedings would not have a Material Adverse Effect.

- 56 - ARTICLE VI AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) have been paid in full, the Borrower covenants and agrees with the Lenders that: Section 6.01 Financial Statements and Statutory Statements. The Borrower will furnish to the Administrative Agent (which will make available to each Lender): (i) within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its subsidiaries as at the end of such fiscal year and the related consolidated statements of income, equity and cash flows of the Borrower and its subsidiaries for such fiscal year, in each case prepared in accordance with GAAP and setting forth in comparative form the figures for the previous fiscal year, together with an accountant’s report, issued by Mazars USA LLP or other independent public accountants of nationally recognized standing, which report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respects the financial position, results of operations and cash flows of the Borrower and its subsidiaries on a consolidated basis in accordance with GAAP; (ii)within 45 days after each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet of the Borrower and its subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income, equity and cash flows of the Borrower and its subsidiaries for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial position, results of operations and, if applicable, cash flows of the Borrower and subsidiaries on a consolidated basis in accordance with GAAP consistently applied throughout such period, subject only to normal year-end audit adjustments and the absence of footnotes; and (iii) within five Business Days after filing with any Applicable Insurance Regulatory Authority (if so required), delivery of Statutory Statements of Insurance Companies and any reports submitted to such Applicable Insurance Regulatory Authority with such Statutory Statements (including any related statement of actuarial opinion and including any report of an accounting firm). Section 6.02 Certificates; Other Information. The Borrower will deliver to the Administrative Agent (which will make available to each Lender): (i) substantially concurrently with the delivery of the financial statements referred to in Sections 6.01(i) and 6.01(ii), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower (A) certifying that such Responsible Officer has no knowledge as to whether a Default or Event of Default is continuing or, if a Default or Event of Default is continuing, specifying the details thereof, (B) setting forth reasonably detailed calculations of the Consolidated Debt to Capitalization Ratio of the Borrower and its Subsidiaries, the Consolidated Net Worth of the Borrower and its Subsidiaries, the Liquidity of the Borrower and its Subsidiaries and the Risk-Based Capital Ratio and demonstrating compliance with the covenants set forth in Section 7.11 as of the last day of the period for which such financial statements are delivered, and

- 57 - (C) identifying any Subsidiary that has been formed or acquired during the fiscal year covered by such financial statements (ii)promptly after the same are publicly available, copies of each annual report, proxy or other materials filed by the Borrower or any Subsidiary with the SEC; (iii) promptly provide documentation and other information reasonably requested in writing by any Lender that is required in order to comply with applicable “know your customer” and anti-money-laundering rules and regulations, and, for purposes of compliance with the Beneficial Ownership Regulation; (iv) promptly provide copies of final reports on examination issued by Applicable Insurance Regulatory Authorities; (v) promptly upon receipt thereof, copies of all final reports, if any, submitted to the board of directors of the Borrower or any of its Subsidiaries by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrower or any of its Subsidiaries made by such accountants; (vi) promptly update the Beneficial Ownership Certification delivered to any Lender following any change to the list of beneficial owners identified in such Beneficial Ownership Certification; and (vii) promptly following any written request therefor (except to the extent prohibited by applicable law, regulatory policy, regulatory restriction or confidentiality agreement or to the extent covered by attorney-client or other legal privilege (as determined in the reasonable good faith judgment of the Borrower)), such other information regarding the financial position or business of the Borrower as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(i), 6.01(ii), 6.01(iii), 6.02(i), 6.02(ii) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (A) on which such documents are delivered to the Administrative Agent by email at casey.clark@rbccm.com, or such other email address as the Administrative Agent shall specify in writing to the Borrower, (B) on which such documents are posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR), to the extent any such documents are included in materials filed with the SEC, (C) on which such documents are posted on the applicable Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), or (D) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website listed on Schedule 10.02; provided that documents delivered pursuant to the foregoing clauses (C) and (D) (other than, for the avoidance of doubt, if delivered pursuant to clauses (A) and/or (B)) shall not be deemed to have been delivered unless and until the Borrower has notified the Administrative Agent in writing (including by email at casey.clark@rbccm.com) of the posting of such documents on an Internet or intranet website to which each Lender and the Administrative Agent have access or to the Borrower’s website, as applicable. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining copies of such documents.

- 58 - The Borrower hereby acknowledges that (i) the Administrative Agent may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debtdomain, IntraLinks, SyndTrak, or another similar electronic system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that: (w) the Borrower shall use commercially reasonable efforts to ensure that all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to the Borrower or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent shall treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Section 6.03 Notices. The Borrower will promptly notify the Administrative Agent of: (i) the occurrence of any Default or Event of Default; (ii)any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in this Agreement or any other Loan Document, Loan Notice for any Borrowing of Loans or in any certificate delivered pursuant to this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made; (iii) the filing or commencement of any action, suit, investigation or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws, in each case in which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would reasonably be expected to have a Material Adverse Effect; (iv) the filing or commencement of any action, suit, investigation or proceeding by or before any arbitrator or Governmental Authority (or threatened in writing) to suspend or revoke any License of an Insurance Company, and any material development in respect of such action, suit, investigation or proceeding affecting such material license or Insurance Company, except any action, suit, investigation or proceeding that would not reasonably be expected to have a Material Adverse Effect; (v) the occurrence of any ERISA Event that, either individually or together with any other ERISA Events, would reasonably be expected to have a Material Adverse Effect; (vi) to the Borrower’s knowledge, the occurrence of any change in Law (including any Applicable Insurance Code) that, either individually or together with any other change in Law or Applicable Insurance Code, would reasonably be expected to have a Material Adverse Effect; (vii) the occurrence of any other event that would reasonably be expected to have a Material Adverse Effect; and

- 59 - (viii) any public announcement by a Ratings Agency of any negative change in their rating of Borrower’s non-credit-enhanced senior long-term debt, or the issuer default rating or issuer credit rating, as applicable to the Borrower. Each notice delivered under clauses (i) through (vi) of this Section shall be accompanied by a statement of a Responsible Officer of the applicable Borrower setting forth the details of the occurrence requiring such notice and stating what action the Borrower has taken and proposes to take with respect thereto (if any). Section 6.05 Preservation of Existence, Etc. The Borrower will, and will cause each Subsidiary to (i) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or registration except in a transaction permitted or not restricted by Section 7.03 and (ii) take all reasonable action to maintain all rights, licenses (including from any Applicable Insurance Regulatory Authority), permits, privileges and franchises necessary or desirable in the normal conduct of its business, except, in the case of clause (i) (other than with respect to existence of the Borrower) or (ii), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 6.06 Maintenance of Properties. The Borrower will, and will cause each Material Subsidiary to maintain, preserve and protect all property necessary in the operation of its business in good working order and condition (ordinary wear and tear and casualty and condemnation excepted), except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 6.07 Maintenance of Insurance. The Borrower will maintain, and will cause each Material Subsidiary to maintain, for its benefit with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance customary for similarly situated Persons engaged in the same or similar businesses as the Borrower or its Subsidiary) as are customarily carried under similar circumstances by such Persons; provided that nothing in this Section 6.06 shall be construed to impose requirement to enter into any Reinsurance Agreement or any other reinsurance or other risk assumption arrangement. Section 6.08 Payment of Tax Liabilities and Other Contractual Obligations. The Borrower will, and will cause each Material Subsidiary to, pay, discharge or otherwise satisfy before the same shall become delinquent, all of its U.S. federal and other material Tax liabilities and other material Contractual Obligations except if the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 6.09 Compliance with Laws. The Borrower will, and will cause each Material Subsidiary to, comply with the requirements of all Laws (including Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to do so would not reasonably be expected to have a Material Adverse Effect. Notwithstanding anything to the contrary in the foregoing, the Borrower and its Subsidiaries will comply with Anti-Corruption Laws and Sanctions and will maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by the Borrower, its Subsidiaries and, to the extent acting on behalf of or under the control of the Borrower or its Subsidiaries, each of their respective directors, officers, employees and agents with Anti-Corruption Laws and Sanctions.

- 60 - Section 6.10 Books and Records. The Borrower will, and will cause each Material Subsidiary to, maintain proper books of record and account to enable the preparation of financial statements as required hereunder in conformity with GAAP, SAP or other appropriate generally accepted accounting principles, as the case may be. Section 6.11 Inspection Rights. The Borrower will, and will cause each Material Subsidiary to, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested; provided that, other than with respect to such visits and inspections during the continuance of an Event of Default, (i) the Administrative Agent and the Lenders shall collectively be limited to exercising such rights no more often than once during any calendar year, (ii) visits by any Lender shall be coordinated with the Borrower through the Administrative Agent and (iii) any Lender electing to exercise such rights shall notify the Administrative Agent and each other Lender reasonably in advance of such exercise and the Administrative Agent and each other Lender (and their representatives and independent contractors) shall be given a reasonable opportunity to participate therein; provided, further, that during the continuance of an Event of Default the Administrative Agent or any Lender (or any of their respective representatives) may do any of the foregoing under this Section at any time. Such inspection rights are subject to the provisions of Section 10.07 and applicable Law and shall not extend to any information covered by attorney-client or other legal privilege or to the extent the exercise of such inspection rights would result in violation or other breach of any third-party confidentiality agreements (other than any such confidentiality agreement entered into in contemplation of this Agreement and, in all events, so long as such confidentiality agreement does not relate to information expressly required to be furnished pursuant to the terms of any Loan Document). The Administrative Agent and the Lenders shall give the Borrower or such Subsidiary the opportunity to participate in any discussions with the Borrower’s or such Subsidiary’s accountants. Section 6.12 Use of Proceeds. Subject to Section 7.07, the Borrower shall use the proceeds of any Borrowing for working capital and any other lawful corporate purposes. Section 6.13 Additional Guarantors and Collateral. To the extent not delivered to the Administrative Agent or the Collateral Agent on or before the Effective Date (including in respect of after-acquired property and Persons that become Subsidiaries of any Loan Party after the Effective Date), each of the Borrower and its Subsidiaries shall do each of the following promptly after (x) acquiring any property as to which this Section 6.12 applies or (y) the date on which any Person becomes a wholly-owned Subsidiary of the Borrower (other than any Excluded Subsidiary), unless otherwise agreed by the Administrative Agent: (a) except as otherwise set forth in clause (b) below with respect to the matters set forth therein, on or before the date of delivery of the Compliance Certificate for the fiscal quarter in which such property is acquired or Person becomes a wholly owned Subsidiary (other than any Excluded Subsidiary), or such later date as the Administrative Agent may reasonably agree, deliver to the Administrative Agent such modifications to the terms of the Loan Documents (or, to the extent applicable as reasonably determined by the Administrative Agent, such other documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems reasonably necessary in order to ensure the following: (i) each Domestic Subsidiary (other than an Excluded Subsidiary) of the Borrower shall guaranty, as primary obligor and not as surety, the payment of the Obligations of the Borrower pursuant to the Guaranty; and

- 61 - (ii) subject to the other limitations set forth in this Agreement and the other Loan Documents, each of the Borrower and the Guarantors (including any Person required to become a Guarantor pursuant to clause (A) above) shall grant to the Collateral Agent , for the benefit of the Secured Parties, a valid and enforceable security interest in all of its property (other than any Excluded Property), including all of its Pledged Securities, as security for the Obligations of the Borrower or such Guarantor, pursuant to the Security Agreement or other appropriate security documentation reasonably satisfactory to the Collateral Agent and the Borrower (and, if applicable, substantially similar to the type of documentation in place on the Effective Date); provided, however, that, notwithstanding anything to the contrary contained herein or in any other Loan Document: (A) the Collateral Agent may grant extensions of time for the creation or perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Effective Date for the creation or perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that creation or perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents; (B) no provision of any Loan Documents shall require the creation, perfection or maintenance of pledges of or security interests in, or the obtaining of title insurance or abstracts with respect to, any Excluded Property; (C) the Borrower and its Subsidiaries shall not be required to take any action to grant or perfect a security interest in any Collateral to the extent (A) the cost, burden, difficulty or consequence of granting perfecting a security interest therein outweighs the benefit of the security afforded thereby as reasonably determined by the Borrower and the Administrative Agent, or (B) the grant or perfection of a security interest in such asset would be prohibited by enforceable anti-assignment provisions of any Contractual Obligation or applicable law or would violate the terms of any Contractual Obligation relating to such asset (in each case, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law) or would trigger termination of (or a right of termination under) any Contractual Obligation pursuant to any “change of control” or similar provision or permit any third party to amend or otherwise modify any right, benefit and/or obligation of the Borrower or any Guarantor in respect of the relevant asset or otherwise require any the Borrower or any of its Subsidiaries thereof to take any action that is materially adverse to its interests; (D) the Borrower and its Subsidiaries shall not be required to seek any landlord lien waiver, estoppel, warehouseman waiver or other collateral access or similar letter or agreement;

- 62 - (E) the following Collateral shall not be required to be perfected: (I) assets requiring perfection through control agreements (including cash, deposit accounts and securities accounts) or other control arrangements (other than control of pledged capital stock to the extent otherwise required above); (II) aircraft, vehicles and any other assets subject to certificates of title; (III) letter of credit rights to the extent not perfected by the filing of a UCC financing statement and (IV) fixtures (unless otherwise covered by a mortgage otherwise required to be delivered); (F) each Loan Party shall deliver to the Collateral Agent all documents representing all Pledged Certificated Equity Interests and Pledged Debt Instruments pursuant to the documents delivered pursuant to clause (ii) to which this proviso applies, together with undated powers or endorsements duly executed in blank; and (b) within ninety (90) days (or such later date as may be reasonably agreed by the Administrative Agent) following the acquisition of any Mortgaged Property, deliver to the Collateral Agent, (A) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and (B) a policy or policies of title insurance issued by a title insurance company insuring the Lien of each such Mortgage as a valid and enforceable first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted under Section 7.02, and (C) if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Board of Governors of the Federal Reserve System. Notwithstanding clause (a), the Borrower, at its option, may designate any Subsidiary as a Guarantor. Section 6.14 Further Assurances. Subject to Section 6.12 and any applicable limitations in any Security Document, the Borrower shall, and shall cause each Guarantor to, promptly upon the reasonable request by the Administrative Agent or Collateral Agent (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Security Document or other document or instrument relating to any Collateral and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request from time to time in order to carry out more effectively the requirements of the Security Documents. ARTICLE VII NEGATIVE COVENANTS Until the Commitments have expired or been terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) have been paid in full, the Borrower covenants and agrees with the Lenders that: Section 7.01 Indebtedness. The Borrower will not, nor will it permit any Guarantor or any Material Subsidiary to, create, incur, assume or suffer to exist any Debt, other than the following: (i) Debt under the Loan Documents; (ii)Debt outstanding on the date hereof and listed on Schedule 7.01;

- 63 - (iii) Guarantees in respect of Debt of the Borrower or any of its Subsidiaries, in each case if such Debt is otherwise permitted or not prohibited hereunder; (iv) Debt (including Capital Leases, mortgage financings or purchase money obligations) incurred to finance or reimburse the purchase price or cost of the acquisition, development, construction, alteration, purchase, lease, repair, addition or improvement of property (real or personal), plant, equipment or other fixed or capital assets (whether through the direct purchase of assets or the purchase of Equity Interests of any Person owning such assets), within the limitations set forth in Section 7.02(ix) in an aggregate principal amount outstanding, when aggregated with the outstanding principal amount of Debt incurred pursuant to Section 7.01(xii) in respect of Debt initially incurred pursuant to this Section 7.01(iv) (for the avoidance of doubt without double counting such Debt), not to exceed $5,000,000 at any time; (v) Debt of any Person that becomes a Material Subsidiary of the Borrower after the date hereof; provided that (A) such Debt exists at the time such Person becomes a Material Subsidiary and is not created in contemplation of or in connection with such Person becoming a Material Subsidiary and (B) after giving effect to such Person becoming a Material Subsidiary, the Borrower shall be in compliance with the covenants in Section 7.11 on a pro forma basis; (vi) obligations of any Subsidiary to maintain the net worth, capital or solvency of any of its Subsidiaries in accordance with the requirements of or under any agreement with their respective Applicable Insurance Regulatory Authority; (vii) Debt owing to the Borrower or any other Subsidiary of the Borrower and Guarantees thereof; provided that any such Debt (and Guarantee thereof, if applicable) of the Borrower or any of its Subsidiaries owing to any Subsidiary that is not a Guarantor is expressly subordinated to the prior payment in full of the Obligations on terms reasonably acceptable to the Administrative Agent (provided that such subordination terms shall permit regularly scheduled payments of principal and interest (if no acceleration of the Obligations has occurred) and payments of expenses and indemnification); (viii) obligations and liabilities (whether directly or as a guarantor) arising under or in connection with Cash Management Services; (ix) Debt so long as, after giving effect to the issuance or incurrence thereof, the aggregate principal amount of such Debt, when aggregated with the outstanding principal amount of Debt incurred pursuant to Section 7.01(xii) in respect of Debt initially incurred pursuant to this Section 7.01(ix) (for the avoidance of doubt without double counting such Debt), is not in excess of $5,000,000 outstanding at any time; (x) Debt arising from agreements providing for indemnification, adjustment of purchase price, earn-outs or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business or assets, other than Guarantees of Debt incurred by any Person acquiring all or any portion of such business, assets or Equity Interests for the purpose of financing such acquisition; (xi) Debt in connection with third-party insurance premium financing arrangements in the ordinary course of business; (xii) Debt issued or incurred to refinance, refund, renew or extend any Debt permitted under the foregoing clauses (ii), (iv) (which shall be subject to the limitations set forth in

- 64 - Section 7.02(ix)), (v), and (ix); provided that the amount of such Debt is not in excess of the principal amount of Debt (plus accrued interest, fees, premiums (including tender premiums) and expenses with respect thereto) being refinanced, refunded, renewed or extended at the time of such refinancing, refunding, renewal or extension except by an amount equal to underwriting discounts or other amounts paid, and fees, commissions, premiums (including tender premiums) and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with such refinancing, refunding, renewal or extension; (xiii) Debt incurred in connection with a loan from the Federal Home Loan Bank secured by Funding Agreements, among other assets; and (xiv) ordinary course Swap Contracts that are not incurred for speculative purposes. Section 7.02 Liens. The Borrower will not, nor will it permit any Guarantor or any Material Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (i) Liens on Equity Interests of Special Purpose Subsidiaries; (ii)Liens existing on the date hereof and listed on Schedule 7.02; (iii) Liens for Taxes not yet overdue or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (iv) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (v) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and securing letters of credit, bank guarantees or similar instruments issued supporting such items; (vi) deposits to secure the performance of bids, tenders, contracts, leases (other than Debt), statutory obligations, bank guarantees or similar instruments, surety and appeal bonds, letters of credit, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vii) easements, zoning restrictions, rights-of-way, restrictions and other similar encumbrances affecting real property which do not materially interfere with the ordinary conduct of the business of the applicable Person; (viii) Liens arising pursuant to an order of attachment, distraint or similar legal process in connection with legal proceedings and securing judgments for the payment of money and Liens arising under ERISA or the Code not constituting an Event of Default under Section 8.01(h) or Section 8.01(i), respectively;

- 65 - (ix) Liens on the property of the Borrower or any Material Subsidiary securing (A) any part of the cost of acquisition, development, construction, alteration, purchase, lease, repair, addition or improvement of such property or Debt incurred to finance any of the foregoing (including any sale and leaseback transaction) and (B) any Capital Leases, mortgage financings or purchase money obligations; provided that (x) such Liens do not at any time encumber any property other than the property financed by such Debt and the proceeds and products thereof, accessions thereto, improvements thereon and after-acquired property that is fixed or incorporated into such property (it being understood that individual financings provided to the Borrower or any Subsidiary by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates) and (y) in the case of clause (A) the Debt secured thereby is either Non-Recourse Debt with respect to the Borrower and each of its Subsidiaries or does not exceed the cost of the property being acquired, developed, constructed, altered, purchased, leased, repaired, added to or improved or the initial financing thereof plus the costs incurred for delivery, installation, maintenance programs and items similar to the foregoing and, fees, costs and expenses incurred in connection therewith; (x) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary (other than the Person acquired) other than proceeds and products of the property covered by such Lien, accessions thereto, improvements thereon and after-acquired property that is fixed or incorporated into such property (it being understood that individual financings provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its affiliates) and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be; (xi) Liens to secure obligations arising under Swap Contracts or Cash Management Agreements, to the extent permitted or not prohibited hereunder and incurred in the ordinary course of business; (xii) Liens arising out of deposits or pledges by any Material Subsidiary of cash, securities, portfolio investments or other property into collateral trusts, reinsurance trusts or other collateral or escrow accounts with or for the benefit of ceding companies or insurance regulators of such Material Subsidiary in the ordinary course of business; (xiii) Liens securing Debt arising under Permitted Repo and Securities Lending Agreements; provided, however, that no such Lien shall extend to or cover any property or assets other than the securities subject thereto; (xiv)Liens (A) arising from pledges of collateral to any Federal Home Loan Bank to secure obligations under Funding Agreements with Federal Home Loan Banks or (B) in favor of the Federal Home Loan Banks to secure loans made by the Federal Home Loan Banks to the Borrower or any Material Subsidiary in the ordinary course of business; (xv) leases, subleases, licenses and sublicenses granted to others and not interfering in any material respect with the business of the Borrower or any Material Subsidiary and any interest or title of a lessor, sublessor, licensor or sublicensor under any such lease, sublease, license or sublicense;

- 66 - (xvi) Liens arising from UCC financing statements filed with respect to Operating Leases, and consignments and/or bailments arrangements; (xvii) Liens arising from pledges or deposits of cash, securities or portfolio investments made by any Material Subsidiary that is an Insurance Company (A) as a condition to obtaining or maintaining any licenses issued to it by any Applicable Insurance Regulatory Authority or (B) as otherwise required to comply with the requirement of applicable insurance laws; (xviii) Liens on assets pledged, deposited into an account or trust or otherwise allocated as a separate account in connection with, and securing or specifically available to satisfy obligations under, a Policy, Reinsurance Agreement or Retrocession Agreement, in an amount reasonable and as required under the terms of such Policy, Reinsurance Agreement or Retrocession Agreement (or the documentation related thereto); (xix) Liens on cash or cash equivalents pledged to defease or otherwise satisfy and discharge any Debt or other obligations that are permitted or not prohibited under this Agreement; (xx) Liens on assets of any Material Subsidiary that is a Special Purpose Subsidiary to secure its obligations in respect of a Regulatory Capital Transaction incurred in the ordinary course of business; provided that at the time such Liens were created, such Special Purpose Subsidiary was not a Material Subsidiary; (xxi) rights of setoff or banker’s Liens on deposits of cash in favor of banks or other depository institutions maintained in the ordinary course of business (and including Liens deposits of cash to secure obligations under letters of credit issued in the ordinary course of business), but not securing any Debt for borrowed money; (xxii) Liens arising in the ordinary course of business on custody, securities or commodities accounts in favor of the entity at which such accounts are maintained, but not securing any Debt for borrowed money other than Debt incurred in connection with or to facilitate the settlement of the purchase or sale of securities in the ordinary course of business; (xxiii) Liens of a collecting bank arising under Section 4-208 of the UCC on items in the course of collection in the ordinary course of business; (xxiv) Liens incurred in connection with the collection or disposition of delinquent accounts receivable in the ordinary course of business; (xxv) Liens on any cash earnest money deposit made by the Borrower or any Subsidiary in connection with any letter of intent or acquisition agreement or any escrow arrangement or other deposit agreement required in connection with a sale, transfer, lease or other disposition permitted or not prohibited by this Agreement; (xxvi) any Lien securing Debt permitted under Section 7.01(vii); (xxvii) Liens that are contractual rights of setoff incurred in the ordinary course of business; (xxviii) Liens securing the Obligations;

- 67 - (xxix) Liens on securitized assets so long as such Liens do not encumber any other property of the Borrower or any of its Subsidiaries; (xxx) any interest or title of a lessor under any lease (other than a Capital Lease); (xxxi) customary Liens granted in favor of a trustee to secure fees and other amounts owing to such trustee under an indenture or other agreement pursuant to which Debt permitted under Section 7.01 is incurred; (xxxii) other Liens so long as the aggregate outstanding principal amount of Debt secured by such Liens, when aggregated with the Debt secured by such Liens incurred pursuant to this Section 7.02(xxxii) that refinance Liens initially incurred pursuant to this Section 7.02(xxxii), is not in excess of $5,000,000 at any time; and (xxxiii) any Liens in respect of any refinancings, refundings, renewals or extensions of any Lien permitted under the foregoing clauses (ii), (ix) (subject to the limitations in the proviso thereof), (x) (subject to the limitations in the proviso thereof), (xxxii) and (xxxiv), provided that (A) the property covered thereby is not changed and (B) the Debt secured or benefited thereby is not increased except by an amount equal to (1) accrued and unpaid interest, fees, premiums (including tender premiums) and expenses with respect thereto and (2) underwriting discounts or other amounts paid, and fees, commissions, premiums (including tender premiums) and expenses (including upfront fees, original issue discounts or initial yield payments) incurred, in connection with any such refinancing, refunding, renewal or extension. Section 7.03 Fundamental Changes. The Borrower will not, nor will it permit any Material Subsidiary to (x) merge, dissolve, liquidate, consolidate or amalgamate with or into another Person or (y) sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole to any Person (other than the replacement of assets in its investment portfolio), except that: (i) the Borrower or a Material Subsidiary may merge, consolidate or amalgamate with the Borrower or any one or more of its Subsidiaries, provided that when the Borrower is merging with a Subsidiary, the continuing or surviving Person shall be the Borrower; (ii) subject to pro forma compliance with the financial covenants under Section 7.11 and no Default or Event of Default then-existing or that would result therefrom (in each case, determined as of the date of the definitive agreement with respect thereto), the Borrower or a Material Subsidiary may merge, consolidate or amalgamate with any Person to consummate a transaction permitted or not prohibited by this Agreement; provided that in the case of a merger, consolidation or amalgamation of the Borrower with a Person that is not the Borrower, the Borrower shall be the continuing or surviving Person; (iii) all or substantially all of the assets of the Borrower and its Subsidiaries (upon voluntary liquidation or dissolution or otherwise) may be sold, transferred, leased or otherwise disposed of to the Borrower or a Subsidiary; and (iv) any Material Subsidiary may liquidate or dissolve; provided that (a) for the avoidance of doubt, nothing in this Section 7.03 shall be deemed to limit, prohibit or restrict the Borrower or any Material Subsidiary from entering into, amending or modifying any Policy, any Reinsurance Agreement or any Retrocession Agreement or providing collateral security to the extent

- 68 - permitted by Section 7.02(xviii); (b) any Guarantor that would cease to be a Subsidiary as a result of a transaction that is permitted pursuant to this Section 7.03 shall be automatically released and forever discharged from its obligations under the Guaranty concurrently with the effectiveness of such transaction; and (c) in the event of any merger, dissolution, liquidation, consolidation, or amalgamation of any Loan Party effected in accordance with this Section 7.03, the Borrower shall or shall cause with respect to each other surviving Loan Party, to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request in order to perfect or continue the perfection of the Liens granted or purported to be granted by the Security Documents in accordance with Section 6.12 and as promptly as practicable. Section 7.04 Restricted Payments. The Borrower will not, nor will it permit any Material Subsidiary to, declare or make any Restricted Payment, except that: (a) any Material Subsidiary may make Restricted Payments to any Person that owns an Equity Interest in such Material Subsidiary, according to their respective holdings of such Equity Interests in respect of which such Restricted Payment is being made; and (b) the Borrower may (and may incur an obligation to) declare or make any Restricted Payment if after giving effect to such Restricted Payment on a pro-forma basis no Default or Event of Default shall have occurred and be continuing at the time of the making of such Restricted Payment. Section 7.05 Transactions with Affiliates. The Borrower will not, nor will it permit any Guarantor or any Material Subsidiary to, enter into any transaction or series of related transactions of any kind with any Affiliate, whether or not in the ordinary course of business, other than any of the following: (a) transactions between or among any of the Borrower and/or any of its Subsidiaries that are not otherwise prohibited hereunder; (b) transactions which are fair and reasonable to the Borrower and its Subsidiaries, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Borrower and its Subsidiaries); (c) transactions which are not materially less favorable to the Borrower or its Subsidiaries than those that could have been obtained in a comparable transaction at the time such transaction was entered into with a person that is not an Affiliate of the Borrower or its Subsidiaries and entered into on an arm’s-length basis; (d) transactions entered into by an Insurance Company for which approval (or deemed approval) has been received from the Applicable Insurance Regulatory Authority; (e) transactions in connection with (i) employment, severance or termination arrangements between any of the Borrower and its Subsidiaries on the one hand and any of their respective current or former directors, officers, employees, managers and consultants (including management and employee benefit plans, stock option and incentive or agreements, subscription agreements or similar agreements pertaining to the grant or purchase of Equity Interest) on the other hand, in the ordinary course of business or otherwise permitted or not prohibited under this Agreement, (ii) compensation (including fees) and expense reimbursements owed to directors, officers, employees, managers and consultants of the Borrower in the ordinary course of business and (iii) any indemnification agreement or any similar arrangement with directors, officers, employees, managers and consultants of the Borrower or any of its Subsidiaries in the ordinary course of business;

- 69 - (f) (i) dividends, returns of capital or distributions, whether in cash or other property, in each case, on account of any Equity Interests of the Borrower or any of its Subsidiaries, (ii) redemptions, retirements, terminations, surrenders, cancellations, purchases or other acquisitions for value of any Equity Interests of such Persons, (iii) issuances of Equity Interests, and (iv) any acquisition of Equity Interests of the Borrower by any Person and any contribution by any Person to the equity capital of the Borrower or any of its Subsidiaries; (g) Debt (including repayments of such Debt) between or among the Borrower and any of its Subsidiaries to the extent permitted or not prohibited under this Agreement; (h) the payment of fees on assets under management charged to (i) the Borrower, (ii) any of the Borrower’s subsidiaries or (iii) any funds withheld accounts or modified coinsurance accounts established by reinsurance counterparties of the Borrower or its Subsidiaries for the purpose of maintaining assets supporting business ceded or retroceded to the Borrower or its Subsidiaries, with respect to investment management, investment advisory or related services at the rates charged as of the date hereof; (i) transactions related to management equity and compensation matters, consistent with past practice and reasonable in amount as determined by the applicable board of directors; (j) reasonable and customary advisory agreements, including agreements providing for annual monitoring, management, advisory or similar fees, or fees for services with arms-length terms and consistent with agreements existing on the date hereof; (k) the payment of reasonable and customary director fees, expenses and indemnities; and (l) insurance and reinsurance transactions entered into in the ordinary course of business; provided that, for the avoidance of doubt, nothing in this Section 7.05 shall be deemed to limit, prohibit or restrict the Borrower or any Subsidiary from entering into, amending or modifying any Policy, any Reinsurance Agreement or any Retrocession Agreement in the ordinary course of business. Section 7.06 Certain Restrictive Agreements. The Borrower will not, nor will it permit any Material Subsidiary to, enter into any Contractual Obligation (other than (x) this Agreement or any other Loan Document and (y) in the case of any Person that becomes a Material Subsidiary after the date hereof, any Contractual Obligation that exists at the time of such Person becoming a Material Subsidiary) that limits the ability of (i) any Material Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower other than in connection with a Regulatory Capital Transaction, (ii) any Material Subsidiary (other than an Excluded Subsidiary) to Guarantee the Debt of the Borrower other than in connection with a Regulatory Capital Transaction, or (iii) the Borrower or any Material Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided that the foregoing clause (iii) shall not prohibit any negative pledge (x) incurred or provided in favor of any holder of Debt permitted under Section 7.01 (provided, that such negative pledges will not materially adversely affect the Borrower’s or any Material Subsidiary’s ability to make anticipated principal or interest payment hereunder or are otherwise customary for financing or arrangements of that type (in each case, as determined in good faith by the Borrower)) or (y) in connection with Policies, Retrocession Agreements, Reinsurance Agreements, Swap Contracts, agreements with (or pursuant to requirements of) Applicable Insurance Regulatory Authorities or Regulatory Capital Transactions. Section 7.07 Use of Proceeds. The Borrower will not use the proceeds of any Borrowing and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Debt originally incurred for such

- 70 - purpose, in each case in violation of Regulation T, Regulation U or Regulation X. The Borrower will not use (or permit any of its Subsidiaries to use) the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in or with any Embargoed Jurisdiction, that at the time of such funding is the subject of applicable Sanctions or (iii) in any manner that would result in the violation of any Sanctions applicable to the Borrower or any of their Subsidiaries or any other party hereto. Section 7.08 Change in Nature of Business. The Borrower will not engage, directly or indirectly through its respective Material Subsidiaries, to any material extent in any business other than (i) the ownership or operation of the Insurance Business, (ii) any business engaged in by the Borrower or its Subsidiaries on or before the Effective Date or (iii) any business reasonably related, ancillary, complementary or incidental thereto or which is financial in nature. Section 7.09 Amendments to Organizational Documents. The Borrower will not, nor will it permit any Material Subsidiary to amend, supplement or otherwise modify (pursuant to a waiver or otherwise), or permit any amendments, supplements or other modifications, to the Borrower’s or any Material Subsidiary’s Organizational Documents, except to the extent such amendment, supplement or modification would not reasonably be expected to be materially adverse to the Lenders taken as a whole. Section 7.10 Asset Dispositions. The Borrower shall not, nor shall it permit any of its Material Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, except for: (a) to the extent not otherwise permitted under this Section sales, transfers, leases and other dispositions in the aggregate amount not to exceed $5,000,000 per fiscal year, provided that the Borrower or such Material Subsidiary receives fair market value for such disposed assets and no Default or Event of Default shall have occurred and continuing or would result therefrom; (b) sales, transfers, leases and other dispositions in connection with reinsurance transactions; (c) sales, transfers, leases and other dispositions in which (i) the Borrower or such Material Subsidiary, as the case may be, receives consideration at least equal to the fair market value of the assets subject to such sales, transfers, leases and other dispositions (ii) 75% of the consideration is in the form of cash and cash equivalents and (iii) no Default or Event of Default having occurred and continuing or would result therefrom; (d) sales, transfers, leases and other dispositions of portfolio investment dispositions by Insurance Companies in the ordinary course of business; (e) dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (f) dispositions of property by any Material Subsidiary to the Borrower or to a Subsidiary; (g) Restricted Payments permitted by Section 7.04; (h) dispositions of intellectual property rights that are no longer used or useful in the business of the Borrower and its Subsidiaries;

- 71 - (i) the discount, write-off or disposition of accounts receivable overdue by more than 180 days or the sale of any such accounts receivable for the purpose of collection to any collection agency, in each case in the ordinary course of business: and (j) dispositions of inventory and Investments in the ordinary course of business. Section 7.11 Financial Covenants. (a) Consolidated Net Worth. The Borrower shall not permit the Consolidated Net Worth of the Borrower and its Subsidiaries as of the last day of any fiscal quarter to be less than the sum of: (i) with respect to any fiscal quarter ending after the Effective Date, 75% of Consolidated Net Worth as of June 30, 2022, plus (ii)50% of Consolidated Net Operating Income (if positive) for each full fiscal quarter ending after the Effective Date, plus (iii) an amount equal to 50% of the net amount of any issuance of common or preferred Equity Interests of the Borrower consummated after the Effective Date (provided that proceeds of equity issuances used to refinance previously issued Equity Interests shall be excluded from the foregoing calculation). (b)Consolidated Debt to Capitalization Ratio. The Borrower shall not permit the Consolidated Debt to Capitalization Ratio of the Borrower and its Subsidiaries to be greater than 35% as of the last day of any fiscal quarter ending after the Effective Date. (c) Minimum Risk-Based Capital Ratio. Commencing with the fiscal quarter ended December 31, 2023, the Borrower shall not permit the Risk-Based Capital Ratio of any Insurance Company (which, for the avoidance of doubt, is limited to American Life & Security Corp. as of the Effective Date) to be less than 300% as of the last day of any fiscal quarter. (d) Minimum Liquidity. The Borrower shall not permit Liquidity of the Borrower and its Subsidiaries to be less than $3,000,000 as at any time. (e) Minimum Rating. The Borrower shall not permit the A.M. Best financial strength rating of American Life & Security Corp. to fall below “B++”. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Any of the following that have occurred and are continuing shall constitute an “Event of Default”: (a) Non-Payment. The Borrower: (i) shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or (ii)shall fail to pay any interest on any Loan, any fee or any other amount (other than an amount referred to in clause (a)(i) of this Section) payable under this Agreement or under

- 72 - any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of more than three Business Days. (b)Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in this Agreement or any other Loan Document, Loan Notice for any Borrowing of Loans or in any certificate delivered pursuant to this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made, and, to the extent capable of being cured, such breach shall continue unremedied for a period of 10 or more days after a written notice thereof by the Administrative Agent to the Borrower stating that such notice is a “notice of default” hereunder. (c) Specific Covenants. The Borrower shall fail to observe or perform any covenant or agreement contained in Sections 6.03(i), 6.03(ii), 6.04(i) (with respect to the Borrower’s existence) or in Article VII. (d)Other Defaults. The Borrower or any Subsidiary shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Document (other than those specified in clauses (a), (b) or (c) of this Section) and such failure shall continue unremedied for a period of 30 or more days after a written notice thereof by the Administrative Agent to the Borrower stating that such notice is a “notice of default” hereunder. (e) Cross-Default. The Borrower or any Material Subsidiary shall: (i) fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Debt (other than (x) Debt under the Loan Documents or (y) Swap Contracts which shall be subject to clause (iii) below) having an aggregate principal amount then outstanding of more than the Threshold Amount, in each case beyond the applicable grace period with respect thereto, if any; (ii)default in the observance or performance of any other agreement relating to any Debt (other than (x) Debt under the Loan Documents or (y) Swap Contracts which shall be subject to clause (iii) below) having an aggregate principal amount then outstanding of more than the Threshold Amount, in each case beyond the applicable grace period with respect thereto, if any, the effect of which default is to cause (or to permit the holder or holders or beneficiary or beneficiaries of such Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause), such Debt to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Debt to be made, prior to its stated maturity (with all notices provided for therein having been given, such that no further notice is required in order to exercise such right, other than notice of election of such right); or (iii) fail to make when due one or more required payments under any Swap Contract as a result of the occurrence of an “Early Termination Date” (as defined in such Swap Contract and including any substantially similar term) arising from an “Event of Default” or a “Termination Event” (in each case, as defined in such Swap Contract and including any substantially similar term) with respect to which the Borrower or Material Subsidiary is a “Defaulting Party” (as defined in such Swap Contract and including any substantially similar term) where the “Non-defaulting Party” or “Non-affected Party” (in each case, as defined in such Swap Contract or any substantially similar term), as applicable, has designated such “Early Termination Date” (or any other substantially similar term) for all outstanding transactions under such Swap Contract, which payments are in an aggregate amount exceeding the Threshold Amount

- 73 - (determined after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contract) and such failure shall continue beyond (a) the end of any grace period applicable thereto (if any) or (b) two (2) Business Days after the Borrower or Material Subsidiary receives notice of such failure if such payment does not have a grace period. (f) Insolvency Proceedings, Etc. The occurrence of any of the following: (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization, rehabilitation or other relief in respect of the Borrower, any Guarantor or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (B) the appointment of a receiver, rehabilitator, trustee, custodian, sequestrator, conservator or similar official for the Borrower, any Guarantor or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; or (ii)the Borrower, any Guarantor or any Material Subsidiary shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, rehabilitation, reorganization or other relief under any Debtor Relief Law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f)(i) of this Section, (C) apply for or consent to the appointment of a receiver, rehabilitator, trustee, custodian, sequestrator, conservator or similar official for the Borrower, any Guarantor or any Material Subsidiary or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any corporate action for the purpose of effecting any of the foregoing. (g)Inability to Pay Debts; Attachment. The Borrower, any Guarantor or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due. (h) Judgments. The entry against the Borrower, any Guarantor or any Material Subsidiary of a final judgment or order for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by third party insurance as to which the insurer has been notified of such judgment or order and does not deny coverage) and there is a period of 30 consecutive days during which such judgment or order remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal. (i) ERISA. The occurrence of an ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to have a Material Adverse Effect. (j) Change of Control. There occurs any Change of Control. (k) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery, ceases to be in full force and effect; or the Borrower contests in writing the validity or enforceability of any material provision of any Loan Document; or the Borrower denies in writing that it has any or further liability or obligation under any material provision of any Loan Document, or purports in writing to revoke, terminate or rescind any material provision of any Loan Document, in each case, for any reason other than as expressly permitted hereunder or thereunder or in satisfaction in full of all non-contingent Obligations.

- 74 - (l) Impairment of Collateral. Any Loan Document purporting to grant a Lien to secure any Obligation shall, at any time after the delivery of such Loan Document, fail to create a valid and enforceable Lien on a material portion of the Collateral purported to be covered thereby or such Lien shall fail or cease to be a perfected Lien with the priority required in the relevant Loan Document on any Collateral (except, in the case of this clause (l) as a result of the Administrative Agent’s (x) failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Loan Documents, (y) failure to file UCC continuation statements or amendments or (z) inadvertent filing of UCC termination statements). Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (i) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated; (ii)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (iii) exercise on behalf of itself and the Lenders, all rights and remedies available to it and the Lenders under the Loan Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. Section 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.12, be applied by the Administrative Agent in the following order: FIRST, to payment of that portion of the Obligations constituting fees, indemnities and expenses (other than principal and interest but including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent and Collateral Agent in their capacities as such; SECOND, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; THIRD, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

- 75 - FOURTH, to payment of that portion of the Obligations constituting unpaid principal of the Loans and obligations in respect of Secured Cash Management Agreements and Secured Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; and LAST, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law. ARTICLE IX ADMINISTRATIVE AGENT AND COLLATERAL AGENT Section 9.01 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints RBC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except to the extent expressly set forth in Sections 9.02, 9.05, 9.06, 9.11 and 9.12, the provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) Royal Bank of Canada shall irrevocably act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Secured Hedging Counterparty and/or Secured Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Security Documents for and on behalf of or in trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders and each other Secured Party hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents and acknowledge and agree that any such action by Royal Bank of Canada in its capacity as Administrative Agent or Collateral Agent shall bind the Lenders and each other Secured Party. Section 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept

- 76 - deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any of the Borrower or its Subsidiaries or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 9.03 Exculpatory Provisions. (a) None of the Administrative Agent, the Collateral Agent, any of their respective Affiliates, nor any of the officers, partners, directors, employees or agents of the foregoing shall have any duties or obligations to the Lenders except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, no Agent or any of their respective officers, partners, directors, employees or agents: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that such Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Laws, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of (A) its own bad faith, gross negligence or willful misconduct or (B) a material breach hereunder under any Loan Document, in each case, as determined by a court of competent jurisdiction by a final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or the event or events that give or may give rise to any Default unless and until the Borrower or any Lender shall have given notice to the Administrative Agent describing such Default and such event or events. (c) No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty, representation or other information made or supplied in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith or the adequacy, accuracy and/or completeness of the information contained therein, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the

- 77 - satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) Nothing in this Agreement or any other Loan Document shall require the Administrative Agent or any of its Related Parties to carry out any “know your customer” or other checks in relation to any Person on behalf of any Lender, and each Lender confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Related Parties. Section 9.04 Reliance by Administrative Agent. The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless an officer of the Administrative Agent responsible for the transactions contemplated hereby shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 9.05 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Agents. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with bad faith, gross negligence or willful misconduct in the selection of such sub-agents. Section 9.06 Resignation and Removal of Administrative Agent. (a) The Administrative Agent or the Collateral Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor Administrative Agent or Collateral Agent, as applicable, with the consent, so long as no Event of Default has occurred and is continuing, of the Borrower (such consent not be unreasonably withheld, conditioned or delayed), provided that no Ineligible Assignee may be appointed successor Administrative Agent or Collateral Agent, as applicable, without the written consent of the Borrower. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent, as applicable, gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent or Collateral Agent, as applicable, may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above with the consent, so long as no Event of Default has occurred and is continuing, of the Borrower (such consent not be unreasonably withheld, conditioned or delayed). Whether

- 78 - or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as Administrative Agent or Collateral Agent is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender pursuant to clause (v) of the definition thereof, the Required Lenders (determined after giving effect to Section 10.01) may by written notice to the Borrower and such Person remove such Person as Administrative Agent or Collateral Agent, as applicable, and appoint a replacement Administrative Agent or Collateral Agent, as applicable, hereunder with the consent, so long as no Event of Default has occurred and is continuing, of the Borrower (such consent not be unreasonably withheld, conditioned or delayed). Such removal will, to the fullest extent permitted by applicable Laws, be effective on the earlier of the date (the “Removal Effective Date”) (i) on which a replacement Administrative Agent or Collateral Agent is appointed and (ii) which is 30 days after the giving of such notice by the Required Lenders (regardless of whether a replacement Administrative Agent or Collateral Agent, as applicable, has been appointed). (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent or Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through such Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent or Collateral Agent, as applicable, as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Collateral Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent or Collateral Agent, as applicable, as of the Resignation Effective Date or Removal Effective Date, as applicable), and the retiring or removed Administrative Agent or Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Administrative Agent or Collateral Agent, as applicable. Section 9.07 Non-Reliance on Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arranger or Book Manager listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Collateral Agent or a Lender hereunder.

- 79 - Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.07 and 10.04) allowed in such judicial proceeding; and (ii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 9.10 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement; (ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

- 80 - (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 9.11 Collateral and Guaranty Matters; Exercise of Remedies. (a) Each Agent (or sub-agent thereof), each Lender (including in its capacities as a potential Secured Cash Management Bank and a potential Secured Hedging Counterparty) and each other Secured Party irrevocably authorizes the Administrative Agent and Collateral Agent to be the agent for and representative of the Lenders with respect to the Guaranty and the Collateral and the Security Documents, respectively, and agrees that, notwithstanding anything to the contrary in any Loan Document: (i) Liens on any property granted to or held by an Agent or in favor of any Secured Party under any Loan Document or otherwise will be automatically and immediately released, and each Secured Party irrevocably authorizes and directs the Agents (or sub-agent thereof) to enter into, and each agrees that it will enter into, the necessary or advisable documents requested by the Borrower and associated therewith, upon the occurrence of any of the following events (each, a “Lien Release Event”), (A) the payment in full in cash of all the Obligations (other than Obligations arising under Secured Hedging Agreements and Secured Cash Management Agreements, and contingent or indemnification obligations for which no claim has been asserted); (B) a transfer of the property subject to such Lien as part of, or in connection with, a transaction that is permitted (or not prohibited including pursuant to a valid waiver or consent) by the terms of the Loan Documents to any Person that is not (and is not required to be) a Loan Party;

- 81 - (C) with respect to property owned by any Guarantor or with respect to which any Guarantor has rights, the release of such Guarantor from its obligations under its Guaranty pursuant to a Guaranty Release Event; (D) the approval, authorization or ratification of the release of such Lien by the Required Lenders or by such percentage of the Lenders as may be required pursuant to Section 10.01; and/or (E)such property becoming an Excluded Property or an asset owned by an Excluded Subsidiary. (ii)a Guarantor will be automatically and immediately released from its obligations under the Guaranty upon such Guarantor becoming an Excluded Subsidiary (each a “Guaranty Release Event”) (provided that, in the case of a Guaranty Release Event resulting from a transaction where a Subsidiary ceases to be a wholly-owned Subsidiary, such transaction shall have been made to or with a bona fide unaffiliated third party for bona fide business purposes, as determined by the Borrower in good faith), and each Secured Party irrevocably authorizes and directs the Agents to enter into, and each Agent agrees it will enter into, the necessary and advisable documents requested by the Borrower to (1) release (or acknowledge the release of) such Guarantor from its obligations under the Guaranty and (2) release (or acknowledge the release of) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary; it being agreed that, without affecting the timing of any such release and without it being a condition thereto, such release documentation shall be effective at the consummation of one or more of the events described above; andthe Borrower (iii) the Administrative Agent and the Collateral Agent will exclusively exercise all rights and remedies under the Loan Documents or with respect to the Obligations created thereunder, and neither the Lenders nor any other Secured Party will exercise such rights and remedies (other than the Required Lenders exercising such rights and remedies through the Administrative Agent); provided that the foregoing shall not preclude any Lender from exercising any right of set-off in accordance with the provisions of Section 10.09, enforcing compliance with the provisions set forth in Section 10.01(b) or filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law. (b) Each Agent, each Lender and each other Secured Party agrees that it will promptly take such action and execute any such documents as may be reasonably requested by the Borrower (such actions and such execution, the “Release Actions”), at the Borrower’s sole cost and expense, in connection with a Lien Release Event and/or Guaranty Release Event and that such actions are not discretionary. Without limitation, the Release Actions may include, as applicable, (a) executing (if required) and delivering to the Loan Parties (or any designee of the Loan Parties) any such lien releases, mortgage releases or assignments of mortgages, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested by a Loan Party in connection with the release or assignment, as of record, of the Liens (and all notices of security interests and Liens previously filed) the subject of a Lien Release Event or the release of any applicable Guarantee in connection with a Guaranty Release Event and (b) delivering to the Loan Parties (or any designee of the Loan Parties) all instruments evidencing pledged debt and all equity certificates and any other collateral previously delivered in physical form by the Loan Parties to a Secured Party. (c) In connection with any Lien Release Event, Guaranty Release Event and/or Release Action, each of the Collateral Agent, the Administrative Agent and each other Secured Party shall be

- 82 - entitled to rely and shall rely exclusively on an officer’s certificate of the Borrower (the “Release Certificate”) delivered to each Agent confirming that (a) such Lien Release Event and/or Guaranty Release Event, as applicable, has occurred or will upon consummation of one or more identified transactions (an “Identified Transaction”) occur, (b) the conditions to any such Lien Release Event and/or Guaranty Release Event have been satisfied or will be satisfied upon consummation of an Identified Transaction, and (c) that any such Identified Transaction is permitted by (or not prohibited by) the Loan Documents (including pursuant to a valid waiver or consent). The Collateral Agent and the Administrative Agent will be fully exculpated from any liability and shall be fully protected and shall not have any liability whatsoever to any Secured Party as a result of such reliance or the consummation of any Release Action. A Release Certificate may be delivered in advance of or concurrently with the consummation of any applicable Identified Transaction. (d) Each Lender (including in its capacities as a potential Secured Cash Management Bank and a potential Secured Hedging Counterparty) and each Secured Party irrevocably authorizes and irrevocably directs the Collateral Agent and the Administrative Agent to take the Release Actions and consents to reliance on the Release Certificate. The Secured Parties agree not to give any Agent any instruction or direction inconsistent with the provisions of this Section 9.11. Neither the Administrative Agent nor the Collateral Agent shall be responsible for, or have a duty to ascertain or inquire into, any statement in a Release Certificate, the compliance of any Identified Transaction with the terms of a Loan Document, any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or contained in any certificate prepared or delivered by any Loan Party in connection with the Collateral or compliance with the terms set forth above or in a Loan Document, nor shall the Administrative Agent or Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (e) Each Agent, each Lender (including in its capacities as a potential Secured Cash Management Bank and a potential Secured Hedging Counterparty) and each other Secured Party agrees that following the receipt by the Agents of an applicable Release Certificate each Agent will take all Release Actions promptly upon request of the Borrower and in any event not later than the date that is (i) the one Business Day following the date Release Certificate is delivered to the Administrative Agent and (ii) the date any applicable Identified Transaction described in the Release Certificate is consummated. Notwithstanding the foregoing, nothing set forth in this Section 9.11 shall relieve or release any Loan Party from any liability resulting from a Default or Event of Default that results from an Identified Transaction or misrepresentation or omission in any Release Certificate. (f) Anything contained in any of the Loan Documents to the contrary notwithstanding, each Agent, each Lender (including in its capacities as a potential Secured Cash Management Bank and a potential Secured Hedging Counterparty) and each Secured Party hereby agree that in the event of a foreclosure or similar enforcement action by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including, without limitation, pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the U.S. Bankruptcy Code), only the Collateral Agent (except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the U.S. Bankruptcy Code) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities), shall be entitled, upon instructions from the Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations owed to it as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition.

- 83 - Section 9.12 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient other than a Loan Party, a “Payment Recipient”) that the Administrative Agent has determined in its sole reasonable discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent, in same day funds (in the currency so received), the amount of any such Erroneous Payment (or portion thereof), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with prevailing banking industry rules on interbank compensation from time to time in effect. To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (the “Payment Notice”), or (y) that was not preceded or accompanied by a Payment Notice sent by the Administrative Agent (or any of its Affiliates), then, said Payment Recipient shall be on notice, in each case, that an error has been made with respect to such Erroneous Payment. Each Payment Recipient agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Payment Recipient shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with prevailing banking industry rules on interbank compensation from time to time in effect. (c) Each Payment Recipient hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under any of the immediately preceding clauses (a) or (b) or under the indemnification provisions of this Agreement. For the avoidance of doubt, the Borrower or any Loan Party shall continue to be deemed to have performed its payment obligations with respect to any amount subject to such set-off, netting or application pursuant to the preceding sentence.

- 84 - (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent (such unrecovered amount, an “Erroneous Payment Return Deficiency”), such Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, (i) comprised of funds of the Borrower or any other Loan Party or (ii) the proceeds of realization from the enforcement of one or more of the Security Documents against or in respect of the Borrower or one or more of the Loan Parties for the purpose of making such Erroneous Payment; provided however the foregoing shall not apply if all or any portion of the Erroneous Payment. includes funds of the Borrower, any other Loan Party or any of their respective affiliates or subsidiaries in an amount in excess of the amounts authorized or approved by the Borrower or any Loan Party for such payment, in which case the Administrative Agent shall immediately commence actions in accordance with this Section 9.12 to recover the Erroneous Payment (or, if applicable, the portion of the Erroneous Payment that was not authorized by the Borrower or any other Loan Party). For the avoidance of doubt, no assignment of an Erroneous Payment Return Deficiency will reduce the Commitments of any Payment Recipient and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to the assignment of an Erroneous Payment Return Deficiency, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Payment Recipient under the Loan Documents with respect to each Erroneous Payment Return Deficiency. (e) Each party’s obligations, agreements and waivers under this Section 9.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 9.13 Cash Management Agreements and Secured Hedging Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Security Document, no Secured Cash Management Bank or Secured Hedging Counterparty that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral or any Guaranty (including the release or impairment of any Collateral or Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, cash management obligations or Obligations arising under Secured Hedging Agreements. ARTICLE X MISCELLANEOUS Section 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (x) the Administrative Agent or Collateral Agent, as applicable, and the Borrower may, with the consent of the other, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, omission, typographical error, mistake, defect or inconsistency if such amendment, modification or supplement does not adversely affect the rights

- 85 - of the Administrative Agent, Collateral Agent or any Lender and (y) no such amendment, waiver or consent shall: (i) waive any condition set forth in Section 4.01 without the written consent of each Lender; (ii)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 4.02 or of any Default shall not be deemed an extension or increase of the Commitment of any Lender); (iii) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Aggregate Commitments hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby (other than as a result of waiving an Event of Default in accordance with the terms hereof); (iv) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (ii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be required to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (v) change the definition of “Applicable Percentage,” Section 2.10(a), Section 2.11, Section 8.03 or any other provision of this Agreement in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (vi) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (vii) release any Person or Persons from their obligations under the Guaranty constituting all or substantially all of the value of the Guaranty, except as expressly permitted by the Loan Documents (including as provided in Section 9.11), without the written consent of each Lender; (viii) except as provided in Section 9.11 or elsewhere in the Loan Documents (including Sections 7.03 and 7.10), release all or substantially all of the Collateral in any transaction or related transaction, without the written consent of each Lender; (ix) subordinate (1) any of the Liens securing any of the Obligations to the Liens securing any other Indebtedness or other obligations or (2) any Obligations in contractual right of payment to any other Indebtedness or other obligations; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders required above,

- 86 - adversely affect the rights or duties of, or any fees or other amounts payable to, the Collateral Agent under this Agreement or any other Loan Document; and (iii) any fee letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable Laws, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender. Section 10.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as expressly provided in Section 6.01 and subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower, the Administrative Agent or the Collateral Agent to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii)if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

- 87 - Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any Agent-Related Person (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet. (d)Change of Address, Etc. Each of the Borrower, the Administrative Agent and Collateral Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Agents and Lenders. The Agents and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent and the Lenders and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in accordance with Section 10.04(b). All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

- 88 - Section 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents shall be vested exclusively in, and all actions and proceedings at law or in equity in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent or (with respect to the Security Documents) the Collateral Agent in accordance with Section 8.02 and/or Section 9.11 for the benefit of all the Secured Parties and no Lender or other Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the terms of this Agreement or any other Loan Document or enforce rights or remedies thereunder, it being understood and agreed that all powers, rights and remedies under this Agreement and under any of the other Loan Documents may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, for the benefit of the Secured Parties in accordance with the terms hereof and thereof, and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms thereof and each Secured Party agrees to commence, support or participate in actions or proceedings relating to the Obligations only in a manner consistent with the foregoing provisions; provided, however, that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.11), or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent or (with respect to the Security Documents) the Collateral Agent pursuant to Section 8.02 and/or Section 9.11. Each Lender and other Secured Party agrees that it shall not, and hereby waives any right to, take or institute any actions or proceedings, judicial or otherwise, for any such right or remedy under any Loan Document against any Loan Party or any past, present, or future Subsidiary of any Loan Party concerning any Collateral, or any other property of any Loan Party or any past, present or future Loan Party other than through the Administrative Agent or the Collateral Agent, as applicable; provided, that, for the avoidance of doubt, this sentence may be enforced against any Secured Party by the Required Lenders, any Agent or any Borrower (or any of its Affiliates) and each Lender and other Secured Party expressly acknowledge that this sentence shall be available as a defense of any Borrower (or any of its Affiliates) in any such action, proceeding or remedial procedure. Each Lender and/or Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations, to have agreed to the foregoing provisions. Section 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay within thirty (30) days of receipt of a reasonably detailed written invoice (or, for any expenses incurred prior to the Effective Date, on the Effective Date upon two (2) Business Days prior invoicing) (i) all reasonable and documented out-of-pocket fees and expenses incurred by the Administrative Agent, the Collateral Agent, and their respective Agent-Related Persons (but limited in the case of legal fees to the reasonable and documented fees and

- 89 - disbursements of (A) one firm of primary outside counsel for the Agents, (B) one firm of outside local counsel in any relevant material jurisdiction, (C) if necessary, one firm of regulatory counsel in each relevant material jurisdiction and (D) if necessary, in the case of an actual or perceived conflict of interest where the Lender(s) affected by such conflict notifies the Borrower of the existence of such conflict, one firm of outside counsel for all such affected Lenders taken as a whole), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all documented out-of-pocket fees and expenses incurred by the Agents or any Lender (including any former Lender that has terminated its Commitment pursuant to the final paragraph of Section 8.01) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans; provided, that pursuant to this clause (ii), the Borrower shall not be required to reimburse such out-of-pocket expenses of more than one counsel to the Agents and the Lenders (and one firm of local counsel to the Agents and the Lenders taken as a whole in any relevant material jurisdiction and if necessary, one firm of outside regulatory counsel to the Agents and the Lenders taken as a whole in any relevant material jurisdiction), unless the representation of one or more Lenders by such counsel would be inappropriate due to the existence of an actual or perceived conflict of interest (of which, such Lenders have notified the Borrower), in which case the Borrower shall also be required to reimburse the fees, charges and disbursements of one additional firm of counsel to all of such affected Lenders taken as a whole. (b)Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Collateral Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, hold each Indemnitee harmless from, and will reimburse each Indemnitee promptly following receipt of reasonably detailed documentation for, any and all claims, damages, losses and liabilities and will reimburse the reasonable and documented out-of-pocket expenses (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of (i) one firm of counsel to all of the Indemnitees taken as a whole, (ii) if necessary, one firm of counsel in each relevant jurisdiction to the Indemnitees taken as a whole and (iii) solely in the case of any actual conflict of interest or perceived conflict of interest (of which, such Indemnitees have notified the Borrower), one additional firm of counsel to all affected Indemnitees, taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent and the Collateral Agent (and, in each case, any sub-agent thereof) and their respective Related Parties only, the (A) administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01) and (B) acquiring, holding and enforcing any and all Liens on the Collateral (or any portion thereof) granted under the Security Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, or (iii) any other claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee, (y) result from a successful claim brought by the Borrower against an Indemnitee for a material breach hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of

- 90 - competent jurisdiction or (z) arise from any action, claim, litigation or proceeding solely among the Indemnitees and/or their Related Parties so long as such action, claim, litigation or proceeding is not attributable to any act or omission by the Borrower or any of its Subsidiaries (other than any claims against any Person in its capacity or in fulfilling its role as an agent, Arranger or other similar role hereunder or under the other Loan Documents, but in each case, solely to the extent such indemnification would not be denied pursuant to clause (x) or (y) above). Each Indemnitee shall be obligated to refund or return any and all amounts received pursuant to this Section 10.04(b) to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. This Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent and the Collateral Agent (and, in each case, any sub-agent thereof) or any Related Party thereof (but without limiting the obligation of the Borrower under such subsection), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or the Collateral Agent (and, in each case, any sub-agent thereof) or any of their respective Related Parties, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), provided that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against (i) the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party thereof acting for the Administrative Agent (or any such sub-agent) in connection with such capacity or (ii) the Collateral Agent (or any such sub-agent) in its capacity as such, or against any Related Party thereof acting for the Collateral Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(d). (d) Waiver of Consequential Damages, Etc. (i) To the fullest extent permitted by applicable law, the Loan Parties shall not assert, and the Loan Parties hereby waive, and acknowledge that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. (ii)To the fullest extent permitted by applicable law, no Agent, Lender or other Secured Party shall assert, and each Agent, Lender and other Secured Party hereby waives, and acknowledges that no other Person shall have, any claim against the Loan Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that nothing in this paragraph (d) shall limit the Borrower’s indemnity obligations under this Section 10.04 in respect of any claims made by third parties for any special, indirect, consequential or punitive damages. (iii) No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual

- 91 - damages resulting from the gross negligence or willful misconduct, bad faith or material breach hereunder or under any other Loan Document of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable not later than 30 days after receipt of a reasonably detailed invoice therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, the Collateral Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. Section 10.05 Marshaling; Payments Set Aside. None of the Administrative Agent, Collateral Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (ii) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder (other than, for the avoidance of doubt, as provided in Section 7.03) without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

- 92 - (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (to the extent such Affiliate or Approved Fund is engaged in the making of revolving credit loans in the ordinary course of business), no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 or other than in $1,000,000 increments thereabove unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld, conditioned or delayed). (ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) and subsection (b)(v) of this Section and, in addition: (A) the written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (1) an Event of Default pursuant to Section 8.01(a) and/or 8.01(f) hereunder has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender or an Affiliate or Approved Fund of a Lender and notice thereof is provided to the Administrative Agent and the Borrower, provided that the Borrower shall be deemed to have provided such consent unless it shall object thereto by written notice to the Administrative Agent within ten Business Days of receiving written request for its consent to such assignment; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon receipt of the Assignment and Assumption, the Administrative Agent shall provide the Borrower with the information that such assignee is required to provide pursuant to Sections 3.01(g)(vi) and 3.01(j). (v)No Assignment to Certain Persons.

- 93 - (A) No such assignment shall be made (1) to the Borrower or any of the Borrower’ respective Affiliates or Subsidiaries, (2) to any Defaulting Lender or any of their respective subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (3) to a natural person or (4) absent the written consent of the Borrower (which consent may be given or withheld at the Borrower’s sole discretion), to any Person that was an Ineligible Assignee as of the applicable Trade Date. For the avoidance of doubt, with respect to any assignee that becomes an Ineligible Assignee after the Trade Date applicable to its assignment (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the proviso to the definition of “Ineligible Assignee”), (i) such assignee shall not retroactively be disqualified from having become a Lender pursuant to such assignment and (ii) such assignee will become an Ineligible Assignee in accordance with the definition thereof notwithstanding the consummation of such assignment and the execution by the Borrower of an Assignment and Assumption with respect to such assignee. Notwithstanding the foregoing, any assignment to an assignee that is or becomes an Ineligible Assignee (including any assignment in violation of clause (b)(v)(A)(4)) shall not be void, but the provisions of paragraph (f) below shall apply; (B) Notwithstanding anything to the contrary in the Loan Documents, the Administrative Agent (solely in its capacity as such) shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance by the Lenders (other than the Administrative Agent in its capacity as a Lender) with the provisions of this Agreement relating to Ineligible Assignees; provided that the Administrative Agent shall provide appropriate cooperation to effect Section 10.06(f). Without limiting the generality of the foregoing, the Administrative Agent (solely in its capacity as such) shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or prospective Lender is an Ineligible Assignee or (y) have any liability with respect to or arising out of any assignment of Loans, or disclosure of confidential information by the Lenders (other than the Administrative Agent in its capacity as a Lender), to any Ineligible Assignee. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the written consent of the Borrower and the Administrative Agent, the applicable pro-rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro-rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment

- 94 - and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at their expense) shall execute and deliver a Note to the assignee Lender. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower’s respective Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including in each case all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt: each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clause (y) of the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 as if it were a Lender (subject to the requirements and limitations therein, including the requirements under Section 3.01 (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)); provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 and 10.13 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a

- 95 - participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitment or Loan or any of its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Certain Provisions Pertinent to Ineligible Assignees. If any assignment is made to any Ineligible Assignee or any Affiliate of an Ineligible Assignee without the Borrower’s prior consent in violation of paragraph (b)(v)(D) above, or if any Lender becomes an Ineligible Assignee or is an Affiliate of an Ineligible Assignee after the Trade Date of the applicable assignment to such Lender, the Borrower may, at its sole expense and effort, upon notice to the applicable Ineligible Assignee or such Affiliate and the Administrative Agent, (A) terminate the Commitment of such Ineligible Assignee or such Affiliate and repay all obligations of the Borrower owing to such Ineligible Assignee of such Affiliate in connection with such Commitment and/or (B) require such Ineligible Assignee or such Affiliate to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 10.06), all of its interest, rights and obligations under this Agreement and related Loan Documents to an Eligible Assignee that shall assume such obligations at a purchase price equal to the lesser of (x) the principal amount thereof and (y) the amount that such Ineligible Assignee or such Affiliate paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to such Ineligible Assignee or such Affiliate hereunder and under the other Loan Documents without premium, penalty, prepayment fee, breakage; provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in 10.06(b) and (ii) such assignment does not conflict with applicable Laws. Notwithstanding anything to the contrary contained in this Agreement, (i) Ineligible Assignees or any Affiliate of any Ineligible Assignee that are Lenders will not (A) have any inspection rights or the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (B) attend or participate in meetings attended by the Lenders and the Administrative Agent or (C) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (ii)(A) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Ineligible Assignee or such Affiliate will be deemed to have consented in the same proportion as the Lenders that are not Ineligible Assignees consented to such matter, and (B) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Ineligible Assignee or such Affiliate hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such

- 96 - Ineligible Assignee or such Affiliate does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). The Administrative Agent shall have the right, and the Borrower hereby expressly authorize the Administrative Agent, (i) to provide the list of Ineligible Assignees provided by the Borrower and any updates thereto from time to time (collectively, the “Ineligible Institution List”) to any Lender requesting the same and (ii) post a notice that an update to the Ineligible Institution List has occurred; provided that the Ineligible Institution List or the content of any update thereto shall not be posted to the Platform or otherwise made generally available to Lenders. Section 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any governmental or regulatory agency or authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), in which case it agrees to inform the Borrower promptly thereof prior to disclosure to the extent practicable and not prohibited by law, rule or regulation (except with respect to any audit or examination conducted by bank accountants or any governmental agency, securities or bank regulatory authority exercising examination or regulatory authority) and provided that it shall use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, in which case it agrees to inform the Borrower promptly thereof prior to disclosure to the extent practicable and not prohibited by law, rule or regulation (except with respect to any audit or examination conducted by bank accountants or any governmental agency, securities or bank regulatory authority exercising examination or regulatory authority) and provided that it shall use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder (provided that it shall use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (vi) subject to an agreement containing provisions substantially the same (or at least as restrictive) as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (B) any actual or prospective counterparty (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap, or derivative or other similar transaction under which payments are to be made by reference or to any credit insurance provider in each case relating to the Borrower and its obligations, this Agreement or payments hereunder, (C) any rating agency, or (D) the CUSIP Service Bureau or any similar organization, (vii) with the written consent of the Borrower or (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Collateral Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent, the Collateral Agent and the Lenders may disclose the existence of this Agreement and the terms of the credit facility provided for under this Agreement of the type customarily provided to

- 97 - market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, the Collateral Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments, in each case, subject to confidentiality agreements consistent with this Section 10.07. For purposes of this Section, “Information” means all information delivered by or on behalf of the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, including the identity of Ineligible Assignees. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Collateral Agent and the Lenders acknowledges that (i) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. Section 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time with the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Loan Party, excluding any custodial, trust or special reserve accounts, against any and all of the obligations of the Borrower, now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of any Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12(a) and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify any relevant Loan Party and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

- 98 - Section 10.10 Counterparts; Integration. This Agreement and the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Collateral Agent and each Lender, regardless of any investigation made by the Administrative Agent, the Collateral Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. Section 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. Section 10.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06 or if any Lender is a Defaulting Lender or Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

- 99 - (ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction to nil in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Laws; and (v) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Other than in the case of any Lender that is or was a Defaulting Lender, a Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. (i) EACH OF THE BORROWER AND ITS SUBSIDIARIES IRREVOCABLY AND UNCONDITIONALLY AGREE THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. (ii) EACH OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE BORROWER OR ANY RELATED PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY

- 100 - FORUM OTHER THAN (x) THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF OR (y) THE COURTS OF THE JURISDICTION OF INCORPORATION OR FORMATION OF THE APPLICABLE BORROWER AND ANY APPELLATE COURT FROM ANY THEREOF, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. (iii) EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY ACTION, LITIGATION OR PROCEEDING REFERRED TO IN THIS PARAGRAPH (b) SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) WAIVER OF VENUE. (i) EACH OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b)(i) OF THIS SECTION. EACH OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (ii) EACH OF THE BORROWER AND ITS SUBSIDIARIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b)(ii) OF THIS SECTION. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 10.15 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

- 101 - Section 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Collateral Agent, the Arranger and the Lenders, are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Arranger and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) the Borrower is capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent, the Collateral Agent, each of the Arranger and each of the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, the Collateral Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Collateral Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Collateral Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that they may have against the Administrative Agent, the Collateral Agent, the Arranger and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. Section 10.19 Judgment Currency. (a) The obligations of the Borrower hereunder and under the other Loan Documents to make payments in a specified currency (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the

- 102 - Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to it under this Agreement or another Loan Document. If, for the purpose of obtaining or enforcing judgment against the Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”). (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrower covenants and agrees to pay, or cause to be paid, or remit, or cause to be remitted, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date. (c) For purposes of determining any rate of exchange or currency equivalent for this Section 10.19, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency. Section 10.20 Acknowledgement and Consent to Bail-In. Solely to the extent any party hereto is an Affected Financial Institution and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction, in full or in part, or cancellation of any such liability; (ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 10.21 Acknowledgement Regarding Any Supported QFCs. Prior to the date of this Agreement, the parties hereto have adhered to the ISDA 2018 U.S. Resolution Stay Protocol, as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the “ISDA U.S. QFC

- 103 - Protocol”). Accordingly, the terms of the ISDA U.S. QFC Protocol shall be incorporated into and form a part of this Agreement and/or the Guaranty to the extent this Agreement and/or the Guaranty constitutes a “Qualified Financial Contract” (as defined in the ISDA U.S. QFC Protocol). For purposes of incorporating the ISDA U.S. QFC Protocol, each party shall be deemed to have the same status as a “Regulated Entity” and/or “Adhering Party” (as such terms are defined therein) applicable to it under the ISDA U.S. QFC Protocol and this Agreement and/or the Guaranty shall be deemed to be a “Protocol Covered Agreement” (as defined therein) to the extent such Agreement or Guaranty constitutes a Qualified Financial Contract. [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. MIDWEST HOLDING INC. [Signature Page to Credit Agreement] By: Name: Mike Minnich Title: President DocuSign Envelope ID: FB35D99D-2717-4332-B031-59E41228A1AF

[Signature Page to Credit Agreement] ROYAL BANK OF CANADA, as Lender By: Name: Tim Stephens Title: Authorized Signatory ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent By: Name: Title:

SCHEDULE 2.01 Commitments and Applicable Percentages Lender Commitment Applicable Percentage Royal Bank of Canada $30,000,000 100% Total: $30,000,000 100%

SCHEDULE 5.10

Subsidiaries; Capitalization

NO.	ISSUER	OWNER (100% UNLESS OTHERWISE NOTED)	JURISDICTION OF ORGANIZATION OF ISSUER	# OF SHARES AUTHORIZED	TOTAL SHARES OUTSTANDING
1.	American Life & Security Corp.	Midwest Holding Inc.	NE	10,000	10,000 Shares of Common Stock
2.	1505 Capital LLC	Midwest Holding Inc.	DE	N/A	1000 Class A Units
3.	Midwest Capital Corp.	Midwest Holding Inc.	DE	5,000	2,182 Shares of Common Stock
4.	Seneca Reinsurance Company, LLC	Midwest Holding Inc.	VT	N/A	250 Membership Units
5.	Seneca Incorporated Cell, LLC 2020-01 (SRC1)	Midwest Holding Inc. (100% Class A Voting; 29.91% Class B Non-voting)	VT	N/A	1,000 Class A Units 21,400,000 Class B Units
6.	Seneca Incorporated Cell, LLC 2021-03 (SRC3)	Midwest Capital Corp.	VT	N/A	1,000 Class A Units 5,000,000 Class B Units
7.	Seneca Incorporated Cell, LLC 2022-04 (SRC4)	Midwest Holding Inc. (100% Class A Voting; 0% Class B Non-voting)	VT	N/A	1,000 Class A Units 21,946,906 Class B Units

SCHEDULE 7.01 Existing Debt 1. $375,000 Promissory Note issued by Midwest Holding Inc. on July 8, 2019, to American Life & Security Corp. 2. $125,000 Promissory Note issued by Midwest Holding Inc. on May 15, 2019, to American Life & Security Corp.

SCHEDULE 7.02 Existing Liens 1. None.

SCHEDULE 10.02 Administrative Agent’s Office; Certain Addresses for Notices .. Royal Bank of Canada, as Administrative Agent: 155 Wellington Street W. Toronto, ON M5V 3k7 8th Floor Attn: Casey Clark (casey.clark@rbccm.com) with a copy (which shall not constitute notice) to: Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004 Attn: Daniel Bursky (daniel.bursky@friedfrank.com) Ezra Schneck (ezra.schneck@friedfrank.com) Midwest Holding Inc., as the Borrower: 1. Borrower Website: https://www.midwestholding.com 2. Borrower Address: 2900 South 70th Street Suite 400 Lincoln, Nebraska 68506 Attn: Mike Minnich (mm@midwestholding.com) John Dantzler-Wolfe (jdw@midwestholding.com)

EXHIBIT A Form of Loan Notice [DATE] 1 Royal Bank of Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below 155 Wellington Street W. Toronto, ON M5V 3k7 8th Floor Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. The undersigned hereby requests (select one): A Borrowing of Loans. A conversion of Loans from one Type to the other. A continuation of Loans. 1. On __________________ (a Business Day). 2. In the amount of $________________. 3. [Comprised of _______________________ (Type of Loan requested).] [________ (Type of Loan to be converted) to be converted into ___________ (Type of Loan requested).] 4. [For Term Benchmark Loans: with an Interest Period of [1][3][6] months.]2 [The Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) of the Credit Agreement shall be satisfied on and as of the date of the applicable Borrowing.]3 1 To be delivered no later than 11:00 a.m. (a) on the date that is one (1) Business Day prior to the requested date of any Borrowing in the case of Base Rate Loans and (b) on the date that is three (3) Business Days prior to the requested date of any Borrowing in the case of Term Benchmark Loans. 2 Delete if Loan Notice is being delivered in connection with a conversion to Base Rate. 3 Include only in notices of Borrowings. A-1 Form of Loan Notice

A-2 Form of Loan Notice MIDWEST HOLDING INC., as Borrower By: Name: Title:

EXHIBIT B Form of Note [DATE] FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [LENDER NAME] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Loans (as defined in the Credit Agreement) from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among the Borrower, the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of the Loans made to it by the Lender from the date of such Loans until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the applicable per annum rate set forth in the Credit Agreement. This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and the Security Agreement. Upon the occurrence and during the continuation of one or more of the Events of Default, all amounts then remaining unpaid on this Note may be declared to be, or shall become, immediately due and payable all as provided in the Credit Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. In the event of any conflict between the loan accounts, records or schedules maintained by the Lender and the entries in the Register, the entries in the Register shall prevail. The Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [signature page follows] B-1 Form of Note

B-2 Form of Note MIDWEST HOLDING INC., as Borrower By: Name: Title:

B-3 Form of Note LOANS AND PAYMENTS WITH RESPECT THERETO Date Type of Loan Amount of Loan End of Interest Period (If Applicable) Amount of Principal or Interest Paid this Date Outstanding Principal Balance This Date Notation Made By

EXHIBIT C Form of Compliance Certificate Compliance Certificate Delivery Date: __________, ____ Financial Statement Date: __________, ____ Royal Bank of Canada, as Administrative Agent and Collateral Agent for the Lenders party to the Credit Agreement referred to below 155 Wellington Street W. Toronto, ON M5V 3k7 8th Floor Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. The undersigned hereby certifies in his or her capacity as a Responsible Officer of the Borrower, and not in an individual capacity, that, as such, he or she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. [Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(i) of the Credit Agreement for the fiscal year of the Borrower and its subsidiaries ended as of the above date, together with the report and opinion of its independent certified public accountants required by Section 6.01(i) of the Credit Agreement. 1] [The year-end audited financial statements required by Section 6.01(i) of the Credit Agreement for the fiscal year of the Borrower and its subsidiaries ended as of the above date, together with the report and opinion of its independent certified public accountants required by Section 6.01(i) of the Credit Agreement were posted [on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR)] [on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access] [posted (or a link thereto is provided) on the Borrower’s website at ________].]2 [Use following paragraph 1 for interim financial statements] 1. [Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(ii) of the Credit Agreement for the fiscal quarter of the Borrower and its Subsidiaries ended as of the above date.] [The unaudited financial statements required by Section 6.01(ii) of the Credit Agreement for the fiscal quarter of the Borrower and its Subsidiaries ended as 1 Such report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respect the financial position, results of operations and cash flows of the Borrower and its subsidiaries on a consolidated basis in accordance with GAAP. 2 Select appropriate delivery method. C-1 Form of Compliance Certificate

C-2 Form of Compliance Certificate of the above date, were posted [on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR)] [on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access] [posted (or a link thereto is provided) on the Borrower’s website at ________].] 3 Such financial statements fairly present in all material respects the financial position, results of operations and, if applicable, cash flows of the Borrower and its subsidiaries on a consolidated basis in accordance with GAAP consistently applied as of such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. 2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements. 3. A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether a Default or Event of Default has occurred and is continuing, and [select one:] [to the knowledge of the undersigned, no Default or Event of Default is continuing.] --or-- [the following is a list of each such Default or Event of Default that is continuing and its nature and status:] 4. The financial covenant analyses and information set forth on Schedule 2 as of the date referred to therein attached hereto are true and accurate on and as of the date of this Certificate. 5. [Attached hereto as Annex [A] is all information required by [Section 4.2] of the Security Agreement.]4 6. [Attached hereto as Annex [B] is a list of all new Pledged Certificated Equity Interest and Pledged Debt Instruments required to be delivered to the Administrative Agent pursuant to [Section 4.3] of the Security Agreement.]5 7. [Attached hereto as Annex [C] a list of all new U.S. Patent registrations and applications, U.S. Trademark registrations and applications, and U.S. Copyright applications (and exclusive Copyright licenses and registrations), in each case as required by [Section 4.5(b)] of the Security Agreement.]6 3 Select appropriate delivery method. 4 To be included if any Grantor shall change (a) its jurisdiction of organization or its location (within the meaning of Section 9-307 of the UCC) or (b) its legal name or organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure during the fiscal quarter that this Certificate relates to. 5 To be included if any Pledged Certificated Equity Interest and Pledged Debt Instruments are acquired by a Grantor after the Effective Date during the fiscal quarter that this Certificate relates to. 6 To be included if any such Intellectual Property registrations and applications that are not Excluded Assets are acquired during the fiscal quarter that this Certificate relates to.

C-3 Form of Compliance Certificate 8. [Attached hereto as Annex [D] is a list of all new commercial tort claims with a value reasonably expected to exceed $1,000,000 and a reasonably detailed description thereof.]7 9. [Attached hereto as Annex [E] is a list of all new additional guarantors/grantors required to be joined under Section 6.12(a) of the Credit Agreement.]8 10. [Attached hereto as Annex [F] is a list of all new real property requiring a Mortgage under Section 6.12(b) of the Credit Agreement.]9 11. [Attached hereto as Annex [G] is a list of all Subsidiaries formed or acquired during the fiscal year covered by the fiscal year that this Certificate relates to.] IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above. MIDWEST HOLDING INC., as Borrower By: _____________________________ Name: Title: 7 To be included if any Grantor obtains knowledge of the acquisition or existence of any interest in any commercial tort claim in excess of $1,000,000 during the fiscal quarter that this Certificate relates to. 8 To be included if any Person becomes a wholly-owned Subsidiary of the Borrower (other than an Excluded Subsidiary) during the fiscal quarter that this Certificate relates to. 9 To be included if the Borrower or any of its Subsidiaries acquires any new Mortgaged Property during the fiscal quarter that this Certificate relates to.

C-4 Form of Compliance Certificate SCHEDULE 1 to the Compliance Certificate (Attached)

C-5 Form of Compliance Certificate For the Quarter/Year ended ___________________(“Statement Date”) SCHEDULE 2 to the Compliance Certificate ($ in 000s) Section 7.11(a) – Consolidated Net Worth A. Consolidated Net Worth1 at Statement Date: $ B. Minimum required Consolidated Net Worth: 1. 75% of Consolidated Net Worth as of June 30, 2022: $ 2. 50% of Consolidated Net Operating Income2 (if positive) for each full fiscal quarter ending after the Effective Date: $ 3. 50% of the net amount of any issuance of common or preferred Equity Interests of the Borrower consummated after the Effective Date3 : $ Minimum required Consolidated Net Worth (sum of Line B.1 through Line B.3): $ C. Excess (deficit) for covenant compliance (Line A less Line B): $ 1 To consist of consolidated total equity but excluding any (i) accumulated other comprehensive income or loss according to Financial Accounting Standard Board Accounting Standards Codification Topic 810 – Consolidation, (ii) embedded derivatives associated with modified coinsurance or funds withheld reinsurance agreements as a result of the application of FASB Derivatives Implementation Group Statement 133 Implementation Issue No. 36 (DIG B36), (iii) unrealized mark-to-market value adjustments on investments in CLOs managed by the Borrower or any of its Subsidiaries that are reported through net income as a result of consolidation of the relevant VIE and (iv) amounts attributable to any minority or non-controlling interest. 2 The aggregate of the operating net income (loss) of such Person and its Subsidiaries, determined on a consolidated basis as of such date (excluding (a) other comprehensive income (loss), (b) changes in embedded derivatives associated with modified coinsurance or funds withheld reinsurance arrangements, (c) unrealized mark-to-market value adjustments on investments, including CLO investments managed by the Borrower or its Subsidiaries that are reported through net income as a result of consolidation of the relevant VIE and (d) one-time effect of non-cash accounting adjustments). 3 Excluding any proceeds of equity issuances used to refinance previously issued Equity Interests.

C-6 Form of Compliance Certificate Section 7.11(b) – Consolidated Debt to Capitalization Ratio: A. Consolidated Total Debt as of the above Statement Date: $ 1. Consolidated Total Debt:4 / 5 a. All obligations of the Borrower and its Subsidiaries for borrowed money: $ b. All obligations of the Borrower and its Subsidiaries evidenced by bond, debentures, notes or similar instruments: $ c. All obligations of the Borrower and its Subsidiaries under conditional sale or other title retention agreements relating to property acquired by the Borrower and its Subsidiaries: $ d. All obligation of the Borrower and its Subsidiaries in respect of deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business): $ e. All capital lease obligations of the Borrower and its Subsidiaries: $ f. All unpaid obligations, contingent or otherwise, of the Borrower and its Subsidiaries, in each case as an account party in respect of letters of credit and letters of guaranty (only to the extent that it is an unpaid obligation in respect of a letter of credit or letter of guaranty that is then due and payable and not contingent and other than cash collateralized letters of credit to secure the performance of workers’ compensation, unemployment insurance, other social security laws or regulations, bids, trade contract, leases, environmental and other statutory obligations, surety and appeal bonds, performance bond and other obligations of a like nature, in each case, obtained in the ordinary course of business): g. Current redeemable equity of the Borrower and its Subsidiaries: $ 2. Consolidated Total Debt (sum of Line A.1.a. through Line A.1.g.): $ B. The sum of (A) Consolidated Net Worth as of such date plus (B) Consolidated Total Debt as of such date: $ 1. Consolidated Net Worth: $ 2. Consolidated Total Debt (from line A.2. above): $ 3. (Line B.1. plus Line B.2.): $ C. Consolidated Debt to Capitalization Ratio (Line A.2 divided by Line B.3): ___% D. Maximum permissible Consolidated Debt to Capitalization Ratio: 35% 4 All amounts are presented at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. 5 “Consolidated Total Debt” shall exclude, without duplication, (i) commission financing to the extent incurred prior to the Effective Date, (ii) Loans made to any Insurance Company by a Federal Home Loan Bank, (iii) any subordinated debt and (iv) for the avoidance of doubt, any items excluded from the definition of “Debt”.

C-7 Form of Compliance Certificate E. Excess (deficit) for covenant compliance (Line D less Line C): ___% Section 7.11(c) – Minimum Risk-Based Capital Ratio6 A. Total Adjusted Capital at Statement Date: $ B. Authorized Control Level Risk-Based Capital at Statement Date: $ C. Risk-Based Capital Ratio7 at Statement Date: D. Minimum required Risk-Based Capital Ratio: 300% E. Excess (deficit) for covenant compliance (Line A less Line B): Section 7.11(d) – Minimum Liquidity A. Liquidity8 at Statement Date: $ B. Minimum required Liquidity: $ $3,000,000 C. Excess (deficit) for covenant compliance (Line A less Line B): $ Section 7.11(e) – Minimum Rating A. A.M. Best financial strength rating of American Life & Security Corp.: B. Minimum required A.M. Best financial strength rating: B++ C. Covenant in compliance? (Yes/No) 6 To be included commencing with the fiscal quarter ended December 31, 2023. 7 To equal the ratio of (a) the combined Total Adjusted Capital of such fiscal quarter-end to (b) an amount equal to (i) the combined Authorized Control Level Risk-Based Capital of such fiscal quarter-end multiplied by (ii) two. 8 To consist of unrestricted (as determined under GAAP), available cash and cash equivalents of the Borrower and its Subsidiaries (other than Insurance Companies) plus, if the conditions specified in Section 4.02 of the Credit Agreement have been satisfied, the amount by which the Aggregate Commitments exceed the Outstanding Amount.

EXHIBIT D D -1 Form of Assignment and Assumption Form of Assignment and Assumption This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the facility described in the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: 2. Assignee[s]: 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

[Affiliate of [identify Lender]]5 3. Borrower: Midwest Holding Inc. 4. Administrative Agent: Royal Bank of Canada, as the Administrative Agent under the Credit Agreement 5. Credit Agreement: Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. 6. Assigned Interest: Assignor[s]6 Assignee[s]7 Aggregate Amount of Commitment/Loans for all Lenders8 Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans 9 $ $ % $ $ % $ $ % $ $ % 7. [Trade Date: ] 10 Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 5 To be added for each Assignee that is an Affiliate of a Lender. 6 List each Assignor, as appropriate. 7 List each Assignee, as appropriate. 8 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 9 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 10 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date. D-2 Form of Assignment and Assumption

D-3 Form of Assignment and Assumption [THE][EACH] ASSIGNEE HEREBY REPRESENTS AND WARRANTS THAT (A) IT HAS REQUESTED AND REVIEWED EACH LIST OF PERSONS REFERRED TO IN THE DEFINITION OF “INELIGIBLE ASSIGNEE” (AS DEFINED IN THE CREDIT AGREEMENT) AND (B) UPON REVIEW, IT IS NOT AN INELIGIBLE ASSIGNEE OR AN AFFILIATE OF AN INELIGIBLE ASSIGNEE. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S]: [NAME OF ASSIGNOR(S)] By: Name: Title: ASSIGNEE[S]: [NAME OF ASSIGNEE(S)] By: Name: Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION D-4 Form of Assignment and Assumption [Consented to and]1 Accepted: ROYAL BANK OF CANADA, as Administrative Agent By: Name: Title: [Consented to:]2 MIDWEST HOLDING INC., as Borrower By: Name: Title: 1 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 2 To be added only if the consent of the Borrowers is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION D-5 Form of Assignment and Assumption STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(i) or 6.01(ii) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee and (viii) it is not an Ineligible Assignee or an affiliate of an Ineligible Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

D-6 Form of Assignment and Assumption Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT E-1 Form of U.S. Tax Compliance Certificate (For Non-U.S. Lender Parties That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the applicable Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the applicable Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the applicable Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [____________] By: Name: Title:

EXHIBIT E-2 Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as appropriate. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [____________] By: Name: Title:

EXHIBIT E-3 Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as appropriate, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as appropriate, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [____________] By: Name: Title:

EXHIBIT E-4 Form of U.S. Tax Compliance Certificate (For Non-U.S. Lender Parties That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the applicable Borrower with an IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as appropriate, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as appropriate, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the applicable Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the applicable Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [____________] By: Name: Title:

EXHIBIT F Form of Guaranty (See attached.)

FORM OF GUARANTY dated as of [●], 20[●] among Each Guarantor From Time to Time Party Hereto, and Royal Bank of Canada, as Administrative Agent

- i - TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.01 Credit Agreement Definitions .......................................................................................1 Section 1.02 Additional Defined Terms.............................................................................................1 ARTICLE II GUARANTY Section 2.01 The Guaranty.................................................................................................................2 Section 2.02 Guaranty Absolute.........................................................................................................3 Section 2.03 Payments. ......................................................................................................................4 Section 2.04 Discharge; Reinstatement in Certain Circumstances ....................................................4 Section 2.05 Waiver by the Guarantors..............................................................................................5 Section 2.06 Agreement to Pay; Subordination of Subrogation Claims ............................................7 Section 2.07 Stay of Acceleration ......................................................................................................7 Section 2.08 No Set-Off .....................................................................................................................7 ARTICLE III INDEMNIFICATION, SUBROGATION AND CONTRIBUTION Section 3.01 Indemnity and Subrogation ...........................................................................................8 Section 3.02 Contribution and Subrogation .......................................................................................8 ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS Section 4.01 Representations and Warranties; Certain Agreements..................................................8 Section 4.02 Information....................................................................................................................9 Section 4.03 Subordination by Guarantors.......................................................................................10 ARTICLE V SET-OFF Section 5.01 Right of Set-Off...........................................................................................................10 ARTICLE VI MISCELLANEOUS Section 6.01 Notices.........................................................................................................................10 Section 6.02 Benefit of Agreement ..................................................................................................11 Section 6.03 No Waivers; Non-Exclusive Remedies.......................................................................11 Section 6.04 Enforcement ................................................................................................................11 Section 6.05 Amendments and Waivers...........................................................................................11 Section 6.06 Joinder Agreements.....................................................................................................12 Section 6.07 Governing Law; Submission to Jurisdiction. ..............................................................12 Section 6.08 Limitation of Law; Severability. .................................................................................13 Section 6.09 Counterparts; Integration; Effectiveness.....................................................................13 Section 6.10 WAIVER OF JURY TRIAL .......................................................................................13 Section 6.11 Termination .................................................................................................................13 Section 6.12 Conflict........................................................................................................................14

Table of Contents (Cont.) Page - ii - ANNEXES Annex 1 Form of Joinder to Guaranty

GUARANTY dated as of [●], 20[●] (as amended, restated, amended and restated, modified or supplemented from time to time, this “Agreement”) among each of the entities listed on the signature pages hereof and that becomes a party hereto pursuant to Section 8.6, and Royal Bank of Canada, as Administrative Agent for the benefit of the Secured Parties referred to herein. WHEREAS, Midwest Holding Inc. is the Borrower under the Credit Agreement dated as of November 22, 2022 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) and Royal Bank of Canada., as Administrative Agent. WHEREAS, to induce the Lenders to enter into the Credit Agreement, and as a condition precedent to the obligations of the Lenders under the Credit Agreement, each of the entities listed on the signature pages hereof and that becomes a party hereto pursuant to Section 8.6 has agreed to become a guarantor hereunder. WHEREAS, references herein to the “Borrower” mean the Borrower in its capacity as borrower under the Credit Agreement; and references herein to a “Guarantor” mean a Guarantor or Guarantors in their respective capacities as guarantors hereunder. As used herein, “Other Loan Parties” means, with respect to any Guarantor, the Borrower and Guarantors other than itself. ACCORDINGLY, for this and other valuable consideration, effective concurrently with the effectiveness of the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent for the benefit of the Secured Parties as follows: ARTICLE I DEFINITIONS Section 1.01 Credit Agreement Definitions. Terms defined in the introductory statement hereof have their respective meanings set forth therein. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement shall also apply to this Agreement. Section 1.02 Additional Defined Terms. As used in this Agreement, the following additional terms have the meanings specified below: “Borrower Obligation” has the meaning specified in Section 2.01(a). “Borrower Obligor” has the meaning specified in Section 2.01(a). “Discharge of Finance Obligations” has the meaning specified in Section 2.04. “Fraudulent Transfer Laws” has the meaning specified in Section 2.01(c). “Guaranteed Obligations” has the meaning specified in Section 2.01(a). “Insolvency or Liquidation Proceeding” has the meaning specified in Section 2.01(a).

-2- ARTICLE II GUARANTY Section 2.01 The Guaranty. (a) Each Guarantor unconditionally guarantees, jointly and severally with the other Guarantors, as a primary obligor and not as a surety: (x) the due and punctual payment of (whether at stated maturity, upon acceleration or otherwise): (i) all principal of, premium (if any) and interest on any Loan borrowed by any Other Loan Party under, or any Note issued by any Other Loan Party pursuant to, the Credit Agreement or any other Loan Document (including, without limitation, any interest which accrues after the commencement of (A) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to any Other Loan Party, (B) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding with respect to any Other Loan Party or any material portion of its respective assets, (C) any liquidation, dissolution, reorganization or winding up of any Other Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (D) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Other Loan Party (each an “Insolvency or Liquidation Proceeding”), whether or not allowed or allowable as a claim in any such proceeding); (ii) all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any Other Loan Party pursuant to the Credit Agreement or any other Loan Document, any Secured Hedging Agreement or any Secured Cash Management Agreement (including, without limitation, (A) all expenses of the Administrative Agent, Agent-Related Persons or the Lenders as to which one or more of them have a right to reimbursement by any Loan Party under Section 10.04(a) of the Credit Agreement or under any other similar provision of any other Loan Document, (B) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by any Loan Party under Section 10.04(b) of the Credit Agreement or under any other similar provision of any other Loan Document and (C) any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to such Other Loan Party, whether or not allowed or allowable as a claim in any such proceeding); and (iii) all other amounts now or hereafter payable by any Other Loan Party pursuant to any Loan Document, any Secured Hedging Agreement or any Secured Cash Management Agreement and all other obligations or liabilities now existing or hereafter arising or incurred on the part of any Other Loan Party pursuant to any Loan Document, any Secured Hedging Agreement (other than Excluded Swap Obligations) or any Secured Cash Management Agreement (including, without limitation, any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to such Other Loan Party, whether or not allowed or allowable as a claim in any such proceeding); in each case together with all renewals, modifications, consolidations or extensions thereof and whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Secured Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof; and (y) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Other Loan Party under or pursuant to the Loan Documents, Secured Hedging Agreements (other than

-3- Excluded Swap Obligations) or Secured Cash Management Agreements ( (all such monetary and other obligations referred to in clauses (x) and (y) above being herein collectively referred to as the “Guaranteed Obligations”). (b) The books and records of the Administrative Agent showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. (c) Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to any Other Loan Party or any of its Affiliates to the extent that such indebtedness would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by such Guarantor hereunder and (ii) under any guaranty of Debt subordinated in right of payment to the Guaranteed Obligations which guaranty contains a limitation as to a maximum amount similar to that set forth in this paragraph pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets of such Guarantor to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable Law or (ii) any agreement providing for an equitable allocation among such Guarantor and any Other Loan Party and its Affiliates of obligations arising under guaranties by such parties (including the agreements in Article III of this Agreement). If any Guarantor’s liability hereunder is limited pursuant to this paragraph to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid. Section 2.02 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The obligations of each Guarantor under this Agreement are independent of the Guaranteed Obligations of the Other Loan Parties, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Agreement, irrespective of whether any action is brought against any Other Loan Party or whether any Other Loan Party is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by each Guarantor, jointly and severally with each other Guarantor of the Guaranteed Obligations in each and every particular. The obligations of each Guarantor hereunder are several from those of the Other Loan Parties and are primary obligations concerning which each Guarantor is the principal obligor. The Secured Parties shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Loan Party, the Administrative Agent, any Secured Party or any other Person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that

-4- constitute part of the Guaranteed Obligations and would be owed by any Other Loan Party to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Other Loan Party. Each Guarantor has irrevocably and unconditionally delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties, and the failure by any Other Loan Party or any other Person to sign this Agreement or a guaranty similar to this Agreement or otherwise shall not discharge the obligations of any Guarantor hereunder. The irrevocable and unconditional liability of each Guarantor hereunder applies whether it is jointly and severally liable for the entire amount of the Guaranteed Obligations, or only for a pro-rata portion, and without regard to any rights (or the impairment thereof) of subrogation, contribution or reimbursement that such Guarantor may now or hereafter have against any Other Loan Party or any other Person. This Agreement is and shall remain fully enforceable against each Guarantor irrespective of any defenses that any Other Loan Party may have or assert in respect of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations. Section 2.03 Payments. (a) Payments to be Made Upon Default. If the Borrower or any Guarantor fails to pay or perform any Guaranteed Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise) or if any Default or Event of Default specified in Section 8.01(f) of the Credit Agreement occurs with respect to the Borrower or any Guarantor, the Guarantors shall, promptly following demand by the Administrative Agent, fully and punctually pay and perform each of the Guaranteed Obligations to the Administrative Agent. (b) General Provisions as to Payments. Each payment hereunder shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff, at the Administrative Agent’s Office in Dollars and in immediately available funds. Without limiting the foregoing, each Guarantor shall make all payments hereunder in accordance with Section 2.10 of the Credit Agreement. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Agreement. (c) Application of Payments. All payments received by the Administrative Agent hereunder shall be applied as provided in Section 8.03 of the Credit Agreement. Section 2.04 Discharge; Reinstatement in Certain Circumstances. Each Guarantor’s obligations hereunder shall remain in full force and effect until the latest to occur of (i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of and Insolvency or Liquidation Proceeding, whether or not a claim for such interest is, or would be, allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Debt outstanding under the Loan Documents and termination of all commitments to lend or otherwise extend credit under the Loan Documents and (ii) payment in full in cash of all other Guaranteed Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including legal fees and other expenses, costs or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs or charges is, or would be, allowed in such Insolvency or Liquidation Proceeding but excluding obligations under Secured Hedging Agreement, Secured Cash Management Agreements, and unasserted contingent obligations) (the occurrence of all of the foregoing being referred to herein as “Discharge of Finance Obligations”). No payment or payments made by any Other Loan Party or any other Person or received or collected by any Secured Party from any Other Loan Party or any other Person by virtue of any action or proceeding or

-5- any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, it being understood that each Guarantor shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Discharge of Finance Obligations. If at any time any payment by any Other Loan Party or any other Person of any Guaranteed Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Other Loan Party or other Person or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, such Other Loan Party or other Person or any substantial part of its respective property or otherwise, this Agreement and each Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. Each Guarantor party hereto agrees that payment or performance of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations shall also toll the statute of limitations applicable to each such Guarantor’s liability hereunder. Section 2.05 Waiver by the Guarantors. (a) General Waivers. Each Guarantor hereby waives presentment to, demand of payment from and protest to the Other Loan Parties of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto. Each Guarantor further waives any right to require that resort be had by the Administrative Agent or any other Secured Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower, Guarantor or any other Person. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by Law, and agrees that such Guarantor’s obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following: (i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any Other Loan Party, the Administrative Agent, any other Secured Party, or any of them, or any other Person, pertaining to the Guaranteed Obligations; (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by the Administrative Agent or any other Secured Party to any Other Loan Party or any other Person liable on the Guaranteed Obligations; or the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to exercise any right or remedy against any Other Loan Party under the provisions of any Loan Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any Other Loan Party under this Agreement; (iii) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Other Loan Party or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Other Loan Party, or any change, restructuring or termination of the corporate structure or existence of any Other Loan Party, or any sale, lease or transfer of any or all of the assets of any

-6- Other Loan Party, or any change in the shareholders, partners, or members of any Other Loan Party; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by Law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any Other Loan Party has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Other Loan Party, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic; (v) any full or partial release of the liability of any Other Loan Party or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that any party other than the Borrower will be liable to perform the Guaranteed Obligations, or that the Secured Parties will look to any other party to perform the Guaranteed Obligations; (vi) the taking or accepting of any other security, collateral or guarantee, or other assurance of payment, for all or any part of the Guaranteed Obligations; (vii) the failure of the Administrative Agent, any other Secured Party or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security; (viii) any payment by any Other Loan Party to the Administrative Agent or any other Secured Party being held to constitute a preference under Title 11 of the United States Code or any similar Federal, foreign or state Law, or for any reason the Administrative Agent or any other Secured Party being required to refund such payment or pay such amount to any Other Loan Party or someone else; (ix) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

-7- (x) the fact that all or any of the Guaranteed Obligations cease to exist by operation of Law, including by way of a discharge, limitation or tolling thereof under applicable Debtor Relief Laws; (xi) the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Loan Party, the Administrative Agent, any other Secured Party or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or (xii) any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, such Guarantor as a matter of Law or equity other than the final payment in full of the Guaranteed Obligations. All waivers herein contained shall be without prejudice to the right of the Administrative Agent at its option to proceed against the Borrower, any Guarantor or any other Person, whether by separate action or by joinder. Section 2.06 Agreement to Pay; Subordination of Subrogation Claims. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent or any other Secured Party as provided above, all rights of such Guarantor against any Other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall (including, without limitation, any rights of a Guarantor arising under Article III of this Agreement) in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations and Discharge of Finance Obligations. No failure on the part of any Other Loan Party or any other Person to make any payments in respect of any subrogation, contribution, reimbursement, indemnity or similar right (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents. Section 2.07 Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Other Loan Party under or with respect to the Guaranteed Obligations is stayed upon the insolvency or bankruptcy of such Other Loan Party, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other agreement or instrument evidencing or securing the Guaranteed Obligations shall nonetheless be payable by the Guarantors hereunder, jointly and severally, forthwith on demand by the Administrative Agent. Section 2.08 No Set-Off. No act or omission of any kind or at any time on the part of any Secured Party in respect of any matter whatsoever shall in any way affect or impair the rights of the

-8- Administrative Agent or any other Secured Party to enforce any right, power or benefit under this Agreement, and no set-off, claim, reduction or diminution of any Guaranteed Obligation or any defense of any kind or nature which any Guarantor has or may have against any Other Loan Party or any Secured Party shall be available against the Administrative Agent or any other Secured Party in any suit or action brought by the Administrative Agent or any other Secured Party to enforce any right, power or benefit provided for by this Agreement other than a defense of payment in full of the Guaranteed Obligations; provided that nothing herein shall prevent the assertion by any Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims which it may have against any Secured Party hereunder or otherwise, but any recovery upon such rights and claims shall be had from such Secured Party separately, it being the intent of this Agreement that each Guarantor shall be unconditionally, absolutely and jointly and severally obligated to perform fully all its obligations, covenants and agreements hereunder for the benefit of each Secured Party. ARTICLE III INDEMNIFICATION, SUBROGATION AND CONTRIBUTION Section 3.01 Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable Law (but subject to Section 2.01(d), 2.01(e) and Section 2.06 above), each Guarantor agrees that if a payment shall be made by any other Guarantor under this Agreement, it shall indemnify such other Guarantor for the full amount of such payment and such other Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment. Section 3.02 Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 2.01(d), 2.01(e) and Section 2.06 above) that, if a payment shall be made by any other Guarantor under this Agreement to satisfy a claim of any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by any Guarantor as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction the numerator of which shall be the net worth of the Contributing Guarantor on the date that the obligation(s) supporting such claim were incurred under this Agreement and the denominator of which shall be the aggregate net worth of all the Guarantors on such date. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment, in each case subject to the provisions of Section 2.06. ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS Section 4.01 Representations and Warranties; Certain Agreements. Each Guarantor hereby represents, warrants and covenants as follows: (a) All representations and warranties contained in the Credit Agreement that relate to such Guarantor and this Agreement are true and correct. (b) The execution, delivery and performance by each Guarantor of this Agreement and of each other Loan Document to which it is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its Organizational Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which such Guarantor is a party or affecting such

-9- Guarantor or the properties of such Guarantor which would reasonably be expected to result in a Material Adverse Effect or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Guarantor or its property is subject which would reasonably be expected to result in a Material Adverse Effect or (iii) violate any Law the effect of which would reasonably be expected to result in a Material Adverse Effect. (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, each Guarantor of this Agreement or of any other Loan Document to which it is a party, except for such approval (or deemed approvals), consents, exemptions, authorizations, actions, notices or filings that have been duly obtained, taken or made and are in full force and effect and except as would not reasonably be expected to result in a Material Adverse Effect. (d) This Agreement, and each other Loan Document to it is a party, has been, when delivered hereunder, will have been, duly executed and delivered by each Guarantor. This Agreement constitutes, and each other Loan Document to which it is a party when so delivered will constitute, a legal, valid and binding obligation of each Guarantor enforceable against such Guarantor in accordance with its terms except as such enforceability may be limited by statutes of limitations, bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally, by defenses of set-off and counterclaim (to the extent not otherwise waived hereunder or under such other Loan Documents), and by general principles of equity, regardless of whether considered in a proceeding in equity or at law. (e) Such Guarantor agrees to comply with each of the covenants contained in the Credit Agreement that impose or purport to impose restrictions or obligations on such Guarantor. (f) Such Guarantor acknowledges that any default in the due observance or performance by such Guarantor of any covenant, condition or agreement contained herein may constitute an Event of Default under Section 8.01 of the Credit Agreement. (g) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived. (h) Such Guarantor has, independently and without reliance upon the Administrative Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Such Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Agreement, and the Board of Directors (or persons performing similar functions in case of a Guarantor which is not a corporation) of such Guarantor has decided that a direct or an indirect benefit will accrue to such Guarantor by reason of the execution of this Agreement. (i) (i) This Agreement is not given with actual intent to hinder, delay or defraud any Person to which such Guarantor is or will become, on or after the date hereof, indebted; and (ii) such Guarantor has received at least a reasonably equivalent value in exchange for entering into this Agreement. Section 4.02 Information. Each of the Guarantors assumes full responsibility for being and keeping itself informed of the financial condition and assets of the Other Loan Parties and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of

-10- the Administrative Agent or any other Secured Party will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks. Section 4.03 Subordination by Guarantors. In addition to the terms of subordination provided for under Section 2.06, each Guarantor hereby subordinates in right of payment all indebtedness of any and all of the Other Loan Parties owing to it, whether originally contracted with such Guarantor or acquired by such Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof. Notwithstanding the foregoing, until such time as the Administrative Agent shall have exercised any remedy pursuant to Section 8.02 of the Credit Agreement (or the principal amount of the Loans shall have become automatically due and payable pursuant to the proviso thereof), the Guarantors shall be permitted to make payments on any such indebtedness so long as such indebtedness is otherwise permitted or not restricted pursuant to the Credit Agreement. ARTICLE V SET-OFF Section 5.01 Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of any Event of Default under the Credit Agreement, each Secured Party (and each of its Affiliates) is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Secured Party (including, without limitation, branches, agencies or Affiliates of such Secured Party wherever located) to or for the credit or account of any Guarantor against obligations and liabilities of such Guarantor then due to the Secured Parties hereunder or under the other Loan Documents, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Secured Party subsequent thereto. Each Guarantor hereby agrees that to the extent permitted by law any Person purchasing a participation in a Loan or a Note whether or not acquired pursuant to the arrangements provided for in Section 10.06 of the Credit Agreement, may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Secured Party. ARTICLE VI MISCELLANEOUS Section 6.01 Notices. (a) Notices Generally. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile or email transmission) and mailed, emailed, faxed or delivered, to the address, facsimile number or (subject to paragraph (b) below) electronic mail address specified for notices: (i) in the case of any Guarantor, as specified for such Person in or pursuant to Section 10.02 of the Credit Agreement; (ii) in the case of the Administrative Agent or any Lender, as specified in or pursuant to Section 10.02 of the Credit Agreement; or (iii) in the case of any party, at such other address as shall be designated by such party in a notice to the Administrative Agent and each other party hereto. Notices and other communications hereunder sent by hand or overnight courier service, or mailed by certified or registered mail, shall be

-11- deemed to have been given when received; notices and other communications sent by facsimile or email shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). (b) Electronic Communications. Notices and other communications to the Secured Parties hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Secured Party if such Secured Party has notified the Administrative Agent that it is incapable of receiving notices by electronic communication. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Section 6.02 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Guarantors may assign or transfer any of its interests and obligations without prior written consent of the Administrative Agent (and any such purported assignment or transfer without such consent shall be void). Upon the assignment by the Administrative Agent or any Secured Party of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitments and the Loans owing to it) or any other Loan Document to any other Person permitted under the Credit Agreement, such other Person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise. Section 6.03 No Waivers; Non-Exclusive Remedies. No failure or delay on the part of the Administrative Agent or any other Secured Party to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Agreement or any other Loan Document, or other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by Law. Section 6.04 Enforcement. The Secured Parties agree that this Agreement may be enforced only by the action of the Administrative Agent (acting upon the instructions of the Required Lenders if required under the Loan Documents) and that no other Secured Party shall have any right individually to seek to enforce this Agreement, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Secured Parties upon the terms of this Agreement; provided, however, that the foregoing shall not prohibit (i) any Lender from exercising setoff rights in accordance with Section 5.01 or (ii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Guarantors under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then in addition to the matters set forth in the preceding proviso and subject to the Credit Agreement, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Section 6.05 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Guarantor directly affected by such amendment or waiver (it being understood that the addition or release of any Guarantor hereunder shall not constitute an amendment or waiver affecting any Guarantor other

-12- than the Guarantor so added or released) and the Administrative Agent (with the consent of the Required Lenders or, to the extent required by Section 10.01 of the Credit Agreement, such other portion of the Lenders as may be specified therein). Section 6.06 Joinder Agreements. If, at the option of the Borrower or as required pursuant to Section 6.12 of the Credit Agreement, the Borrower shall cause any Subsidiary of the Borrower that is not a Guarantor to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder to Guaranty substantially in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Effective Date. Section 6.07 Governing Law; Submission to Jurisdiction. (a) GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. (i) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY FINANCE PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE OTHER PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. (ii) EACH OF THE PARTIES HERETO (OTHER THAN THE GUARANTORS) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OF THE GUARANTORS IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN (x) THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF OR (y) THE COURTS OF THE JURISDICTION OF INCORPORATION OR FORMATION OF THE APPLICABLE GUARANTOR AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. (iii) EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING REFERRED TO IN THIS PARAGRAPH (b) SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

-13- (c) WAIVER OF VENUE. (i) EACH OF THE PARTIES HERETO (OTHER THAN THE GUARANTORS) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b)(i) OF THIS SECTION. EACH OF THE PARTIES HERETO (OTHER THAN THE GUARANTORS) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (ii) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b)(ii) OF THIS SECTION. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Section 6.08 Limitation of Law; Severability. (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all of the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law. (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law: (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction. Section 6.09 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

-14- Section 6.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 6.11 Termination. This Agreement shall terminate and have no further force or effect upon the Discharge of Finance Obligations. Section 6.12 Conflict. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control. [Signature pages follow]

[Signature Page to Guaranty] IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the day and year first above written. [GUARANTOR] By: Name: Title:

[Signature Page to Guaranty] Agreed to and Accepted: ROYAL BANK OF CANADA, as Administrative Agent By: Name: Title:

ANNEX 1 TO GUARANTY FORM OF JOINDER TO GUARANTY This JOINDER TO GUARANTY, dated as of [●], 20[●], is delivered pursuant to Section 6.06 of the Guaranty, dated as of [●], 20[●], by among each of the entities listed on the signature pages thereof and that becomes a party thereto pursuant to Section 6.06 (collectively, the “Guarantors”), Royal Bank of Canada, as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders and each other Secured Party (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”). Capitalized terms used herein without definition are used as defined in the Guaranty. By executing and delivering this Joinder to Guaranty, the undersigned, as provided in Section 6.06 of the Guaranty, hereby (a) becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein and (b) expressly assumes all obligations and liabilities of a Guarantor thereunder. The undersigned hereby agrees to be bound as a Guarantor for the purposes of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty applicable to it is true and correct in all material respects (or (A) if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date, (B) in the case of Section 5.05(a) of the Credit Agreement, such representations and warranties shall be deemed to refer to the most recent financial statements furnished by the Borrower thereunder, (C) in the case of Section 5.05(b) of the Credit Agreement, such representations and warranties shall be deemed to refer to the most recent audited statements furnished by the Borrower thereunder and (D) in the case of those representations and warranties which are qualified by materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects). This Joinder to Guaranty Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Page to Joinder to Guaranty] IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS JOINDER TO GUARANTY TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN. [Additional Guarantor] By: Name: Title:

[Signature Page to Joinder to Guaranty] ACKNOWLEDGED AND AGREED as of the date first above written: ROYAL BANK OF CANADA, as Administrative Agent By: Name: Title:

EXHIBIT G Form of Solvency Certificate SOLVENCY CERTIFICATE November [●], 2022 This Solvency Certificate (this “Certificate”) is being executed and delivered pursuant to Section 5(b)(iv) of that certain Credit Agreement, dated as of November 22, 2022, by and among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. The undersigned, solely in such undersigned’s capacity as Chief Financial Officer of the Borrower, and not in any individual capacity and without personal liability, hereby certifies to the Administrative Agent on behalf of the Loan Parties, as follows: 1. The undersigned is familiar with the business and financial position of the Loan Parties, taken as a whole and is duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Credit Agreement. 2. Immediately after giving effect to transactions contemplated by the Credit Agreement: (A) the fair value of the property of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of the Borrower and its Subsidiaries, on a consolidated basis; (B) the present fair saleable value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability on the debts of the Borrower and its Subsidiaries, on a consolidated basis, as they become absolute and matured in the ordinary course of business; (C) the Borrower and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability, on a consolidated basis, to pay such debts and liabilities as they mature in the ordinary course of business; and (D) the Borrower and its Subsidiaries are not engaged in a business or a transaction, and are not about to engage in a business or transaction, for which the capital of the Borrower and its Subsidiaries, on a consolidated basis, would constitute unreasonably small in relation to the business of the Borrower and its Subsidiaries, on a consolidated basis, contemplated as of the date hereof. G-1 Form of Solvency Certificate

EXHIBIT G G-2 Form of Solvency Certificate For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. [Remainder of Page Intentionally Left Blank]

EXHIBIT G G-3 Form of Solvency Certificate IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above. MIDWEST HOLDING INC., as Borrower By:___________________________ Name: Title:

EXHIBIT H Form of Security Agreement (See attached.)

SECURITY AGREEMENT among MIDWEST HOLDING INC., as the Borrower, Each Other Grantor From Time to Time Party Hereto and ROYAL BANK OF CANADA, as Collateral Agent Dated as of November 22, 2022

Table of Contents Page ARTICLE I. DEFINED TERMS ...........................................................................................................................1 Section 1.1 Definitions.....................................................................................................................1 Section 1.2 Certain Other Terms......................................................................................................5 ARTICLE II. GRANT OF SECURITY INTEREST.............................................................................................5 Section 2.1 Collateral.......................................................................................................................5 Section 2.2 Grant of Security Interest in Collateral.........................................................................6 ARTICLE III. REPRESENTATIONS AND WARRANTIES..............................................................................6 Section 3.1 Title; No Other Liens....................................................................................................6 Section 3.2 Perfection and Priority ..................................................................................................6 Section 3.3 Jurisdiction of Organization; Chief Executive Office...................................................7 Section 3.4 Locations of Inventory, Equipment and Books and Records........................................7 Section 3.5 Pledged Securities.........................................................................................................7 Section 3.6 Intellectual Property......................................................................................................7 Section 3.7 Commercial Tort Claims...............................................................................................8 Section 3.8 Enforcement..................................................................................................................8 ARTICLE IV. COVENANTS ...............................................................................................................................8 Section 4.1 Maintenance of Perfected Security Interest; Further Documentation...........................8 Section 4.2 Changes in Locations, Name, Etc. ..............................................................................10 Section 4.3 Pledged Securities.......................................................................................................10 Section 4.4 Investment Property ....................................................................................................11 Section 4.5 Intellectual Property....................................................................................................11 Section 4.6 Notice of Commercial Tort Claims.............................................................................12 ARTICLE V. REMEDIAL PROVISIONS..........................................................................................................12 Section 5.1 Code and Other Remedies...........................................................................................12 Section 5.2 Accounts and Payments in Respect of General Intangibles........................................14 Section 5.3 Pledged Securities.......................................................................................................15 Section 5.4 Proceeds to be Turned over to and Held by Collateral Agent ....................................15 Section 5.5 Sale of Pledged Securities...........................................................................................16 Section 5.6 Deficiency ...................................................................................................................17 ARTICLE VI. THE COLLATERAL AGENT ....................................................................................................17 Section 6.1 Authority of Collateral Agent .....................................................................................17 Section 6.2 Duty; Obligations and Liabilities................................................................................17 Section 6.3 Registration in Nominee Name; Denominations........................................................18 Section 6.4 Collateral Agent Not a Partner or Limited Liability Company Member....................18 ARTICLE VII. MISCELLANEOUS...................................................................................................................19 Section 7.1 Release of Collateral ...................................................................................................19 i

Table of Contents
(continued)

		Page
Section 7.2	Independent Obligations	19
Section 7.3	No Waiver by Course of Conduct	19
Section 7.4	Amendments in Writing	20
Section 7.5	Additional Grantors	20
Section 7.6	Notices	20
Section 7.7	Successors and Assigns	20
Section 7.8	Counterparts	20
Section 7.9	Severability	20
Section 7.10	Governing Law	21
Section 7.11	Jurisdiction, Etc.; Waiver of Jury Trial	21
Section 7.12	Security Interest Absolute	21
Section 7.13	Survival of Representations and Warranties	21
Section 7.14	Mortgages	21

ANNEXES AND SCHEDULES

Annex 1 Form of Joinder to Security Agreement
Annex 2 Form of [Copyright][Patent][Trademark] Security Agreement

Schedule 1 Commercial Tort Claims
Schedule 2 Filing Offices
Schedule 3 Jurisdiction of Organization; Chief Executive Offices
Schedule 4 Locations of Collateral
Schedule 5 Pledged Securities
Schedule 6 Intellectual Property

ii

SECURITY AGREEMENT (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, this “Agreement”), dated as of November 22, 2022, by Midwest Holding Inc., a Delaware corporation (the “Borrower”), each of the other entities that becomes a party hereto pursuant to Section 7.5 (collectively, with the Borrower, the “Grantors”), Royal Bank of Canada, as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Collateral Agent”) for the Lenders and each other Secured Party. W I T N E S E T H: WHEREAS, pursuant to the Credit Agreement dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, the Secured Hedging Counterparties (if any) have agreed to enter into and/or maintain one or more Secured Hedging Agreements and the Cash Management Banks have agreed to enter into and/or maintain Secured Cash Management Agreements, in each case, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedging Agreements and in such Secured Cash Management Agreements, as applicable; WHEREAS, each Grantor (other than the Borrower), if any, has agreed to guarantee the Obligations (as defined in the Credit Agreement) of the Borrower pursuant to the terms of the Guaranty (as defined in the Credit Agreement); WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement; and, the entering into and/or maintaining by the Secured Hedging Counterparties (if any) of Secured Hedging Agreements with any Grantor, and the entering into and/or maintaining by the Cash Management Banks (if any) of Secured Cash Management Agreements with any Grantor; and WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, that the Grantors shall have executed and delivered this Agreement to the Collateral Agent; NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows: ARTICLE I. DEFINED TERMS Section 1.1 Definitions. (a) Capitalized terms used herein without definition are used as defined in the Credit Agreement. (b) The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “account”, “account debtor”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “deposit 1 account”, “document”, “electronic chattel paper”, “equipment”, “fixture”, “general intangible”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit right”, “proceeds”, “record”, “securities account”, “security”, “security entitlements”, “supporting obligation” and “tangible chattel paper”. (c) The following terms shall have the following meanings: “Agreement” has the meaning specified in the preamble. “Applicable IP Office” means the United States Patent and Trademark Office or the United States Copyright Office, as applicable. “Collateral” has the meaning specified in Section 2.1. “Collateral Agent” has the meaning specified in the preamble. “Copyrights”means all rights, title and interests in copyrights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. “Credit Agreement” has the meaning specified in the recitals. “Excluded Equity” means (i) any Equity Interest in any regulated investment advisor, any Insurance Company or any parent entity of any Insurance Company, in each case to the extent a pledge of such Equity Interest would require regulatory approval from the Applicable Insurance Regulatory Authority (in the case of any Insurance Company or parent entity of an Insurance Company) or applicable securities regulatory authority (in the case of a regulated investment advisor) and (ii) any issued and outstanding Equity Interests in a Subsidiary of the Borrower that is (w) a CFC, (x) a CFC Holdco, (y) a Subsidiary of a CFC or (z) a Subsidiary of a CFC Holdco, other than, in the case of any direct subsidiary of a Grantor which direct subsidiary is (A) a CFC or (B) a CFC Holdco, 65% of the outstanding voting equity interests and 100% of the outstanding non-voting equity interests of such CFC or CFC Holdco. “Excluded Property” means, collectively, (i) Excluded Equity; (ii) any rights or interests in any lease, license, permit, contract, agreement or other Contractual Obligation entered into by any Grantor, or the assets subject thereto, if under the terms of such lease, license, permit, contract, agreement or other Contractual Obligation, or any applicable Law with respect thereto, the valid grant to the Collateral Agent (or any Secured Party) of a Lien therein or in such assets (or the perfection thereof) is prohibited, or would violate or invalidate such lease, license, permit, contract, agreement or other Contractual Obligation or create a right of termination in favor of any other party thereto (that is not a Grantor or other Subsidiary) or trigger a “change of control” or similar provision or permit any other party thereto (that is not a Grantor or other Subsidiary) to amend or otherwise modify any right, benefit and/or obligation of any Grantor or otherwise require any Grantor or Subsidiary thereof to take any action that is materially adverse to its interests, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition, limitation, restriction or right; provided, however, that, notwithstanding the foregoing, “Excluded Property” shall not 2 include any such lease, license, permit, contract, agreement or other Contractual Obligation not subject to the prohibitions specified above; (iii) (x) any leasehold real property interests and (y) any fee-owned real property (other than Mortgaged Property); (iv) those assets as to which the Borrower and the Collateral Agent reasonably determine that the cost, burden, difficulty or consequence of granting or perfecting a security interest therein outweighs or is disproportionate to, or would be excessive in light of, the practical benefit to the Secured Parties of the security to be afforded thereby (including after accounting for any material adverse effects on taxes, interest deductibility, stamp duty, registration taxes and notarial costs); (v) any assets to the extent the grant or perfection of a security interest in such assets would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Collateral Agent; (vi) any intent-to-use Trademark application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto; (vii) margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System); (viii) any assets the grant or perfection of a security interest in which would require consent, approval, license or other authorization from any Governmental Authority that has not been obtained (provided there shall be no obligation to request, seek or obtain such consent, approval, license or other authorization), after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law; and (ix) commercial tort claims with a value that would not reasonably be expected to exceed $1,000,000 for which a claim has been filed in a court of competent jurisdiction; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property). “Grantor” has the meaning specified in the preamble. “Intellectual Property” means all rights, title and interests in intellectual property owned by a Grantor, including all Copyrights, Patents, Trademarks, internet domain names and trade secrets. “Issuer” has the meaning specified in Section 4.3(d). “Notice of Control” has the meaning set forth in Section 4.3(d). “Patents” means all rights, title and interests in letters patent and applications therefor and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of such, as applicable. “Pledged Certificated Equity Interests” means all certificated securities and any other Equity Interests, other than any Excluded Equity, of any direct Subsidiary of a Grantor evidenced by a certificate, instrument or other similar document, in each case owned by any Grantor, including all Equity Interests 3 listed on Schedule 5. Pledged Certificated Equity Interests excludes any Excluded Property (including, for the avoidance of doubt, any Excluded Equity) and any cash equivalents. “Pledged Debt Instruments” means all right, title and interest of any Grantor in instruments evidencing any Indebtedness (in each case, in excess of $1,000,000 individually) owed to such Grantor issued by the obligors named therein. Pledged Debt Instruments excludes any Excluded Property and any cash equivalents. “Pledged Equity Interests” means all Pledged Certificated Equity Interests and all Pledged Uncertificated Equity Interests. “Pledged Investment Property” means any investment property of any Grantor, other than any Pledged Equity Interests or Pledged Debt Instruments. Pledged Investment Property excludes any Excluded Property and any cash equivalents. “Pledged Securities” means, collectively, the Pledged Equity Interests and the Pledged Debt Instruments. “Pledged Uncertificated Equity Interests” means any Equity Interests of any Person that is owned by a Grantor that is not Pledged Certificated Equity Interests, including all right, title and interest of any Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Equity Interests or as a member of any limited liability company, all right, title and interest of any Grantor in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, including in each case those interests set forth on Schedule 5, to the extent such interests are not certificated. Pledged Uncertificated Equity Interests excludes any Excluded Property (including, for the avoidance of doubt, any Excluded Equity) and any cash equivalents. “Secured Obligations” has the meaning ascribed to the term "Obligations" in the Credit Agreement. “Software” means (a) all computer programs, including source code and object code versions, (b)all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing, in each case, owned or exclusively licensed by any Grantor. “Trademarks” means all rights, title and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any applicable Law, any of the attachment, perfection or priority of the Collateral Agent’s or any other Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions. Section 1.2 Certain Other Terms. (a) Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof. 4

(b) Sections 1.2 (Other Interpretive Provisions), 1.3 (Accounting Terms), 1.4 (Rounding), 1.5 (Times of Day), 1.6 (Timing of Payment or Performance), 1.7 (Pro Forma Compliance) and 1.8 (Compliance with this Agreement) of the Credit Agreement are each applicable to this Agreement. ARTICLE II. GRANT OF SECURITY INTEREST Section 2.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interest is collectively referred to as the “Collateral”: (a) all accounts, chattel paper, cash, deposit accounts, securities accounts, commodities accounts, documents, equipment, general intangibles, instruments, inventory, investment property, letter-of-credit rights and any supporting obligations related to any of the foregoing; (b) the commercial tort claims for which a claim has been filed in a court of competent jurisdiction the value of which would reasonably be expected to exceed $1,000,000 described on Schedule 1 and on any supplement thereto received by the Collateral Agent pursuant to Section 4.6; (c) all books and records pertaining to the other property described in this Section 2.1; (d) all property of such Grantor held by any Secured Party, including all property of every description, in the custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including but not limited to cash; (e) all other goods(including but not limited to fixtures) and personal property ofsuch Grantor, whether tangible or intangible and wherever located; (f) all Intellectual Property; (g) all Pledged Securities; (h) all Pledged Equity Interests, in each case including all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity Interests and all warrants, rights or options issued thereon or with respect thereto; (i) all Pledged Debt Instruments, in each case including all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Pledged Debt Instruments; provided that the Pledged Debt Instruments shall not include, and no Lien shall attach to, and no representation, warranty or covenant contained herein shall apply to, any Excluded Property; (j) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (h) and (i) above; and (k) to the extent not otherwise included, all proceeds of the foregoing; 5 provided, however, that notwithstanding anything to the contrary in this Agreement the Collateral shall not include any Excluded Property; provided, further, that, if and when any property shall cease to be Excluded Property, such property shall be deemed to be “Collateral”. Section 2.2 Grant of Security Interest in Collateral. Each Grantor, as collateral security for the Secured Obligations, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor. ARTICLE III. REPRESENTATIONS AND WARRANTIES To induce the Lenders and the Collateral Agent to enter into the Loan Documents, each Grantor hereby represents and warrants each of the following to the Collateral Agent, the Lenders and the other Secured Parties: Section 3.1 Title; No Other Liens. Except for the Lien granted to the Collateral Agent pursuant to this Agreement and other Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens. Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien, other than Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement. Section 3.2 Perfection and Priority. The security interest granted pursuant to this Agreement constitutes a valid and continuing security interest in favor of the Collateral Agent for the benefit of the Secured Parties in all Collateral under applicable United States law and such security interest shall be perfected for the following Collateral and subject to the occurrence of the following: (a) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings at the offices specified on Schedule 2 and (b) in the case of all United States Copyrights, Trademarks and Patents included in the Collateral for which UCC filings are insufficient, all appropriate filings having been timely made with the Applicable IP Office (provided, however, that additional filings may be required with the Applicable IP Office, to perfect the Collateral Agent’s security interest in any Copyrights, Trademarks and Patents included in the Collateral acquired after the date hereof). Such security interest shall be prior to all other Liens on the Collateral except for Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement upon (i) in the case of all Pledged Certificated Equity Interests, Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to the Collateral Agent of such Pledged Certificated Equity Interests, Pledged Debt Instruments and Pledged Investment Property (other than, in each case, checks received in the ordinary course of business) consisting of instruments and certificates, in each case properly endorsed for transfer to the Collateral Agent or in blank and (ii) in the case of all Pledged Investment Property (other than checks received in the ordinary course of business) not in certificated form, the execution of control agreements with respect to such investment property. Section 3.3 Jurisdiction of Organization; Chief Executive Office. Such Grantor’s jurisdiction of organization or registration, legal name and organizational or registration identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 3. Except as set forth on Schedule 3, as of the date hereof, such Grantor has not acquired the controlling Equity Interests of another Person or substantially all of the assets of another Person within the past five (5) years. 6

Section 3.4 Locations of Inventory, Equipment and Books and Records. As of the date hereof, such Grantor’s inventory and equipment (other than inventory and equipment in transit or out for repair or laptop computers, cellular telephones and/or other electronic devices held by employees in the ordinary course of business, and other than inventory or equipment having a value not exceeding $1,000,000 individually or in the aggregate) and books and records concerning the Collateral (other than books and records that are held by employees or other Affiliates in the ordinary course of business or maintained electronically, including by utilizing cloud-based platforms or similar systems) are kept at the locations listed on Schedule 4. Section 3.5 Pledged Securities. (a) The Pledged Equity Interests pledged by such Grantor hereunder (i) as of the date hereof, are listed on Schedule 5, are directly owned of record by such Grantor, whether the applicable Pledged Equity Interest is certificated, and the certificate number (if any) of, and constitutes that percentage of the issued and outstanding Equity Interests of all classes of each issuer thereof as set forth on Schedule 5, and (ii) to such Grantor’s knowledge has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Equity Interests in limited liability companies and partnerships). The Pledged Debt Instruments pledged by such Grantor hereunder (i) as of the date hereof, are listed on Schedule 5, are directly owed to such Grantor, and (ii) to such Grantor’s knowledge, are legal, valid and binding obligations of the issuers thereof, subject to applicable Debtor Relief Laws and general principles of equity and principles of good faith and fair dealing (to the best of such Grantor’s actual knowledge solely with respect to Pledged Debt Instruments issued by a Person other than any Grantor or any of their respective wholly owned Subsidiaries). Such Grantor has the power and authority to pledge the Pledged Securities pledged by it hereunder in the manner hereby done or contemplated. (b) By virtue of the execution and delivery by such Grantor of this Agreement, when any Pledged Certificated Equity Interests and associated transfer powers are delivered to, and held in continued possession by, the Collateral Agent in the State of New York in accordance with this Agreement, the Collateral Agent for the benefit of the Secured Parties will obtain a legal, valid and first-priority (subject only to Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement) perfected lien upon and security interest in such Pledged Certificated Equity Interests as security for the payment and performance of the Secured Obligations. Section 3.6 Intellectual Property. (a) Schedule 6 sets forth a true and complete list of the Patent registrations and applications, Trademark registrations and applications, and Copyright applications and registrations owned by such Grantor as of the date hereof that are included in the Collateral, including for each of the foregoing (1) the owner, (2) the name or title and (3) as applicable, the registration or application number and registration or application date. Schedule 6 also sets forth a true and complete list of all licenses to which such Grantor is a party, pursuant to which such Grantor is licensed or otherwise granted any exclusive rights to any Copyright applications or registrations. (b) On the date hereof, all registrations of Intellectual Property included in the Collateral owned by such Grantor are subsisting and unexpired and, to the knowledge of such Grantor, all registrations of Intellectual Property owned by such Grantor are valid and enforceable, in each case, other than as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no pending (or, to the knowledge of such Grantor, threatened in writing) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes challenging the ownership, use, validity, enforceability of, or such Grantor’s rights in, any Intellectual Property owned by such Grantor other than in each case, as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. To such Grantor’s knowledge, 7 no Person in the past three (3) years has been or is infringing, misappropriating or diluting any Intellectual Property or misappropriating any Software, in each case, owned by such Grantor and included in the Collateral other than as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 3.7 Commercial Tort Claims. The only commercial tort claims of such Grantor existing on the date hereof (if any), to such Grantor’s knowledge for which a claim has been filed in a court of competent jurisdiction, in each case with a value which would reasonably be expected to exceed $1,000,000, are those listed on Schedule 1. Section 3.8 Enforcement. As of the date hereof, no permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Collateral Agent of its rights (including voting rights but subject to the limitations of Section 5.3(a)) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except (a) as may be required in connection with the enforcement of remedies over Pledged Securities issued by a foreign Subsidiary, (b) as may be required in connection with the disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, (c) any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral, (d) other notice required by non-waivable provisions of the UCC, (e) in the event of any insolvency proceeding of such Grantor, as may be required under the Bankruptcy Code or (f) as described in Section 5.1(g). ARTICLE IV. COVENANTS Each Grantor agrees with the Collateral Agent to the following until the Commitments have expired or been terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) have been paid in full: Section 4.1 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantorshall maintain the security interest created by this Agreement in the Collateral as a perfected (to the extent this Agreement requires it to be perfected) security interest having at least the priority described in, and subject to, Section 3.2 and shall take commercially reasonable actions to defend such security interest and such priority against the claims and demands of all Persons except (x) against any Persons holding Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement and (y) to the extent that the Collateral Agent and the Borrower reasonably agree that the cost of such defense is excessive in relation to the benefit to the Lenders of such security interest and priority. (b) Subject to Section 6.12 of the Credit Agreement, at any time and from time to time, upon the reasonable written request of the Collateral Agent, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar requirements of Law) in effect in any United States jurisdiction with respect to the security interest created hereby and (ii) take such further actions as the Collateral Agent may reasonably request in writing; provided that, notwithstanding anything to the contrary, including clauses (i) and (ii) above, the Grantors shall not be required (i) to request, seek or obtain any consent to or approval for the assignment to or for 8 the benefit of the Collateral Agent of any Contractual Obligation, including any Intellectual Property licenses included in the Collateral or (ii) to take any action inconsistent with Section 6.12 of the Credit Agreement. (c) Prior to the occurrence of the Commitments expiring or being terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) being paid in full or release of such Grantor in accordance with the Loan Documents, each Grantor authorizes the Collateral Agent and its Related Parties, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral (which would not add new collateral or add a debtor, except as otherwise provided for herein or in any other Loan Document, including in connection with any joinder agreement executed pursuant to Section 7.5) in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect, or continue or maintain perfection of, the security interests of the Collateral Agent under this Agreement, and such financing statements and amendments may describe the Collateral covered thereby as “all assets of the debtor” or words of similar import. (d) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not expressly permitted pursuant to Section 6.07 or Section 7.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and such Grantor jointly and severally agrees with each other Grantor to reimburse the Collateral Agent within ten (10) Business Days of receipt of a reasonably detailed written invoice for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of such Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents. (e) Such Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable to the extent provided in Section 10.04 of the Credit Agreement, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby. Section 4.2 Changes in Locations, Name, Etc. Such Grantor shall provide notice to the Collateral Agent and deliver to the Collateral Agent all documents reasonably requested by the Collateral Agent in writing to maintain the validity, perfection and priority of the Liens and security interests provided for herein (subject in any event to the limitations described in Section 4.1(b)), together with the delivery of the Compliance Certificate for the applicable fiscal quarter (or, in the case of the fourth fiscal quarter of 9 any fiscal year, the related fiscal year) and, in any event, in sufficient time to enable all filings to be made within any applicable statutory period under the UCC that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all Collateral in which a security interest may be perfected by filing of a financing statement under the UCC (or such longer period as the Collateral Agent may agree in its sole discretion), after the occurrence of any of the following events during any such fiscal quarter (if any): (i) such Grantor shall change its jurisdiction of organization or its location (within the meaning of Section 9-307 of the UCC), in each case from that referred to in Section 4.3; or (ii) such Grantor shall change its legal name or organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure. Section 4.3 Pledged Securities. (a) Delivery of Pledged Certificated Equity Interests and Pledged Debt Instruments. (i) Such Grantor shall deliver to the Collateral Agent, in suitable form for transfer and in form and substance reasonably satisfactory to the Collateral Agent, all Pledged Certificated Equity Interests and Pledged Debt Instruments (i) not later than five (5) Business Days after the Effective Date (or such date set forth in Section 6.12 of the Credit Agreement or such later date as may be agreed by the Collateral Agent in its sole discretion), in the case of any Pledged Certificated Equity Interests and Pledged Debt Instruments of such Grantor as of the Effective Date and (ii) with respect to any Pledged Certificated Equity Interests and Pledged Debt Instruments acquired by such Grantor after the Effective Date, subject to and within the time periods required by Section 6.12 of the Credit Agreement. (ii) Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be attached hereto as Schedule 5 or deemed to supplement Schedule 5 and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of the pledge hereunder of such Pledged Securities. Each schedule so delivered after the Effective Date shall supplement any prior schedules so delivered. (iii) The pledge and security interest granted in Section 2.1 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any Pledged Security. (b) Cash Distributions with respect to Pledged Securities. Except as provided in Article V and subject to the limitations set forth in Section 7.04 of the Credit Agreement (if any), such Grantor shall be entitled to receive all distributions paid in respect of the Pledged Securities. (c) Voting Rights. Except as provided in Article V, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Securities. (d) Issuer Control. Each Grantor that is an issuer of any Pledged Uncertificated Equity Interests (each, an “Issuer”) shall, upon the occurrence and during the continuance of an Event of Default subject to the notice requirements of Section 5.3(a), comply with all instructions originated by the Collateral Agent concerning such Pledged Uncertificated Equity Interests without further consent by the beneficial 10 owner of such Pledged Uncertificated Equity Interests or any other Grantor. Until an Issuer receives a written notice from Collateral Agent that Collateral Agent will exercise control over such Pledged Uncertificated Equity Interests in accordance with Section 5.3(a) (a “Notice of Control”), such Issuer may comply with instructions originated by any Grantor concerning such Pledged Uncertificated Equity Interests and, subject to the limitations set forth in the Credit Agreement, may distribute to the Grantors all interest, distributions, dividends and other payments on such Pledged Uncertificated Equity Interests. (e) Article 8 Opt-In. No Grantor shall permit any limited liability company or limited partnership interest that constitutes Pledged Uncertificated Equity Interests (other than Excluded Equity) of a Subsidiary of such Grantor to be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interest shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction and (ii) such certificate shall be delivered to the Collateral Agent in accordance with Section 4.3(a) above. Section 4.4 Investment Property. Except in connection with any Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement, no Grantor shall grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Collateral Agent. Section 4.5 Intellectual Property. (a) Each Grantor shall execute and deliver to the Collateral Agent in form and substance reasonably acceptable to the Collateral Agent and suitable for filing in the Applicable IP Office, short-form intellectual property security agreements substantially in the form attached hereto as Annex 2 for all registered U.S. Copyrights (including exclusive Copyright licenses), registered U.S. Trademarks, U.S. issued Patents, and all applications for each of the foregoing owned by such Grantor to the extent constituting Collateral, as of the Effective Date and in accordance with Section 4.5(b). (b) Together with each Compliance Certificate for any fiscal quarter (or, in the case of the fourth fiscal quarter of any fiscal year, the related fiscal year) that includes any addition to Schedule 6 that does not constitute Excluded Property for such Grantor, such Grantor shall provide the Collateral Agent notification thereof and the applicable short-form intellectual property agreements as described in this Section 4.5. (c) With respect to each registered Trademark, Patent, or Copyright as applicable, included in the Collateral, such Grantor shall (i) (A) continue to use each registered Trademark owned by such Grantor to the extent necessary to maintain such Trademark in full force and effect, free from any claim of abandonment for non-use, (B) maintain at least substantially the same standards of quality of products and services offered under such Trademark as are currently maintained, and (C) use such Trademark, Patent and Copyright with the appropriate notice of registration and all other notices and legends to the extent required by applicable Law and (ii) not do any act or knowingly omit to do any act whereby (x) such Trademark (or any goodwill associated therewith) or Patent may become destroyed, invalidated, impaired or harmed in any material respect or (y) any portion of the registered Copyrights owned by such Grantor may become invalidated, otherwise impaired or fall into the public domain (other than at the end of its applicable statutory term) or, in each of clauses (i) and (ii) above, other than as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) In the event that such Grantor becomes aware that any material Intellectual Property owned by such Grantor is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party or any material Software owned by such Grantor is or has been misappropriated by any third party, such Grantor shall take such action, if any, as it reasonably deems appropriate under the circumstances in 11 response thereto, including, if appropriate (as reasonably determined by such Grantor in good faith), promptly bringing suit and seeking damages therefor. Section 4.6 Notice of Commercial Tort Claims. Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim with a value reasonably expected to exceed $1,000,000 (whether from another Person or because such commercial tort claim shall have come into existence) for which a claim has been filed in a court of competent jurisdiction, (i) such Grantor shall, upon obtaining knowledge of such acquisition or existence, deliver to the Collateral Agent, in each case in form and substance reasonably satisfactory to the Collateral Agent and within the time period required for taking actions in respect of after-acquired property under Section 6.12 of the Credit Agreement, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a description of such commercial tort claim that is sufficient to identify it for the purposes of granting a Lien under Article 9 of the UCC, (ii) Section 2.1 shall apply to such commercial tort claim and (iii) such Grantor shall execute and deliver to the Collateral Agent, in each case in form and substance reasonably satisfactory to the Collateral Agent, any document, and take all other action, deemed by the Collateral Agent to be reasonably necessary for the Collateral Agent to obtain, for the benefit of the Secured Parties, a perfected security interest having at least the priority set forth in Section 3.2 in all such commercial tort claims, but subject in any event to the limitations described in Section 4.1(b). Any supplement to Schedule 1 delivered pursuant to this Section 4.6 shall, after the receipt thereof by the Collateral Agent, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt. ARTICLE V. REMEDIAL PROVISIONS Section 5.1 Code and Other Remedies. (a) UCC Remedies. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable Law. (b) Disposition of Collateral. Without limiting the generality of the foregoing, the Collateral Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable Law), upon the occurrence and during the continuance of any Event of Default (personally or through its agents or attorneys), (i) to the extent lawful and permitted enter upon the premises where any Collateral is located for a reasonable period, without any obligation to pay rent, through self- help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on the Collateral Agent’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral, (iii) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (iv) sell, assign, convey, transfer, grant option or options to purchase and deliver any Collateral (or enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, provided that, to the extent 12 notice is required by applicable Law, the Collateral Agent shall give such Grantor at least ten (10) days’ prior notice of such disposition (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions). The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Any Secured Party shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released, and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose on and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 6.1(b) shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions. (c) Management of the Collateral. Each Grantor agrees, that, upon the occurrence and during the continuance of any Event of Default, (i) it shall assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, the Collateral Agent also has the right to require that each Grantor store and keep any Collateral pending further action by the Collateral Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Collateral Agent is able to sell, assign, convey or transfer any Collateral, the Collateral Agent shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent and (iv) the Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Collateral Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Collateral Agent. (d) Application of Proceeds. The Collateral Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 5.1 as set forth in the Credit Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any applicable Law, need the Collateral Agent account for the surplus, if any, to any Grantor. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations. (e) Remedies Generally. Neither the Collateral Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor. All of the rights and remedies of the Collateral Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or 13 concurrently and not exclusive of any other rights or remedies provided by any applicable Law. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any other Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. (f) IP Licenses. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 5.1 and during the continuance of any Event of Default (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral), at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties and to the extent of such Grantor’s rights therein and to the extent permitted by the applicable licenses or other agreements related thereto, an irrevocable, nonexclusive, worldwide license (exercisable only during the continuance of an Event of Default and without payment of royalty or other compensation to such Grantor) to, use and practice and sublicense any Intellectual Property included in the Collateral now owned or hereafter acquired by such Grantor, including access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof (in each case to the extent that such Grantor is permitted to grant such license and access under the applicable licenses or other agreements related thereto). (g) Insurance Regulatory Approval. Notwithstanding anything herein to the contrary, any foreclosure or exercise of remedies with respect to any Collateral (including exercise of voting rights with respect to, or the transfer of, any Pledged Equity Interests) shall be subject to the prior written consent and approval of the Applicable Insurance Regulatory Authority to the extent required by applicable Law. Section 5.2 Accounts and Payments in Respect of General Intangibles. (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, at any time upon the occurrence and during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles that constitute Collateral, when collected by any Grantor, shall be promptly (and, in any event, within five (5) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent, in a cash collateral account, subject to withdrawal by the Collateral Agent as provided in Section 5.4. (b) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times. Section 5.3 Pledged Securities. 14

(a) Voting Rights. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its nominee may, upon prior written notice from the Collateral Agent, exercise (i) any voting, consent, corporate and other right pertaining to the Pledged Securities at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Securities and (ii) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Securities as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Securities upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Equity Interests, the right to deposit and deliver any Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine and the right to cause the Pledged Securities to be registered in the name of the Collateral Agent (or its nominee or sub-agent)), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. (b) Proxies. In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request in writing and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent, subject to the notice requirements of Section 5.3(a), an irrevocable proxy to vote all or any part of the Pledged Securities and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Securities would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective subject to the limitations on the exercise thereof set forth in this Agreement, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Securities or any officer or agent thereof) provided that the Collateral Agent shall only be entitled to exercise such proxy upon the occurrence and during the continuance of an Event of Default and which proxy shall terminate upon the occurrence of the Commitments expiring or being terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) having been paid in full. Section 5.4 Proceeds to be Turned over to and Held by Collateral Agent. Unless otherwise expressly provided in the Credit Agreement or this Agreement, upon the occurrence and during the continuance of an Event of Default, all proceeds of any Collateral received by any Grantor hereunder in cash or cash equivalents shall be held by such Grantor for the benefit of the Collateral Agent and the other Secured Parties, and shall, promptly upon receipt of notice from the Collateral Agent by any Grantor, be turned over to the Collateral Agent in the exact form received (with any necessary endorsement). All such proceeds of Collateral and any other proceeds of any Collateral received by the Collateral Agent in cash or cash equivalents shall be held by the Collateral Agent in a cash collateral account. All proceeds being held by the Collateral Agent in a cash collateral account (or by such Grantor in trust for the Collateral Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement. Section 5.5 Sale of Pledged Securities. 15

(a) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any Pledged Securities by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any Pledged Securities for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so. The Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells any Pledged Security. (b) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Securities pursuant to Section 5.1 and this Section 5.5 valid and binding and in compliance with all applicable Law. Each Grantor further agrees that a breach of any covenant contained in this Section5.5 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that (i) no Event of Default has occurred and is continuing under the Credit Agreement or (ii) a defense of the occurrence of the Commitments expiring or being terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) having been paid in full. Each Grantor waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Securities by Collateral Agent until the occurrence of the Commitments expiring or having been terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) having been paid in full. Section 5.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency. ARTICLE VI. THE COLLATERAL AGENT Section 6.1 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and 16 by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or have any entitlement to make any inquiry respecting such authority. Section 6.2 Duty; Obligations and Liabilities. (a) Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or have any entitlement to make any inquiry respecting such authority. (b) Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor, upon the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of accounts receivable to any account debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, account debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith as finally determined by a court of competent jurisdiction. (c) Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as a reasonably prudent Person would deal with similar property for its own account. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers other than 17 as expressly set forth herein. In addition, the Collateral Agent shall not be liable or responsible for any loss or damage to any Collateral in its possession, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been reasonably selected by the Collateral Agent in good faith. (d) Obligations and Liabilities with respect to Collateral. No Secured Party and no Related Parties thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers. The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith as finally determined by a court of competent jurisdiction. Section 6.3 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower written notice prior to its intent to exercise the following rights, (a) the Collateral Agent, for the benefit of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent or the name of its nominee (as pledgee or as sub-agent) and (b) the Collateral Agent shall have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement to the extent permitted by the documentation governing such the Pledged Securities. Section 6.4 Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity Interests consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person. ARTICLE VII. MISCELLANEOUS Section 7.1 Release of Collateral. (a) Upon the occurrence of a Lien Release Event, the Liens created by this Agreement with respect to the applicable Collateral of the applicable Grantor(s) shall be automatically released to the extent provided in Section 9.11(a) of the Credit Agreement, and, in the case of the release of all of the Collateral granted by any Grantor(s) upon the occurrence of a Guaranty Release Event or if such Grantor is otherwise released from its obligations under its Guaranty pursuant to the Credit Agreement, all rights obligations of such Grantor(s) and the Collateral Agent (solely with respect to such Grantor(s)) shall terminate, and in the case of a release of all of the Collateral of all of the Grantors when the Commitments have expired or been terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) have been paid in full, this Agreement shall terminate, all without delivery of any instrument or performance of any act by 18 any party, and all rights to such Collateral shall automatically revert to the applicable Grantor(s). At the written request of any Grantor following any such termination, the Collateral Agent shall promptly deliver to such Grantor any Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents or take such actions as such Grantor shall reasonably request to evidence or effectuate such termination. (b) If the Collateral Agent shall be directed or permitted pursuant to Section 9.11 of the Credit Agreement to release any Lien on any Collateral, such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, such section. In connection therewith, the Collateral Agent, at the written request of any Grantor, shall execute and deliver to such Grantor such documents or take such actions as such Grantor shall reasonably request to evidence or further effectuate such release following the receipt by the Collateral Agent of the Release Certificate in respect of such release. (c) At the time provided in Section 9.11 of the Credit Agreement, the applicable Grantor shall be released from its obligations hereunder; and the Collateral Agent, at the written request of such Grantor, shall execute and deliver to such Grantor such releases or other documents or take such actions reasonably requested by such Grantor to evidence or effectuate such release following the receipt by the Collateral Agent of the Release Certificate in respect of such release. Any execution and delivery of documents pursuant to this Section 7.1 shall be without recourse to or warranty by the Collateral Agent. Section 7.2 Independent Obligations. The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations. If any Secured Obligation is not paid when due, or upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation then due, without first proceeding against any other Grantor or any other Collateral and without first joining any other Grantor in any proceeding. Section 7.3 No Waiver by Course of Conduct. No Secured Party shall by any act (except by a written instrument pursuant to Section 7.4), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and independent of any rights, remedies, powers and privileges provided by Law. Without limiting the generality of the foregoing, the making of any Loan, the provision of any Cash Management Services or the provision of services under any Secured Hedging Agreement shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. Section 7.4 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement; provided, however, that schedules and annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Joinders to Security Agreement, in substantially the form of Annex 1, in each case duly executed by the Collateral Agent and each Grantor directly affected thereby. 19

Section 7.5 Additional Grantors. If, at the option of the Borrower or as required pursuant to Section 6.12 of the Credit Agreement, the Borrower shall cause any Subsidiary of the Borrower that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder to Security Agreement substantially in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Effective Date. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Section 7.6 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in Schedule 10.02 of the Credit Agreement. Section 7.7 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Secured Party and their successors and permitted assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent. Section 7.8 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 7.9 Severability. Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction. Section 7.10 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Section 7.11 Jurisdiction, Etc.; Waiver of Jury Trial. EACH GRANTOR AGREES TO BE BOUND BY THE PROVISIONS OF SECTIONS 10.14(b), 10.14(c), 10.14(d) and 10.15 OF THE CREDIT AGREEMENT. Section 7.12 Security Interest Absolute. All rights of the Collateral Agent hereunder, the pledge of the Pledged Securities, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall, until such time as such Grantor is released from its obligations in accordance with the Loan Documents, when the Commitments have expired or been terminated and all Obligations (other than Obligations under Secured Hedging Agreements, Secured Cash Management Agreements and contingent obligations for which no claim has been asserted) have been paid in full, be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, 20 any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement. Section 7.13 Survival of Representations and Warranties. Each Grantor agrees to be bound by the provisions of Section 10.11 of the Credit Agreement solely in respect of the representations and warranties made by such Grantor hereunder or under any other Loan Document (if applicable). Section 7.14 Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage (if any) and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral. [SIGNATURE PAGES FOLLOW] 21

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written. GRANTOR: MIDWEST HOLDING INC. By: Name: Title: [Signature Page to Security Agreement]

[Signature Page to Security Agreement] ACKNOWLEDGED AND AGREED: ROYAL BANK OF CANADA, as Collateral Agent By: Name: Title:

ANNEX 1 TO SECURITY AGREEMENT FORM OF JOINDER TO SECURITY AGREEMENT This JOINDER TO SECURITY AGREEMENT, dated as of [●], 20[●], is delivered pursuant to Section 7.5 of the Security Agreement, dated as of November 22, 2022, by Midwest Holding Inc., a Delaware corporation (the “Borrower”), each of the other entities that becomes a party thereto pursuant to Section 7.5 thereof (collectively, with the Borrower, the “Grantors”), Royal Bank of Canada, as collateral agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Collateral Agent”) for the Lenders and each other Secured Party (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used herein without definition are used as defined in the Security Agreement. By executing and delivering this Joinder to Security Agreement, the undersigned, as provided in Section 7.5 of the Security Agreement, hereby (a) becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein, (b) without limiting the generality of the foregoing, as collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, (i) mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and (ii) grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in, all of its right, title and interest in, to and under the Collateral (for the avoidance of doubt, in each case, other than Excluded Property) of the undersigned and (c) expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Security Agreement. The information set forth in Annex 1-A to this Joinder to Security Agreement is hereby added to the respective information set forth in Schedules 1 through 6 to the Security Agreement. By acknowledging and agreeing to this Joinder to Security Agreement, the undersigned hereby agrees that this Joinder to Security Agreement may be attached to the Security Agreement and that the Collateral listed on Annex 1- A to this Joinder Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned. The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement applicable to it is true and correct in all material respects on and as of the date hereof as if made on and as of such date (or (A) if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date and (B) in the case of those representations and warranties which are qualified by “material” or “Material Adverse Effect”, such representations and warranties shall be true and correct in all respects). This Joinder to Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS JOINDER TO SECURITY AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN. [Additional Grantor] By: Name: Title: [Signature Page to Joinder to Security Agreement]

ACKNOWLEDGED AND AGREED as of the date first above written: ROYAL BANK OF CANADA, as Collateral Agent By: Name: Title: [Signature Page to Joinder to Security Agreement]

ANNEX 2 TO SECURITY AGREEMENT FORM OF [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT1 THIS [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of __________ __, 20__, is made by [GRANTOR] (the “Grantor”), in favor of Royal Bank of Canada, as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Collateral Agent”) for the Lenders (as defined in the Credit Agreement referred to below) and the other Secured Parties. W I T N E S E T H: WHEREAS, pursuant to the Credit Agreement, dated as of November 22, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Midwest Holding Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and the Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, Grantor is a party to the Security Agreement pursuant to which Grantor is required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement. NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to [Grantor] [the Borrower] thereunder, Grantor hereby agrees with the Collateral Agent as follows: Section 1. Defined Terms. Capitalized terms used herein without definition are used as defined in the Security Agreement. Section 2. Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral. Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of Grantor, hereby grants to the Collateral Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral (for the avoidance of doubt, in each case, other than Excluded Property) of such Grantor (the “[Copyright] [Patent] [Trademark] Collateral”): (a) [all of its registrations and applications for registration for United States Copyrights, including, without limitation, those referred to on Schedule 1 hereto; (b) all renewals, reversions and extensions of the foregoing; (c) all licenses for registered or applied-for United States Copyrights, pursuant to which Grantor is an exclusive licensee thereunder; and (d) all income, royalties, proceeds, claims, actions and suits at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all 1 Separate agreements should be executed relating to each Grantor’s respective Copyrights, Patents, and Trademarks.

rights to sue and recover at law or in equity for any past, present and future infringement, violation or other impairment thereof.] or (a) [all of its United States Patents, including, without limitation, those referred to on Schedule 1 hereto; (b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and (c) all income, royalties, proceeds, claims, actions and suits at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, violation or other impairment thereof.] or (a) [all of its registrations and applications for registration for United States Trademarks included in the Collateral, including, without limitation, those referred to on Schedule 1 hereto; (b) all renewals and extensions of the foregoing; (c) all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and (d) all income, royalties, proceeds, claims, actions and suits at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof. Notwithstanding the foregoing, there shall be no Lien on or security interest granted or pledged by any Grantor in any Trademark application that is filed on an “intent-to-use” basis prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto.] Section 3. Security Agreement. The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantor hereby acknowledges and agrees that the rights and remedies of the Collateral Agent with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this [Copyright] [Patent] [Trademark] Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control. Section 4. Counterparts. This [Copyright] [Patent] [Trademark] Security Agreement may be executed (including by electronic signature) in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 5. Governing Law. This [Copyright] [Patent] [Trademark] Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above. [GRANTOR] as Grantor By: Name: Title: [SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]

ACCEPTED AND AGREED as of the date first above written: ROYAL BANK OF CANADA, as Collateral Agent By: Name: Title: [SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]

Schedule 1 [Copyright] [Patent] [Trademark] Registrations and Applications

Schedules to Security Agreement Schedule 1 Commercial Tort Claims None.

Schedule 2 Filing Offices Grantor Address Midwest Holding Inc. Delaware

Schedule 3 Jurisdiction of Organization; Chief Executive Office Legal Name Jurisdiction Organizational Identification Number Chief Executive Office Acquired Entities/ “All Assets” Within Last 5 Years Midwest Holding Inc. Delaware DE File #: 3462332 2900 S 70th St Suite 400 Lincoln, NE 68506 1505 Capital LLC

Schedule 4 Locations of Collateral Grantor Collateral Location Address Midwest Holding Inc. 2900 S 70th St Suite 400 Lincoln, NE 68506

Schedule 5 Pledged Equity Interest None.

Schedule 6 Intellectual Property Copyrights: None. Patents: None. Trademarks: None.

EXHIBIT I Form of Perfection Certificate (See attached.)

PERFECTION CERTIFICATE November 22, 2022 This Perfection Certificate is delivered in accordance with (i) that certain Credit Agreement, dated as of the date hereof (the “Credit Agreement”), by and among Midwest Holding Inc., a Delaware corporation (the “Borrower”), the Lenders, and Royal Bank of Canada, as Administrative Agent and as Collateral Agent, and (ii) that certain Security Agreement, dated as of the date hereof (the “Security Agreement”), by and among the Borrower and the Collateral Agent. Terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement or Security Agreement, as applicable. The undersigned (the “Responsible Officer” of the Borrower) hereby certifies, as an officer of the Borrower and not in an individual capacity and without personal liability, to the Collateral Agent and each other Secured Party, as of the date hereof, as follows: I. CURRENT INFORMATION A. Legal Names, Organizations, Jurisdictions of Organization and Organizational Identification Numbers. The exact legal name (as it appears in each respective certificate or articles of incorporation, certificate of formation or similar organizational document(s), in each case as amended to date), the type of organization, the jurisdiction of organization and the organizational identification number and the tax identification number of the Borrower is as set forth on Schedule IA. B. Addresses. 1. Chief Executive Offices and Mailing Addresses. The chief executive office address and the preferred mailing address (if different than the chief executive office) of the Borrower is as set forth on Schedule IB1. C. Special Debtors and Former Article 9 Debtors. Except as specifically identified below, the Borrower is not: (i) a transmitting utility (as defined in Section 9-102(a)(80)), (ii) primarily engaged in farming operations (as defined in Section 9-102(a)(35)), (iii) a trust, (iv) a foreign air carrier within the meaning of the federal aviation act of 1958, as amended, (v) a branch or agency of a bank which bank is not organized under the law of the United States or any state thereof or (vi) located (within the meaning of Section 9-307) in the Commonwealth of Puerto Rico. All references in this Section C to “Section” are to sections of the New York Uniform Commercial Code, as in effect on the date hereof. D. Acquisitions of Equity Interests or Assets. Except as set forth on Schedule ID hereto, the Borrower has not acquired the equity interests of another entity or substantially all the assets of another entity within the five (5) years preceding the date hereof.

E. Corporate Ownership and Organizational Structure. Attached as Schedule IE hereto is a true and correct chart showing the ownership relationship of Borrower and its Subsidiaries. II. INFORMATION REGARDING CERTAIN COLLATERAL A. Investment Related Property. 1. Equity Interests. Attached as Schedule IIA1 hereto is a true and correct list of all Equity Interests (other than Excluded Equity) owned by the Borrower together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust) and the certificate number thereof (if certificated). 2. Debt Securities & Instruments. Attached as Schedule IIA2 hereto is a true and correct list of all debt securities and instruments owed to the Borrower (other than checks to be deposited in the ordinary course of business and any intercompany indebtedness) with an aggregate principal amount in excess of $1,000,000 and required to be delivered to the Administrative Agent under the Security Agreement, and to the extent applicable, specifying the creditor and debtor thereunder and the outstanding principal amount thereof. B. Intellectual Property. Set forth on Schedule IIB is a true and correct list of US registered Patents, Trademarks and Copyrights or applications therefore, in each case held by the Borrower. C. Real Estate Related UCC Collateral. 1. Attached as Schedule IIC1 hereto is a list of all real property owned by the Borrower located in the United States having a book value on the Effective Date of greater than $5,000,000. 2. “As Extracted” Collateral. Set forth below are all the locations where the Borrower owns, leases or has an interest in any wellhead or minehead: 3. Timber to be Cut. Set forth below are all locations where the Borrower owns goods that are timber to be cut: D. Commercial Tort Claims. Set forth below is a list of all Commercial Tort Claims in excess of 1,000,000 held by the Borrower, including a brief description thereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO PERFECTION CERTIFICATE] IN WITNESS WHEREOF, the undersigned hereto has caused this Certificate to be executed as of the date first written above by its officer thereunto duly authorized. MIDWEST HOLDING INC. By: Name: Title:

SCHEDULE IA LEGAL NAMES, ORGANIZATIONS, JURISDICTIONS OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBERS, ETC. Grantor Type of Entity Jurisdiction of Organization Federal Taxpayer ID Number Organizational I.D. # Midwest Holding Inc. Corporation Delaware 20-0362426 DE File #: 3462332

SCHEDULE IB1 CHIEF EXECUTIVE OFFICES AND MAILING ADDRESSES Grantor Address of Chief Executive Office (and Preferred Mailing Address, if Different) Midwest Holding Inc. 2900 S 70th St Suite 400 Lincoln, NE 68506

SCHEDULE ID RECENT ACQUISITIONS Entity Midwest Ownership Percentage Date of Acquisition 1505 Capital LLC 100% 51% - 4/2/2019 49% - 6/12/2020

SCHEDULE IE ORGANIZATIONAL STRUCTURE See attached.

MWH Entity Ownership Structure Chart 2022



Midwest Holding Inc.
(DE)
100%
100%
100%
100%
Class A
Voting
Interests
30%
Class B
Non-Voting
Interests
100%
Class B
Voting
Shares
100%
Class A
Voting
Interests
Insurance Carrier
Investment Adviser
Captive Sponsor
American Life & Security Corp. (ALSC) (NE)
1505 Capital LLC (DE)
Seneca Reinsurance Company LLC (VT)
Midwest Capital Corp. (DE)
100%
Class A Voting
Interests
100%
Class B
Non-Voting
Interests
SRC1 (Orix managed)
SRC3 (1505 managed)
SRC4 (CoVenture managed)

Legend

Ownership in LLCs shown as interests
Ownership in Corporations shown as shares

Square/Rectangle: **Corp.**
Triangle: **LLC, LP**

SCHEDULE IIA1 EQUITY INTERESTS None.

SCHEDULE IIA2 DEBT SECURITIES & INSTRUMENTS None.

SCHEDULE IIB INTELLECTUAL PROPERTY None.

SCHEDULE IIC1 CERTAIN MATERIAL OWNED REAL PROPERTY None.

EXHIBIT J Form of Notice of Prepayment [DATE] 37 Royal Bank of Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below 155 Wellington Street W. Toronto, ON M5V 3k7 8th Floor Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 22, 2022 (the “Credit Agreement”), among MIDWEST HOLDING INC., a Delaware corporation (the “Borrower”), the Lenders, and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. The Borrower hereby notifies the Administrative Agent, pursuant to Section 2.03 of the Credit Agreement, of the following optional prepayment (collectively, the “Prepayment”) to be made on the terms stated below: 1. The Prepayment shall be made on the following date: [_____]. 2. The principal amount of such Prepayment shall be: $[_____].38 3. The Prepayment shall apply to the following Loans: [_____].39 4. [The Prepayment shall be conditioned upon the occurrence of [_____].40 If such condition[s] [is][are] not satisfied, the Borrower may revoke this notice by delivering notice of such revocation to the Administrative Agent at any time on or prior to the date of the Prepayment specified above.] [Signature page follows] 37 To be delivered not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Term Benchmark Loans and (B) on the date of prepayment of Base Rate Loans. 38 AnyPrepayment of (A) Term Benchmark Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof and (B) Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. 39 Include a description of what Type(s) of Loans to be prepaid, including the Interest Period(s) of any Term Benchmark Loans to be prepaid. 40 The Prepayment may be conditioned upon the occurrence of one or more events. J-1 Form of Notice of Prepayment

EXHIBIT J J-2 Form of Notice of Prepayment MIDWEST HOLDING INC., as Borrower By: Name: Title: